Exhibit 99.1

EXECUTION VERSION

MORTGAGE LOAN PURCHASE AGREEMENT

This Mortgage Loan Purchase Agreement (this “Agreement”), is dated and effective as of September 14, 2016, between Ladder Capital Finance LLC, as seller (in such capacity, together with its successors and permitted assigns hereunder, the “Mortgage Loan Seller” or “Seller”), Ladder Capital Finance Holdings LLLP (“LCFH”), Series REIT of Ladder Capital Finance Holdings LLLP (“LC REIT”), Series TRS of Ladder Capital Finance Holdings LLLP (“LC TRS”, and collectively with LCFH and LC REIT, the “LC Guarantors”) and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser (in such capacity, together with its successors and permitted assigns hereunder, the “Purchaser”).

RECITALS

The Mortgage Loan Seller desires to sell, assign, transfer, set over and otherwise convey to the Purchaser, without recourse, representation or warranty, other than as set forth herein, and the Purchaser desires to purchase, subject to the terms and conditions set forth herein, the commercial, multifamily and/or manufactured housing community mortgage loans (collectively, the “Mortgage Loans”) identified on the schedule annexed hereto as Exhibit A (as such schedule may be amended from time to time pursuant to the terms hereof, the “Mortgage Loan Schedule”).

The Purchaser intends to create a trust (the “Trust”), the primary assets of which will be a segregated pool of commercial, multifamily and/or manufactured housing community mortgage loans, that includes the Mortgage Loans. Beneficial ownership of the assets of the Trust (such assets collectively, the “Trust Fund”) will be evidenced by a series of mortgage pass-through certificates (the “Certificates”). Certain classes of the Certificates will be rated by nationally recognized statistical rating organizations (the “Rating Agencies”). Certain classes of Certificates (the “Registered Certificates”) will be registered under the Securities Act of 1933, as amended (the “Securities Act”), and certain classes of Certificates (the “Non-Registered Certificates”) will not be registered under the Securities Act. The Trust will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of September 1, 2016 (the “Pooling and Servicing Agreement”), between Wells Fargo Commercial Mortgage Securities, Inc., as depositor (the “Depositor”), Wells Fargo Bank, National Association, as general master servicer (in such capacity, the “General Master Servicer”), Midland Loan Services, a Division of PNC Bank, National Association, as general special servicer (the “General Special Servicer”), National Cooperative Bank, N.A., as NCB master servicer (in such capacity, the “NCB Master Servicer”) and as NCB special servicer (in such capacity, the “NCB Special Servicer”), Wells Fargo Bank, National Association, as certificate administrator (in such capacity, the “Certificate Administrator”), as tax administrator and as custodian (in such capacity, the “Custodian”), Wilmington Trust, National Association, as trustee (the “Trustee”), and Trimont Real Estate Advisors, LLC, as operating advisor (in such capacity, the “Operating Advisor”) and as asset representations reviewer (in such capacity, the “Asset Representations Reviewer”). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement as in full force and effect on the Closing Date (as defined in Section 1 hereof). Any reference to a provision of the Pooling and Servicing Agreement shall be to the Pooling and Servicing Agreement as in full force and effect on the Closing Date. It is anticipated that the Purchaser will transfer the

Mortgage Loans to the Trustee on behalf of the Trust contemporaneously with its purchase of the Mortgage Loans hereunder.

The Purchaser intends to sell the Registered Certificates to Wells Fargo Securities, LLC (“WFS”), Academy Securities, Inc. (“Academy”) and Deutsche Bank Securities Inc. (“DBSI”) (collectively in such capacity, the “Underwriters”) pursuant to an underwriting agreement, dated as of the date hereof (the “Underwriting Agreement”), between the Purchaser, Wells Fargo Bank, National Association and the Underwriters. The Purchaser intends to sell the Non-Registered Certificates to WFS, Academy and DBSI (collectively in such capacity, the “Initial Purchasers”) pursuant to a certificate purchase agreement, dated as of the date hereof (the “Certificate Purchase Agreement”), between the Purchaser, Wells Fargo Bank, National Association and the Initial Purchasers. The Certificates are more fully described in (a) that certain prospectus, dated September 15, 2016 (together with all annexes and exhibits thereto, the “Prospectus”), relating to the Registered Certificates and (b) that certain private placement memorandum, dated September 15, 2016 (together with all annexes and exhibits thereto, the “Private Placement Memorandum”), relating to the Non-Registered Certificates, as each may be amended or supplemented at any time hereafter.

The Mortgage Loan Seller will indemnify the Depositor, the Underwriters, the Initial Purchasers and certain related parties with respect to certain disclosure regarding the Mortgage Loans that is contained in (a) that certain preliminary prospectus, dated September 6, 2016, relating to the Registered Certificates (together with all annexes and exhibits thereto, the “Preliminary Prospectus”), (b) that certain preliminary private placement memorandum, dated September 6, 2016, relating to the Non-Registered Certificates (together with all annexes and exhibits thereto, the “Preliminary Private Placement Memorandum”), (c) the Prospectus, (d) the Private Placement Memorandum and (e) certain other disclosure documents and offering materials relating to the Certificates, pursuant to an indemnification agreement, dated as of the date hereof (the “Indemnification Agreement”), among the Mortgage Loan Seller, the LC Guarantors, the Depositor, the Underwriters and the Initial Purchasers. The LC Guarantors will provide a payment guarantee with respect to the Mortgage Loan Seller’s obligations under, and as part of, the Indemnification Agreement.

The Mortgage Loan Seller and the LC Guarantors hereby acknowledge that the LC Guarantors, including in the case of certain LC Guarantors as owners of a direct or indirect interest in the Mortgage Loan Seller, will benefit from the transactions contemplated by this Agreement and that the Purchaser is not willing to enter into this Agreement or the transactions contemplated hereby in the absence of the agreement of the Mortgage Loan Seller and each of the LC Guarantors set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

Section 1.            Agreement to Purchase. The Mortgage Loan Seller agrees to sell, assign, transfer, set over and otherwise convey to the Purchaser, without recourse, representation or warranty, other than as set forth herein, and the Purchaser agrees to purchase from the Mortgage Loan Seller, subject to the terms and conditions set forth herein, the Mortgage Loans. The purchase and sale of the Mortgage Loans shall take place on September 29, 2016 or such other date as shall be mutually acceptable to the parties hereto (the “Closing Date”). As of the Cut-off Date, the Mortgage Loans will have an aggregate principal balance, after application of all payments of principal due on the Mortgage Loans, if any, on or before such date, whether or not received, of $414,901,931, subject to a variance of plus or minus 5%. The purchase price for the Mortgage Loans shall be an amount set forth on the cross receipt between the Mortgage Loan Seller and the Purchaser dated the Closing Date (which price reflects no deduction for any transaction expenses for which the Mortgage Loan Seller is responsible). The Purchaser shall pay such purchase price to the Mortgage Loan Seller on the Closing Date by wire transfer in immediately available funds or by such other method as shall be mutually acceptable to the parties hereto.

Section 2.             Conveyance of the Mortgage Loans. (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and the other conditions to the Mortgage Loan Seller’s and the LC Guarantors’ obligations set forth herein, the Mortgage Loan Seller does hereby sell, assign, transfer, set over and otherwise convey to the Purchaser, without recourse, representation or warranty, other than as set forth herein, all of the right, title and interest of the Mortgage Loan Seller in, to and under the Mortgage Loans and all documents included in the related Mortgage Files and Servicing Files, with the understanding that a servicing rights purchase and sale agreement or comparable agreement may be executed by the Mortgage Loan Seller and the General Master Servicer. Such assignment includes all scheduled payments of principal and interest under and proceeds of the Mortgage Loans received after their respective Cut-off Dates (other than scheduled payments of interest and principal due on or before their respective Cut-off Dates, which shall belong and be promptly remitted to the Mortgage Loan Seller) together with all documents delivered or caused to be delivered hereunder with respect to such Mortgage Loans by the Mortgage Loan Seller (including all documents included in the related Mortgage Files and Servicing Files and any other documents required to be delivered by the Mortgage Loan Seller under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement). The Purchaser shall be entitled to receive all scheduled payments of principal and interest due on the Mortgage Loans after their respective Cut-off Dates, and all other recoveries of principal and interest collected thereon after their respective Cut-off Dates (other than scheduled payments of principal and interest due on the Mortgage Loans on or before their respective Cut-off Dates and collected after such respective Cut-off Dates or, in the case of Qualified Substitute Mortgage Loans (if any), due on or prior to the related date of substitution and collected after such date, in each case, which shall belong to the Mortgage Loan Seller).

After the Mortgage Loan Seller’s transfer of the Mortgage Loans to the Purchaser, as provided herein, the Mortgage Loan Seller shall not take any action inconsistent with the Purchaser’s ownership of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that the Mortgage Loan Seller is expressly permitted to complete subsequent to the Closing Date, the Mortgage Loan Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the Mortgage Loans by the Mortgage Loan Seller to the Purchaser.

(b)            The conveyance of the Mortgage Loans and the related rights and property accomplished hereby is intended by the parties hereto to constitute a sale by the Mortgage Loan

Seller of all the Mortgage Loan Seller’s right, title and interest in and to such Mortgage Loans and such other related rights and property by the Mortgage Loan Seller to the Purchaser. Furthermore, it is not intended that such conveyance be a pledge of security for a loan. If such conveyance is determined to be a pledge of security for a loan, however, then: (i) this Agreement shall constitute a security agreement under applicable law; (ii) the Mortgage Loan Seller shall be deemed to have granted to the Purchaser, and in any event, the Mortgage Loan Seller hereby grants to the Purchaser, a first priority security interest in all of the Mortgage Loan Seller’s right, title and interest, whether now owned or hereafter acquired, in and to (1) the Mortgage Loans, (2) all documents included in the related Mortgage Files and Servicing Files, (3) all scheduled payments of principal and interest due on the Mortgage Loans after their respective Cut-off Dates, and (4) all other recoveries of principal and interest collected thereon after their respective Cut-off Dates (other than scheduled payments of principal and interest due on the Mortgage Loans on or before their respective Cut-off Dates and collected after such respective Cut-off Dates or, in the case of Qualified Substitute Mortgage Loans (if any), due on or prior to the related date of substitution and collected after such date); (iii) the assignment by the Purchaser to the Trustee of its interests in the Mortgage Loans as contemplated by Section 16 hereof shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Purchaser (or the Custodian) of the Mortgage Notes with respect to the Mortgage Loans subject hereto from time to time and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be “possession by the secured party” or possession by a purchaser or person designated by such secured party for the purpose of perfecting such security interest under applicable law; and (v) notifications to, and acknowledgments, receipts or confirmations from, Persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law. The Mortgage Loan Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be reasonably necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

(c)            In connection with the Mortgage Loan Seller’s assignment pursuant to Section 2(a) above, the Mortgage Loan Seller, at its expense, shall deliver to and deposit with, or cause to be delivered to and deposited with, the Custodian subject, with respect to the Servicing Shift Whole Loans, to the provisions of Section 2.01(i) of the Pooling and Servicing Agreement, (x) on or before the Closing Date, the Mortgage Note relating to each Mortgage Loan so assigned, endorsed to the Trustee or in blank as specified in clause (i) of the definition of “Mortgage File” (or, alternatively, if the original executed Mortgage Note has been lost, a lost note affidavit and indemnity with a copy of such Mortgage Note as specified in clause (i) of the definition of “Mortgage File”) and (y) on or before the date that is forty-five (45) days following the Closing Date (or such later date as may be provided under Sections 2.01(b) or (c) of the Pooling and Servicing Agreement with respect to any item), the remainder of the Mortgage File for each Mortgage Loan (which delivery shall be subject to clauses (e) and (f) in the proviso of the definition of “Mortgage File”) and, except in the case of a Mortgage Loan that is part of a Non-Serviced Whole Loan as of the Closing Date, any other items required to be delivered or deposited by the Mortgage Loan Seller under Sections 2.01(b) and (c) of the Pooling and

Servicing Agreement (other than amounts from reserve accounts and originals of letters of credit, which shall be transferred to the General Master Servicer) for each Mortgage Loan, and shall take such other actions and pay such costs with respect to the Mortgage Loans as may be required under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement.

(d)            In accordance with Section 2.01(b) of the Pooling and Servicing Agreement, with respect to letters of credit referred to in clause (xii) of the definition of “Mortgage File”, subject to Section 2.01(i) of the Pooling and Servicing Agreement, the Mortgage Loan Seller shall deliver the original of such letter of credit to the General Master Servicer (with a copy to the Custodian) or, if such original has been submitted by the Mortgage Loan Seller to the issuing bank to effect a reissuance, assignment or amendment of such letter of credit (changing the beneficiary thereof to the General Master Servicer (in care of the Trustee) that may be required in order for the General Master Servicer to draw on such letter of credit on behalf of the Trust in accordance with the applicable terms thereof and/or of the related Mortgage Loan documents), the Mortgage Loan Seller shall be deemed to have satisfied the delivery requirements of this Agreement and the Pooling and Servicing Agreement by delivering with respect to such letter(s) of credit a copy thereof to the Custodian indicating that such document has been delivered to the issuing bank for reissuance or an Officer’s Certificate from the General Master Servicer certifying that it holds the letter(s) of credit pursuant to Section 2.01(b) of the Pooling and Servicing Agreement, a copy of which shall be delivered to the Custodian on the Closing Date. If a letter of credit referred to in the previous sentence is not in a form that would allow the General Master Servicer to draw on such letter of credit on behalf of the Trust in accordance with the applicable terms thereof and/or of the related Mortgage Loan documents, the Mortgage Loan Seller shall deliver the appropriate assignment or amendment documents (or copies of such assignment or amendment documents if the Mortgage Loan Seller has submitted the originals to the related issuer of such letter of credit for processing) to the Custodian within forty-five (45) days of the Closing Date. If not otherwise paid by the related Mortgagor, the Mortgage Loan Seller shall pay any costs of assignment or amendment of such letter(s) of credit required in order for the General Master Servicer to draw on such letter(s) of credit on behalf of the Trust and shall cooperate with the reasonable requests of the General Master Servicer in connection with effectuating a draw under any such letter of credit prior to the date such letter of credit is assigned or amended in order that it may be drawn by the General Master Servicer on behalf of the Trust.

In addition, pursuant to Section 3.01(f) of the Pooling and Servicing Agreement, subject to Section 2.01(i) of the Pooling and Servicing Agreement, within sixty (60) days (or such shorter time period as is required by the terms of the applicable Mortgage Loan documents) after the later of (i) the receipt of a letter of credit pursuant to this Section 2(d) by the General Master Servicer and (ii) the Closing Date, the Mortgage Loan Seller shall notify each provider of a letter of credit for each Mortgage Loan identified as having a letter of credit on the Mortgage Loan Schedule, that the General Master Servicer (in care of the Trustee) for the benefit of the Certificateholders and any related Companion Holders shall be the beneficiary under each such letter of credit.

(e)            In addition, with respect to the Mortgage Loan identified as Loan No. 18 on the Mortgage Loan Schedule, which is subject to a franchise agreement with a related comfort letter in favor of the Mortgage Loan Seller that requires notice to or request of the related franchisor to transfer or assign any related comfort letter to the Trustee for the benefit of the Certificateholders or otherwise have a new comfort letter (or any such new document or acknowledgement as may be contemplated under the existing comfort letter) issued in the name of the Trustee for the benefit of the Certificateholders, the Mortgage Loan Seller shall, within forty-five (45) days of the Closing Date (or any shorter period if required by the applicable comfort letter), notify the related franchisor (with a copy to the General Master Servicer) that such Mortgage Loan has been transferred to the Trust; and if the Mortgage Loan Seller receives notice from such Master Servicer that any such comfort letter with respect to a franchise agreement has not been received within the timeframe provided under Section 2.01(g) of the Pooling and Servicing Agreement, the Mortgage Loan Seller shall, within a commercially reasonable time after receipt of such notice, obtain a replacement comfort letter in substantially the same form as the existing comfort letter (or any such new document or acknowledgement as may be contemplated under the existing comfort letter) in favor of the Trust.

(f)            In connection with the Mortgage Loan Seller’s assignment pursuant to Section 2(a) above, the Mortgage Loan Seller, at its expense, shall deliver to and deposit with, or cause to be delivered to and deposited with, the General Master Servicer in accordance with Section 2.01(d) of the Pooling and Servicing Agreement, the following items: (i) within the timeframes for delivery set forth in Section 2(c) above, a copy of the Mortgage File for each Mortgage Loan (except that copies of instruments of assignment will be delivered by the Custodian when the originals are returned or delivered, as applicable, to it in accordance with the requirements of Section 2.01(b) of the Pooling and Servicing Agreement); (ii) within the timeframe for delivery set forth in Section 2.01(d) of the Pooling and Servicing Agreement, originals or copies of all financial statements, appraisals, environmental reports, engineering reports, transaction screens, seismic assessment reports, leases, rent rolls, Insurance Policies and certificates, major space leases, legal opinions and tenant estoppels and any other relevant documents relating to the origination and servicing of any Mortgage Loan or related Whole Loan that are reasonably necessary for the ongoing administration and/or servicing of the applicable Mortgage Loan or Whole Loan in the possession or under the control of the Mortgage Loan Seller that relate to the Mortgage Loans or related Whole Loan(s) and, to the extent that any original documents or copies, as applicable, of the following documents are not required to be a part of a Mortgage File for any Mortgage Loan or Whole Loan, originals or copies of all documents, certificates and opinions in the possession or under the control of the Mortgage Loan Seller that were delivered by or on behalf of the related Mortgagors in connection with the origination of such Mortgage Loans (provided that the Mortgage Loan Seller shall not be required to deliver any attorney-client privileged communication, draft documents or any documents or materials prepared by it or its Affiliates for internal uses, including without limitation, credit committee briefs or memoranda and other internal approval documents); and (iii) all unapplied reserve funds and Escrow Payments in the possession or under the control of the Mortgage Loan Seller that relate to the Mortgage Loans (other than any Non-Serviced Whole Loans). In addition, not later than the Closing Date, the Mortgage Loan Seller shall provide to the General Master Servicer the initial data with respect to each Mortgage Loan that is necessary for the preparation of the initial CREFC® Financial File and CREFC® Loan Periodic Update File required to be delivered by the General Master Servicer under the Pooling and Servicing Agreement.

(g)            Under generally accepted accounting principles (“GAAP”) and for federal income tax purposes, the Mortgage Loan Seller shall report its transfer of the Mortgage Loans to the Purchaser, as provided herein, as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration specified in Section 1 hereof. In connection with the foregoing, the Mortgage Loan Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan) and to reflect that the Mortgage Loans are no longer property of the Mortgage Loan Seller. In no event shall the Mortgage Loan Seller take any action that is inconsistent with the Trust’s ownership of each Mortgage Loan following the Closing Date.

(h)            The Mortgage Loan Schedule, as it may be amended from time to time, shall conform to the requirements set forth in the Pooling and Servicing Agreement (except with respect to the Administrative Cost Rate). The Mortgage Loan Seller shall, within fifteen (15) days of its discovery or receipt of notice of any error on the Mortgage Loan Schedule, amend such Mortgage Loan Schedule and deliver to the Purchaser or the Trustee, as the case may be, an amended Mortgage Loan Schedule; provided that this sentence shall not be construed to relieve the Mortgage Loan Seller of any liability for any related Breach or to shorten the period available to the Mortgage Loan Seller with respect to the cure, repurchase or substitution provisions with respect to a Material Defect set forth in Section 5.

(i)            Notwithstanding anything to the contrary, the Purchaser and the Mortgage Loan Seller hereby acknowledge and agree that with respect to the Mortgage Loans secured by the Mortgaged Properties or portfolios of Mortgaged Properties identified as Mortgage Loan Numbers 5, 18, 19, 20, 22, 28, 30, 32, 37, 38, 39, 54, 56, 64, 66, 78 and 79 on the Mortgage Loan Schedule that are subject to defeasance, the Mortgage Loan Seller has retained the right of the lender under the Mortgage Loan documents to receive a percentage of the economic benefit associated with the ownership of the successor borrower, to designate and establish the successor borrower and to purchase (or cause the purchase on behalf of the related borrower of) the related defeasance collateral, in each case if there is a defeasance of such Mortgage Loan (“Seller Defeasance Rights and Obligations”). The Purchaser shall cause the Pooling and Servicing Agreement to provide that: (i) if the Master Servicer receives notice of a defeasance request to a Mortgage Loan subject to defeasance, then the Master Servicer shall provide upon receipt of such notice, written notice of such defeasance request to the Mortgage Loan Seller or its assignee; and (ii) until such time as the Mortgage Loan Seller provides written notice to the contrary, notice of a defeasance of a Mortgage Loan with Seller Defeasance Rights and Obligations shall be delivered to the Mortgage Loan Seller pursuant to the notice provisions of the Pooling and Servicing Agreement.

Section 3.            Examination of Mortgage Loan Files and Due Diligence Review. The Mortgage Loan Seller shall reasonably cooperate with any examination of the Mortgage Files for, and any other documents and records relating to, the Mortgage Loans, that may be undertaken by or on behalf of the Purchaser on or before the Closing Date. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of any of the Mortgage Files for, and/or any of such other documents and records relating to, the Mortgage Loans, shall not affect the Purchaser’s right to pursue any remedy available in equity or at law for a breach of the Mortgage Loan Seller’s representations and warranties made pursuant to Section 4, except as expressly set forth in Section 5.

Section 4.             Representations, Warranties and Covenants of the Mortgage Loan Seller and the Purchaser. (a) The Mortgage Loan Seller hereby makes, as of the Closing Date (and, in connection with any replacement of a Defective Loan (as defined in Section 4(f) hereof) with one or more Qualified Substitute Mortgage Loans (also as defined in Section 4(f) hereof), pursuant to Section 5(a) hereof, as of the related date of substitution), to and for the benefit of the Purchaser, each of the representations and warranties set forth in Exhibit B-1. The Purchaser hereby makes, as of the Closing Date, to and for the benefit of the Mortgage Loan Seller, each of the representations and warranties set forth in Exhibit B-2. The LC Guarantors hereby make, as of the Closing Date (and, in connection with any replacement of a Defective Loan (as defined in Section 4(f) hereof) with one or more Qualified Substitute Mortgage Loans (also as defined in Section 4(f) hereof), pursuant to Section 5(a) hereof, as of the related date of substitution), to and for the benefit of the Purchaser, each of the representations and warranties set forth in Exhibit B-3, Exhibit B-4 and Exhibit B-5 respectively.

(b)            The Mortgage Loan Seller hereby makes, as of the Closing Date (or as of such other date specifically provided in the particular representation or warranty), to and for the benefit of the Purchaser, each of the representations and warranties set forth in Exhibit C, subject to the exceptions set forth in Schedule C. The Mortgage Loan Seller is also referred to herein as the “Responsible Repurchase Party”.

(c)            The Mortgage Loan Seller hereby represents and warrants, as of the Closing Date, to and for the benefit of the Purchaser only, that the Mortgage Loan Seller has not dealt with any broker, investment banker, agent or other person (other than the Depositor or an affiliate thereof, the Underwriters and the Initial Purchasers) who may be entitled to any commission or compensation in connection with the sale to the Purchaser of the Mortgage Loans.

(d)            The Mortgage Loan Seller hereby represents and warrants that, with respect to the Mortgage Loans and the Mortgage Loan Seller’s role as “originator” (or the role of any third party as “originator” of any Mortgage Loan for which the Mortgage Loan Seller was not the originator) and “sponsor” in connection with the issuance of the Registered Certificates, the information regarding the Mortgage Loans, the related Mortgagors, the related Mortgaged Properties and/or the Mortgage Loan Seller contained in each of the Preliminary Prospectus and the Prospectus complies in all material respects with the applicable disclosure requirements of Regulation AB as in effect on the date hereof and for which compliance is required as of the date hereof. As used herein, “Regulation AB” means Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1125, as such rules may be amended from time to time, and subject to such clarification and interpretation as have been or may hereafter be from time to time provided by the Securities and Exchange Commission (the “Commission”) or by the staff of the Commission, in each case as effective from time to time as of the compliance dates specified therein.

(e)            If the Mortgage Loan Seller requires the General Master Servicer to retain any Servicing Function Participant to service any one or more Mortgage Loans (each, a “Designated Mortgage Loan”) as of the Closing Date, the Mortgage Loan Seller (i) represents and warrants that it has caused such Servicing Function Participant to agree to comply, as evidenced by written documentation between such Servicing Function Participant and the

Mortgage Loan Seller (or between such Servicing Function Participant and either the Purchaser or the General Master Servicer, and as to which the Seller is a third party beneficiary), with all reporting requirements set forth in Article XI of the Pooling and Servicing Agreement applicable to such Servicing Function Participant for such Designated Mortgage Loans (the “Applicable PSA Reporting Requirements”), for so long as the Trust is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (ii) covenants with the Purchaser that, for so long as the Trust is subject to the reporting requirements of the Exchange Act, it shall cause such Servicing Function Participant that services a Mortgage Loan as of the Closing Date to comply with all Applicable PSA Reporting Requirements; provided, however that the foregoing shall not apply to any party so retained by the General Master Servicer whose status as a Servicing Function Participant is based on (i) any modification, waiver or amendment entered into after the Closing Date related to the obligations of any such party so retained by the General Master Servicer to the extent not consented to by the Seller or (ii) the Servicing Function Participant’s activities with respect to any mortgage loan in the Trust Fund that is not a Designated Mortgage Loan described on Exhibit A hereto.

(f)            The Responsible Repurchase Party hereby agrees that it shall be deemed to make to and for the benefit of the Purchaser, as of the date of any substitution, with respect to any replacement Mortgage Loan (a “Qualified Substitute Mortgage Loan”) that is substituted for a Defective Loan by the Responsible Repurchase Party pursuant to Section 5(a) of this Agreement, each of the representations and warranties set forth in Exhibit C to this Agreement. For purposes of the representations and warranties set forth in Exhibit C, representations and warranties made as of the Closing Date or as of the Cut-off Date shall, in the case of a Qualified Substitute Mortgage Loan, be made as of the date of substitution. From and after the date of substitution, each Qualified Substitute Mortgage Loan, if any, shall be deemed to constitute a “Mortgage Loan” hereunder for all purposes. A “Defective Loan” is any Mortgage Loan as to which there is an unremedied Material Defect.

(g)            Except for the agreed-upon procedures report obtained from the accounting firm engaged to perform procedures involving a comparison of information in loan files for the Mortgage Loans to information on a data tape relating to the Mortgage Loans (such report, the “Accountants’ Due Diligence Report”), the Mortgage Loan Seller has not obtained (and, through and including the Closing Date, will not obtain without the consent of the Purchaser) any “third party due diligence report” (as defined in Rule 15Ga-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (“Rule 15Ga-2”)) in connection with the securitization transaction contemplated herein and in the Prospectus and Private Placement Memorandum and, except for the accountants with respect to the Accountants’ Due Diligence Report, the Mortgage Loan Seller has not employed (and, through and including the Closing Date, will not employ without the consent of the Purchaser) any third party to engage in any activity that constitutes “due diligence services” within the meaning of Rule 17g-10 under the Exchange Act in connection with the transactions contemplated herein and in the Prospectus and Private Placement Memorandum. The Underwriters and Initial Purchasers are third-party beneficiaries of the provisions set forth in this Section 4(g).

(h)            [Reserved.]

(i)            Within sixty (60) days after the Closing Date, the Mortgage Loan Seller shall deliver or cause to be delivered an electronic copy of the Diligence File for each Mortgage Loan to the Depositor by uploading such Diligence File (including, if applicable, any additional documents or information that the Mortgage Loan Seller believes should be included to enable the Asset Representations Reviewer to perform an Asset Review on such Mortgage Loan; provided that such documents or information are clearly labeled and identified) to the Designated Site, each such Diligence File being organized and categorized in accordance with the electronic file structure reasonably agreed to by the Depositor and the Mortgage Loan Seller.

(j)            Within sixty (60) days after the Closing Date, the Mortgage Loan Seller shall provide the Depositor a certificate substantially in the form of Exhibit E (which may be sent by email).

(k)            If, as part of an Asset Review of a Mortgage Loan, the Asset Representations Reviewer determines it is missing any document that is required to be part of the Review Materials for such Mortgage Loan and that is necessary in connection with its completion of the Asset Review, then, upon written request of the Asset Representations Reviewer, the Mortgage Loan Seller shall provide to the Asset Representations Reviewer, within ten (10) Business Days of receipt of such written request, any such document; provided, however, that the Mortgage Loan Seller shall be required to deliver such missing document only to the extent that such document is in the possession of the Mortgage Loan Seller, but in any event excluding any documents that contain information that is proprietary to the related originator or the Mortgage Loan Seller or any draft documents or privileged or internal communications.

(l)            Upon the completion of an Asset Review with respect to each Mortgage Loan in accordance with the Pooling and Servicing Agreement and receipt of a written request from the Asset Representations Reviewer, the Mortgage Loan Seller shall pay the Asset Representations Reviewer Asset Review Fee for the Mortgage Loans subject to that Asset Review within sixty (60) days of such written request by the Asset Representations Reviewer.

(m)           The Mortgage Loan Seller acknowledges and agrees that in the event an Enforcing Party elects a dispute resolution method pursuant to Section 2.03 of the Pooling and Servicing Agreement, the Mortgage Loan Seller shall abide by the selected dispute resolution method and otherwise comply with the terms and provisions set forth in the Pooling and Servicing Agreement (including the exhibits thereto) related to such dispute resolution method.

(n)            The Mortgage Loan Seller shall indemnify and hold harmless the Purchaser against any and all expenses, losses, claims, damages and other liabilities, including without limitation the costs of investigation, legal defense and any amounts paid in settlement of any claim or litigation arising out of or based upon any failure by the Mortgage Loan Seller to (A) pay the fees described under Section 4(l) above within sixty (60) days of written request by the Asset Representations Reviewer or (B) provide all documents required to be delivered by it pursuant to Section 4(i) of this Agreement and under the definition of “Diligence File” in the Pooling and Servicing Agreement within sixty (60) days of the Closing Date (or such later date specified herein or in the Pooling and Servicing Agreement).

(o)            The Mortgage Loan Seller covenants with the Purchaser that if, on or prior to the later of (i) the ninetieth (90th) day following the Closing Date and (ii) the date upon which all Certificates have been sold to parties unaffiliated with the Depositor, as a result of the occurrence of any event that occurred prior to the Closing Date with respect to the Mortgage Loans or the Mortgage Loan Seller (and the Mortgage Loan Seller hereby covenants to promptly notify the Depositor, the Underwriters and the Initial Purchasers of the occurrence of any such event to the extent it has knowledge thereof), an amendment or supplement to the Prospectus or Private Placement Memorandum, including Annexes A-1, A-2 and A-3 of the Prospectus, with respect to any information regarding the Mortgage Loans or the Mortgage Loan Seller, is necessary to be delivered in connection with sales of the Certificates by the Underwriters, the Initial Purchasers or a dealer, in order to correct any untrue statement of a material fact or any omission to state a material fact required to be stated therein (solely in the case of the Prospectus) or necessary to make the statements therein, in the light of the circumstances when the Prospectus or Private Placement Memorandum is delivered to a purchaser, not misleading, or an amendment or supplement to the Prospectus or Private Placement Memorandum, including Annexes A-1, A-2 and A-3 of the Prospectus, with respect to any information regarding the Mortgage Loans or the Mortgage Loan Seller, is necessary to comply with applicable law, the Mortgage Loan Seller shall do all things necessary (or, with respect to information relating to the Mortgage Loans, provide all information in its possession) to assist the Depositor to prepare and furnish, at the expense of the Mortgage Loan Seller (to the extent that such amendment or supplement relates to the Mortgage Loan Seller, the Mortgage Loans and/or any information describing the same, as provided by the Mortgage Loan Seller), to the Underwriters and Initial Purchasers such amendments or supplements to the Prospectus or Private Placement Memorandum as may be necessary, so that the statements in the Prospectus or Private Placement Memorandum as so amended or supplemented, including Annexes A-1, A-2 and A-3 of the Prospectus, with respect to any information regarding the Mortgage Loans or the Mortgage Loan Seller, will not so contain an untrue statement of material fact or omit to state a material fact required to be stated therein (solely in the case of the Prospectus) or necessary to make the statements therein, in the light of the circumstances when the Prospectus or Private Placement Memorandum is delivered to a purchaser, not misleading or so that the Prospectus or Private Placement Memorandum (as so annexed or supplemented), including Annexes A-1, A-2 and A-3 of the Prospectus, with respect to any information regarding the Mortgage Loans or the Mortgage Loan Seller, will not so fail to comply with applicable law. All terms used in this Section 4(o) and not otherwise defined herein shall have the meaning set forth in the Indemnification Agreement. Notwithstanding the foregoing, the Mortgage Loan Seller shall have no affirmative obligation to monitor the performance of the Mortgage Loans or any changes in condition or circumstance of any Mortgaged Property, Mortgagor, guarantor or any of their Affiliates after the Closing Date in connection with its obligations under this Section 4(o). The Underwriters and Initial Purchasers are third-party beneficiaries of the provisions set forth in this Section 4(o).

Section 5.             Notice of Breach; Cure, Repurchase and Substitution. (a) The Mortgage Loan Seller shall, not later than ninety (90) days after (i) except in the case of the succeeding clause (ii), the Mortgage Loan Seller’s receipt of notice of or, if earlier, the Mortgage Loan Seller’s discovery of, a Material Defect or (ii) in the case of a Material Defect relating to a Mortgage Loan not being a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code, but without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) that causes a defective Mortgage Loan to be treated as a qualified mortgage, the earlier of (x) the discovery by the Mortgage Loan Seller or any party to the Pooling and Servicing Agreement of such Material Defect and (y) receipt of notice of the Material Defect from any party to the Pooling and Servicing Agreement (such ninety (90) day period, the “Initial Cure Period”), (A) cure such Material Defect in all material respects, at the Mortgage Loan Seller’s own expense, including reimbursement of any related reasonable additional expenses of the Trust reasonably incurred by any party to the Pooling and Servicing Agreement, (B) repurchase the affected Mortgage Loan or REO Loan (excluding any related Companion Loan, if applicable), at the applicable Purchase Price and in conformity with this Agreement and Section 2.03 of the Pooling and Servicing Agreement or (C) substitute a Qualified Substitute Mortgage Loan (other than with respect to the Whole Loans, for which no substitution will be permitted) for such affected Mortgage Loan or REO Loan (provided that in no event shall any such substitution occur on or after the second anniversary of the Closing Date) and pay the General Master Servicer for deposit into the Collection Account, any Substitution Shortfall Amount in connection therewith and in conformity with this Agreement and Section 2.03 of the Pooling and Servicing Agreement; provided, however, that except with respect to a Material Defect resulting solely from the failure by the Mortgage Loan Seller to deliver to the Trustee or Custodian the actual policy of lender’s title insurance required pursuant to clause (viii) of the definition of Mortgage File by a date not later than eighteen (18) months following the Closing Date, if such Material Defect is capable of being cured but is not cured within the Initial Cure Period, and the Mortgage Loan Seller has commenced and is diligently proceeding with the cure of such Material Defect within the Initial Cure Period, the Mortgage Loan Seller shall have an additional ninety (90) days commencing immediately upon the expiration of the Initial Cure Period (such additional ninety (90) day period, the “Extended Cure Period”) to complete such cure (or, failing such cure, to repurchase the related Mortgage Loan or REO Loan (excluding any related Companion Loan, if applicable) or substitute a Qualified Substitute Mortgage Loan (other than with respect to the Whole Loans, for which no substitution will be permitted)) and provided, further, that with respect to such Extended Cure Period the Mortgage Loan Seller has delivered an officer’s certificate to the Trustee, the Certificate Administrator, the General Master Servicer, the General Special Servicer, the Operating Advisor and (with respect to any Mortgage Loan other than an Excluded Loan, prior to the occurrence of a Consultation Termination Event) the Directing Certificateholder, setting forth the reason such Material Defect is not capable of being cured within the Initial Cure Period and what actions the Mortgage Loan Seller is pursuing in connection with the cure thereof and stating that the Mortgage Loan Seller anticipates that such Material Defect will be cured within the Extended Cure Period; and provided, further, that, if any such Material Defect is not cured after the Initial Cure Period and any such Extended Cure Period solely due to the failure of the Mortgage Loan Seller to have received the recorded document, then the Mortgage Loan Seller shall be entitled to continue to defer its cure, repurchase and/or substitution obligations in respect of such Material Defect until eighteen (18) months after the Closing Date so long as the Mortgage Loan Seller certifies to the Trustee, the General Master Servicer, the General Special Servicer, the Directing Certificateholder (prior to the occurrence and continuance of a Consultation Termination Event) and the Certificate Administrator no less than every ninety (90) days, beginning at the end of such Initial Cure Period, that the Material Defect is still in effect solely because of its failure to have received the recorded document and that the Mortgage Loan Seller is diligently pursuing the cure of such Material Defect (specifying the actions being taken). Notwithstanding the foregoing, any Defect or Breach that causes any Mortgage Loan not to be a “qualified mortgage” (within the meaning of Section 860G(a)(3) of the Code, but without regard to the rule of Treasury Regulations Section 1.860G 2(f)(2) that causes a defective Mortgage Loan to be treated as a qualified mortgage) shall be deemed to materially and adversely affect the interests of Certificateholders therein, and (subject to the Mortgage Loan Seller’s right to cure such Defect or Breach during the Initial Cure Period) such Mortgage Loan shall be repurchased or substituted for without regard to the Extended Cure Period described in the preceding sentence. If the affected Mortgage Loan is to be repurchased, the funds in the amount of the Purchase Price remitted by the Mortgage Loan Seller are to be remitted by wire transfer to the General Master Servicer for deposit into the Collection Account. Any such repurchase or substitution of a Mortgage Loan shall be on a whole loan, servicing released basis.

If the Mortgage Loan Seller, in connection with a Material Defect (or an allegation of a Material Defect) pertaining to a Mortgage Loan agrees to a Loss of Value Payment, pursuant to any agreement or a settlement between the Mortgage Loan Seller and the General Master Servicer or the General Special Servicer, as applicable, on behalf of the Trust (and, with respect to any Mortgage Loan other than an Excluded Loan, with the consent of the Directing Certificateholder if no Control Termination Event has occurred and is continuing) with respect to such Mortgage Loan, the amount of such Loss of Value Payment shall be remitted by wire transfer to the General Special Servicer for deposit into the Loss of Value Reserve Fund. The Loss of Value Payment shall include the portion of any Liquidation Fees payable to the General Special Servicer in respect of such Loss of Value Payment and the portion of fees of the Asset Representations Reviewer payable pursuant to Section 4(l) above attributable to the Asset Review of such Mortgage Loan and not previously paid by the Mortgage Loan Seller. If such Loss of Value Payment is made, the Loss of Value Payment shall serve as the sole remedy available to the Certificateholders and the Trustee on their behalf regarding any such Material Defect in lieu of any obligation of the Mortgage Loan Seller to otherwise cure such Material Defect or repurchase or substitute for the affected Mortgage Loan based on such Material Defect under any circumstances. This paragraph is intended to apply only to a mutual agreement or settlement between the Mortgage Loan Seller and the General Master Servicer or the General Special Servicer, as applicable, on behalf of the Trust. The following terms shall apply to any Loss of Value Payment: (i) prior to any agreement or settlement between the Mortgage Loan Seller and the General Master Servicer or the General Special Servicer, as applicable, nothing in this paragraph shall preclude the Mortgage Loan Seller, the General Master Servicer or the General Special Servicer, as applicable, from exercising any of its rights related to a Material Defect in the manner and timing set forth in this Agreement (excluding this paragraph) or the Pooling and Servicing Agreement (including any right to cure, repurchase or substitute for such Mortgage Loan), (ii) such Loss of Value Payment shall not be greater than the Purchase Price of the affected Mortgage Loan; and (iii) a Material Defect as a result of a Mortgage Loan not constituting a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) that causes a defective Mortgage Loan to be treated as a “qualified mortgage”) may not be cured by a Loss of Value Payment.

The Mortgage Loan Seller’s obligation to cure any Material Defect, repurchase or substitute for any affected Mortgage Loan or pay the Loss of Value Payment or other required payment pursuant to this Section 5 shall constitute the sole remedy available to the Purchaser in connection with a Material Defect; provided, however, that no limitation of remedy is implied with respect to the Mortgage Loan Seller’s breach of its obligation to cure, repurchase or substitute in accordance with the terms and conditions of this Agreement. It is acknowledged and agreed that the representations and warranties are being made for risk allocation purposes.

The Mortgage Loan Seller agrees that, with respect to any Non-Serviced Mortgage Loan, any “Defect” (or analogous term) under the related Non-Serviced PSA shall constitute a Material Defect under this Agreement to the extent the Mortgage Loan Seller repurchases the Non-Serviced Companion Loan from the trust created pursuant to such Non-Serviced PSA; provided, however, that the foregoing shall not apply to any Defect (or analogous term) related solely to the promissory note for any related Non-Serviced Companion Loan.

The remedies provided for in this subsection with respect to any Material Defect with respect to any Mortgage Loan shall also apply to the related REO Property.

If any Breach that constitutes a Material Defect pertains to a representation or warranty that the related Mortgage Loan documents or any particular Mortgage Loan document requires the related Mortgagor to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan document(s), then the Mortgage Loan Seller shall cure such Breach within the applicable cure period (as the same may be extended) by reimbursing the Trust (by wire transfer of immediately available funds) for (i) the reasonable amount of any such costs and expenses incurred by the General Master Servicer, the General Special Servicer, the Certificate Administrator, the Trustee or the Trust that are incurred as a result of such Breach and have not been reimbursed by the related Mortgagor and (ii) the amount of any fees payable pursuant to Section 4(l) above to the extent not previously paid by the Mortgage Loan Seller to the Asset Representations Reviewer attributable to the Asset Review of such Mortgage Loan; provided that in the event any such costs and expenses exceed $10,000, the Mortgage Loan Seller shall have the option to either repurchase or substitute for the related Mortgage Loan as provided above or pay such costs and expenses. Except as provided in the proviso to the immediately preceding sentence, the Mortgage Loan Seller shall remit the amount of such costs and expenses to the General Special Servicer for disbursement to the applicable Persons and upon its making such remittance, the Mortgage Loan Seller shall be deemed to have cured such Breach in all respects. To the extent any fees or expenses that are the subject of a cure by the Mortgage Loan Seller are subsequently obtained from the related Mortgagor, the portion of the cure payment made by the Mortgage Loan Seller equal to such fees or expenses obtained from the related Mortgagor shall promptly be returned to the Mortgage Loan Seller.

Notwithstanding anything contained in this Agreement or the Pooling and Servicing Agreement, a delay in either the discovery of a Material Defect or in providing notice of such Material Defect shall relieve the Mortgage Loan Seller of its obligation to cure, repurchase or substitute for (or make a Loss of Value Payment with respect to) the related Mortgage Loan if it is otherwise required to do so under this Agreement or the Pooling and Servicing Agreement if (i) the Mortgage Loan Seller did not otherwise discover or have knowledge of such Material Defect, (ii) such delay is a result of the failure by the Purchaser or any other party to the Pooling and Servicing Agreement, to provide prompt notice as required by the terms of this Agreement or the Pooling and Servicing Agreement, after such party has actual knowledge of such Material Defect (it being understood that knowledge shall not be deemed to exist by reason of the Custodial Exception Report), (iii) such Material Defect does not relate to the applicable Mortgage Loan not being a “qualified mortgage” within the meaning of Code Section 860G(a)(3), but without regard to the rule of Treasury regulations Section 1.860G-2(f)(2) that causes a defective obligation to be treated as a qualified mortgage, and (iv) such delay precludes the Mortgage Loan Seller from curing such Material Defect. Notwithstanding anything contained in this Agreement, if a Mortgage Loan is not secured by a Mortgaged Property that is, in whole or in part, a hotel, restaurant (operated by a borrower), healthcare facility, nursing home, assisted living facility, self-storage facility, theater or fitness center (operated by a Mortgagor), then the failure to deliver copies of the UCC financing statements with respect to such Mortgage Loan pursuant to Section 2 hereof shall not be a Material Defect.

If there is a Material Defect with respect to one or more Mortgaged Properties securing a Mortgage Loan, the Mortgage Loan Seller shall not be obligated to repurchase the Mortgage Loan if (i) the affected Mortgaged Property may be released pursuant to the terms of any partial release provisions in the related Mortgage Loan documents (and such Mortgaged Property is, in fact, released), (ii) the remaining Mortgaged Property(ies) satisfy the requirements, if any, set forth in the Mortgage Loan documents and the Mortgage Loan Seller provides an Opinion of Counsel to the effect that such release would not cause an Adverse REMIC Event and (iii) each applicable Rating Agency has provided a Rating Agency Confirmation.

(b)            Whenever one or more Qualified Substitute Mortgage Loans are substituted for a Defective Loan by the Responsible Repurchase Party as contemplated by this Section 5, upon direction by the General Master Servicer or the General Special Servicer, as applicable, the Responsible Repurchase Party shall deliver to the Custodian the related Mortgage File and a certification to the effect that such Qualified Substitute Mortgage Loan satisfies or such Qualified Substitute Mortgage Loans satisfy, as the case may be, all of the requirements of the definition of “Qualified Substitute Mortgage Loan” in the Pooling and Servicing Agreement. No mortgage loan may be substituted for a Defective Loan as contemplated by this Section 5 if the Mortgage Loan to be replaced was itself a Qualified Substitute Mortgage Loan, in which case, absent a cure of the relevant Material Defect, the affected Mortgage Loan will be required to be repurchased as contemplated hereby. Periodic Payments due with respect to each Qualified Substitute Mortgage Loan (if any) after the related date of substitution, and Periodic Payments due with respect to each corresponding Deleted Mortgage Loan (if any) after its respective Cut-off Date and on or prior to the related date of substitution, shall be part of the Trust Fund. Periodic Payments due with respect to each Qualified Substitute Mortgage Loan (if any) on or prior to the related date of substitution, and Periodic Payments due with respect to each corresponding Defective Loan that is purchased or repurchased, as the case may be, or replaced with one or more Qualified Substitute Mortgage Loans (any such Mortgage Loan, a “Deleted Mortgage Loan”) (if any) after the related date of substitution, shall not be part of the Trust Fund and are to be remitted by the General Master Servicer to the Responsible Repurchase Party promptly following receipt.

If any Mortgage Loan is to be repurchased or replaced as contemplated by this Section 5, upon direction by the General Master Servicer or the General Special Servicer, as applicable, the Mortgage Loan Seller shall amend the Mortgage Loan Schedule to reflect the removal of any Deleted Mortgage Loan and, if applicable, the substitution of the related

Qualified Substitute Mortgage Loan(s) and deliver or cause the delivery of such amended Mortgage Loan Schedule to the parties to the Pooling and Servicing Agreement. Upon any substitution of one or more Qualified Substitute Mortgage Loans for a Deleted Mortgage Loan, such Qualified Substitute Mortgage Loan(s) shall become part of the Trust Fund and be subject to the terms of this Agreement in all respects.

If any Mortgage Loan that is part of a Crossed Mortgage Loan Group is required to be repurchased or substituted, the provisions of Section 2.03(h), Section 2.03(i) and Section 2.03(j) of the Pooling and Servicing Agreement shall apply.

(c)            The Responsible Repurchase Party shall be entitled, and the Purchaser shall cause the Pooling and Servicing Agreement to entitle the Responsible Repurchase Party, upon the date when the full amount of the Purchase Price or Substitution Shortfall Amount (as the case may be) for any Mortgage Loan repurchased or replaced as contemplated by this Section 5 has been deposited in the account designated therefor by the Trustee as the assignee of the Purchaser (or the General Master Servicer on behalf of the Trustee) and, if applicable, receipt by the Trustee as the assignee of the Purchaser (or the Custodian) of the Mortgage File for each Qualified Substitute Mortgage Loan (if any) to be substituted for a Deleted Mortgage Loan, together with any certifications and/or opinions required pursuant to this Section 5 to be delivered by the Responsible Repurchase Party, to (i) a release of the Mortgage File and any other items required to be delivered by the Mortgage Loan Seller under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement for the Deleted Mortgage Loan to the Responsible Repurchase Party or its designee, (ii) the execution and delivery of such instruments of release, transfer and/or assignment, in each case without recourse, as shall be prepared by the Responsible Repurchase Party and are reasonably necessary to vest in the Responsible Repurchase Party or its designee the ownership of such Deleted Mortgage Loan, and (iii) the execution and delivery of notice to the affected Mortgagor of the retransfer of such Deleted Mortgage Loan. In connection with any such repurchase or substitution by the Responsible Repurchase Party, the Purchaser shall also cause the Pooling and Servicing Agreement to require each of the General Master Servicer and the General Special Servicer to deliver to the Responsible Repurchase Party or its designee, and the Responsible Repurchase Party or its designee shall be entitled to delivery from the General Master Servicer and the General Special Servicer of, any portion of the related Servicing File, together with any Escrow Payments, reserve funds and any other items required to be delivered by the Mortgage Loan Seller under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement, held by or on behalf of the General Master Servicer or the General Special Servicer, as the case may be, with respect to the Deleted Mortgage Loan, in each case at the expense of the Responsible Repurchase Party.

(d)            [Reserved.]

(e)            The Mortgage Loan Seller acknowledges and agrees that the Purchaser shall have no liability to the Mortgage Loan Seller or otherwise for any failure of the Mortgage Loan Seller or any other party to the Pooling and Servicing Agreement to perform its obligations provided for thereunder.

(f)            The Mortgage Loan Seller will provide the Responsible Repurchase Party copies of any 15Ga-1 Notice delivered to the Mortgage Loan Seller pursuant to the Pooling and

Servicing Agreement. The Mortgage Loan Seller (to the extent it receives any request or demand, whether oral or written, that a Mortgage Loan be repurchased or replaced, whether arising from a Material Defect or other breach of a representation or warranty, such recipient a “Seller Request Recipient” and such request or demand, a “Repurchase Request”) agrees to provide to the Purchaser: (i) written notice of any Repurchase Request, which notice will specify if such Repurchase Request is a 15Ga-1 Notice; (ii) written notice of (A) the existence of any dispute regarding such Repurchase Request, whether written or oral, between such Seller Request Recipient and the Person making such Repurchase Request, (B) the expiration of any applicable Initial Cure Period, or, if applicable, any Extended Cure Period, (C) the withdrawal of such Repurchase Request by the Person making such Repurchase Request, (D) the rejection of such Repurchase Request by the Seller Request Recipient and (E) the repurchase or replacement of any Mortgage Loan pursuant to this Section 5 and Section 2.03 of the Pooling and Servicing Agreement; and (iii) upon reasonable request of the Purchaser (subject to Section 5(g)), such other information in the Seller Request Recipient’s possession as would be necessary to permit the Purchaser to comply with its obligations under Rule 15Ga-1 under the Exchange Act to disclose fulfilled and unfulfilled repurchase or replacement requests or demands of any Person relating to any Mortgage Loan or to comply with any other obligations applicable to it under law or regulation.

Each notice required to be delivered pursuant to this Section 5(f) may be delivered by electronic means. Each notice required to be delivered pursuant to clauses (i) and (ii) of the immediately preceding paragraph shall be given not later than the tenth (10th) Business Day after the event giving rise to the requirement for such notice and any information requested pursuant to clause (iii) of the immediately preceding paragraph shall be provided as promptly as practicable after such request is made. Each notice required to be delivered pursuant to clause (i) of the immediately preceding paragraph shall identify (a) the date on which such Repurchase Request was made, (b) the Mortgage Loan with respect to which such Repurchase Request was made, (c) the identity of the Person making such request, and (d) the basis, if any, asserted for such request by such Person. Each notice required to be delivered pursuant to clause (ii) of the immediately preceding paragraph shall identify (a) the date of such withdrawal, rejection, repurchase or replacement, or the date of the commencement of such dispute, as applicable, (b) if pertaining to a dispute, the nature of such dispute, (c) if pertaining to the expiration of an Initial Cure Period or an Extended Cure Period, the expiration date of such Initial Cure Period or, if applicable, an Extended Cure Period, (d) if pertaining to a withdrawal, the basis for such withdrawal given to the Seller Request Recipient or an indication that no basis was given by the Person withdrawing such Repurchase Request, (e) if pertaining to a rejection by the Seller Request Recipient, the basis for the Seller Request Recipient’s rejection and (f) if pertaining to a repurchase or replacement, the date of such repurchase or replacement.

(g)            Each of the Mortgage Loan Seller and the Purchaser acknowledge and agree that (i) a Repurchase Request Recipient under the Pooling and Servicing Agreement will not, in connection with providing the Mortgage Loan Seller or the Purchaser with any 15Ga-1 Notice under the Pooling and Servicing Agreement, be required to deliver any attorney-client privileged communication or any information protected by the attorney work product doctrine, (ii) any 15Ga-1 Notice delivered to the Mortgage Loan Seller or the Purchaser under the Pooling and Servicing Agreement is provided only to assist the Mortgage Loan Seller, the Purchaser and any of their respective Affiliates in complying with Rule 15Ga-1, Items 1104 and 1121 of

Regulation AB and/or any other law or regulation, (iii) (A) no action taken by, or inaction of, a Repurchase Request Recipient and (B) no information provided to the Mortgage Loan Seller or the Purchaser pursuant to Section 2.02(g) of the Pooling and Servicing Agreement by a Repurchase Request Recipient, shall be deemed to constitute a waiver or defense to the exercise of any legal right the Repurchase Request Recipient may have with respect to this Agreement or the Pooling and Servicing Agreement and (iv) receipt of a 15Ga-1 Notice or delivery of any notice required to be delivered pursuant to Section 5(f) shall not in and of itself constitute delivery, or receipt, of notice of any Material Defect or knowledge on the part of the Mortgage Loan Seller or Responsible Repurchase Party of any Material Defect or admission by the Mortgage Loan Seller or Responsible Repurchase Party of the existence of any Material Defect.

(h)            The Mortgage Loan Seller shall provide to the Purchaser relevant portions of any Form ABS-15G that the Mortgage Loan Seller is required to file with the Commission pursuant to Rule 15Ga-1 under the Exchange Act (only to the extent that such portions relate to any Repurchase Request with respect to any Mortgage Loan) on or before the date that is five (5) Business Days prior to the date such Form ABS-15G is required to be filed with the Commission. Promptly upon request, the Purchaser shall provide or cause to be provided to the Mortgage Loan Seller such information regarding the principal balance of any Mortgage Loan as is necessary in order for the Mortgage Loan Seller to prepare any such Form ABS-15G.

(i)            The Purchaser shall provide to the Mortgage Loan Seller any relevant portions of any Form ABS-15G that the Purchaser is required to file with the Commission pursuant to Rule 15Ga-1 under the Exchange Act (only to the extent that such portions relate to any Mortgage Loan and that was not provided by the Mortgage Loan Seller) on or before the date that is five (5) Business Days prior to the date such Form ABS-15G is required to be filed with the Commission. The Trust’s CIK# is 0001682860.

Section 6.             Closing. The closing of the sale of the Mortgage Loans (the “Closing”) shall be held at the offices of special counsel to the Purchaser at 10:00 a.m., New York City time, on the Closing Date.

The Closing shall be subject to each of the following conditions:

(i)           All of the representations and warranties of the Mortgage Loan Seller, each of the LC Guarantors and the Purchaser made pursuant to Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date (or as of such other specific date expressly contemplated by any such representation or warranty);

(ii)          All documents specified in Section 7 of this Agreement (the “Closing Documents”), in such forms as are agreed upon and reasonably acceptable to the Purchaser and, in the case of the Pooling and Servicing Agreement (insofar as such Agreement affects the obligations of the Mortgage Loan Seller or any of the LC Guarantors hereunder or the rights of the Mortgage Loan Seller or any of the LC Guarantors as a third party beneficiary thereunder), to the Mortgage Loan Seller or any of the LC Guarantors, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

(iii)         The Mortgage Loan Seller shall have delivered and released to the Purchaser or its designee, all documents, funds and other assets required to be delivered thereto on or before the Closing Date pursuant to Section 2 of this Agreement;

(iv)         The result of any examination of the Mortgage Files for, and any other documents and records relating to, the Mortgage Loans performed by or on behalf of the Purchaser pursuant to Section 3 hereof shall be satisfactory to the Purchaser in its reasonable determination;

(v)          All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects, and the Mortgage Loan Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed by it after the Closing Date;

(vi)         The Mortgage Loan Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement;

(vii)        The Mortgage Loan Seller shall have received the purchase price for the Mortgage Loans, as contemplated by Section 1 of this Agreement;

(viii)       Neither the Underwriting Agreement nor the Certificate Purchase Agreement shall have been terminated in accordance with its terms; and

(ix)         The Commission shall not have issued any stop order suspending the effectiveness of the Purchaser’s Registration Statement.

(x)          Prior to the delivery of the Preliminary Prospectus to investors, an officer of the Mortgage Loan Seller shall have delivered to the Depositor a sub-certification (the “Mortgage Loan Seller Sub-Certification”) to the certification provided by the Chief Executive Officer of the Depositor to the Securities and Exchange Commission pursuant to Regulation AB.

Each of the parties agrees to use their commercially reasonable best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

Section 7.            Closing Documents. The Purchaser or its designee shall have received all of the following Closing Documents, in such forms as are agreed upon and acceptable to the Purchaser, the Underwriters, the Initial Purchasers and the Rating Agencies (collectively, the “Interested Parties”), and upon which the Interested Parties may rely:

(i)           This Agreement, duly executed by the Purchaser and the Mortgage Loan Seller and the LC Guarantors;

(ii)          Each of the Pooling and Servicing Agreement and the Indemnification Agreement, duly executed by the respective parties thereto;

(iii)         A Secretary’s Certificate substantially in the form of Exhibit D-1 hereto, executed by the Secretary or an assistant secretary of the Mortgage Loan Seller, in his or her individual capacity, and dated the Closing Date, and upon which the Interested Parties may rely, attaching thereto as exhibits (A) the resolutions of the board of directors of the Mortgage Loan Seller authorizing the Mortgage Loan Seller’s entering into the transactions contemplated by this Agreement and the Indemnification Agreement, and (B) the organizational documents of the Mortgage Loan Seller;

(iv)         A Certificate of an Authorized Person substantially in the form of Exhibit D-2 hereto, executed by an Authorized Person of LCFH, in his or her individual capacity, and dated the Closing Date, and upon which the Interested Parties may rely, attaching thereto as exhibits (A) the resolutions of the board of directors of LCFH authorizing such party’s entering into the transactions contemplated by this Agreement and the Indemnification Agreement, and (B) the organizational documents of LCFH;

(v)          An Officer’s Certificate substantially in the form of Exhibit D-3 hereto, executed by the Secretary or an assistant secretary of LC REIT, in his or her individual capacity, and dated the Closing Date, and upon which the Interested Parties may rely, attaching thereto as exhibits (A) the resolutions of the board of directors of LC REIT authorizing such party’s entering into the transactions contemplated by this Agreement and the Indemnification Agreement, and (B) the organizational documents of LCFH;

(vi)         An Officer’s Certificate substantially in the form of Exhibit D-4 hereto, executed by the Secretary or an assistant secretary of LC TRS, in his or her individual capacity, and dated the Closing Date, and upon which the Interested Parties may rely, attaching thereto as exhibits (A) the resolutions of the board of directors of LC TRS authorizing such party’s entering into the transactions contemplated by this Agreement and the Indemnification Agreement, and (B) the organizational documents of LCFH;

(vii)        A certificate of good standing with respect to the Mortgage Loan Seller issued by the Secretary of State of the State of Delaware not earlier than fifteen (15) days prior to the Closing Date, and upon which the Interested Parties may rely; and a certificate of good standing with respect to LCFH issued by the Secretary of the State of Delaware not earlier than fifteen (15) days prior to the Closing Date, and upon which the Interested Parties may rely;

(viii)       A certificate of the Mortgage Loan Seller substantially in the form of Exhibit D-5 hereto, executed by an executive officer of the Mortgage Loan Seller on the Mortgage Loan Seller’s behalf and dated the Closing Date, and upon which the Interested Parties may rely;

(ix)         A certificate of LCFH substantially in the form of Exhibit D-6 hereto, executed by an executive officer of LCFH on LCFH’s behalf and dated the Closing Date, and upon which the Interested Parties may rely;

(x)           A certificate of LC REIT substantially in the form of Exhibit D-7 hereto, executed by an executive officer of LC REIT on LC REIT’s behalf and dated the Closing Date, and upon which the Interested Parties may rely;

(xi)         A certificate of LC TRS substantially in the form of Exhibit D-8 hereto, executed by an executive officer of LC TRS on LC TRS’ behalf and dated the Closing Date, and upon which the Interested Parties may rely;

(xii)        A written opinion of in-house or independent counsel for the Mortgage Loan Seller and the LC Guarantors, dated the Closing Date and addressed to the Interested Parties and the Trustee, relating to the Mortgage Loan Seller’s and each LC Guarantor’s due authorization, execution and delivery of this Agreement and the Indemnification Agreement;

(xiii)       A written opinion of special counsel for the Mortgage Loan Seller and the LC Guarantors, dated the Closing Date and addressed to the Interested Parties and the Trustee, relating to the enforceability of this Agreement against the Mortgage Loan Seller and each of the LC Guarantors;

(xiv)       A letter from special counsel for the Mortgage Loan Seller, dated the Closing Date and addressed to the Purchaser (only with respect to the Preliminary Private Placement Memorandum), the Underwriters (only with respect to the Preliminary Prospectus) and the Initial Purchasers (only with respect to the Preliminary Private Placement Memorandum), relating to the information regarding the Mortgage Loans set forth in agreed upon sections of the Preliminary Prospectus and in the Preliminary Private Placement Memorandum (as the same may be amended or supplemented on or before the pricing date for the Certificates) substantially to the effect that nothing has come to such special counsel’s attention that would lead such special counsel to believe that the agreed upon portions of the Preliminary Prospectus or the Preliminary Private Placement Memorandum, at the time when sales to purchasers of the Certificates were first made, contained, with respect to the Mortgage Loan Seller or the Mortgage Loans, any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein relating to the Mortgage Loan Seller or the Mortgage Loans, the related borrowers or the related Mortgaged Properties, in the light of the circumstances under which they were made, not misleading;

(xv)        A letter from special counsel for the Mortgage Loan Seller and the LC Guarantors, dated the Closing Date and addressed to the Purchaser (only with respect to the Private Placement Memorandum), the Underwriters (only with respect to the Prospectus) and the Initial Purchasers (only with respect to the Private Placement Memorandum), relating to the information regarding the Mortgage Loans set forth in agreed upon sections of the Prospectus and the Private Placement Memorandum (as the case may be and as the same may be amended or supplemented on or before the Closing Date) substantially to the effect that (a) nothing has come to such special counsel’s attention that would lead such special counsel to believe that the agreed upon portions of the Prospectus or the Private Placement Memorandum (as applicable) as of the date thereof or as of the Closing Date contained or contains, with respect to the Mortgage

Loan Seller or the Mortgage Loans, the related borrowers or the related Mortgaged Properties, any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein relating to the Mortgage Loan Seller or the Mortgage Loans, in the light of the circumstances under which they were made, not misleading and (b) that, with respect to information regarding the Mortgage Loan Seller and the Mortgage Loans, the related borrowers or the related Mortgaged Properties, the Prospectus is appropriately responsive in all material respects to the applicable requirements of Regulation AB;

(xvi)       Copies of all other opinions rendered by counsel for the Mortgage Loan Seller to the Rating Agencies in connection with the transactions contemplated by this Agreement, including, but not limited to, with respect to the characterization of the transfer of the Mortgage Loans hereunder as a true sale, with each such opinion to be addressed to the other Interested Parties and the Trustee or accompanied by a letter signed by such counsel stating that the other Interested Parties and the Trustee may rely on such opinion as if it were addressed to them as of date thereof;

(xvii)      One or more agreed-upon procedures letters from a nationally recognized firm of certified public accountants acceptable to the Underwriters and the Initial Purchasers, dated (A) the date of the Preliminary Prospectus and the Preliminary Private Placement Memorandum, and (B) the date of the Prospectus and the Private Placement Memorandum, respectively, and addressed to, and in form and substance acceptable to, the Interested Parties (other than the Rating Agencies), stating in effect that, using the assumptions and methodology used by the Mortgage Loan Seller, the Purchaser, the Underwriters or the Initial Purchasers, as applicable, all of which shall be described in such letters, and which shall include a comparison of certain mortgage loan-related documents to the information set forth in the Master Tape (as defined in the Indemnification Agreement), they have recalculated such numbers and percentages relating to the Mortgage Loans set forth in the Preliminary Prospectus and the Preliminary Private Placement Memorandum, and set forth in the Prospectus and the Private Placement Memorandum, respectively, and have compared the results of their calculations to the corresponding items in the Preliminary Prospectus and the Preliminary Private Placement Memorandum, and in the Prospectus and the Private Placement Memorandum, respectively, and found each such number and percentage set forth in the Preliminary Prospectus and the Preliminary Private Placement Memorandum, and in the Prospectus and the Private Placement Memorandum, respectively, to be in agreement with the results of such calculations;

(xviii)     If any of the Certificates are “mortgage related securities” within the meaning of the Secondary Mortgage Market Enhancement Act of 1984, as amended, a certificate of the Mortgage Loan Seller regarding origination of the Mortgage Loans by specified originators as set forth in Section 3(a)(41) of the Exchange Act; and

(xix)         Such further certificates, opinions and documents as the Purchaser may reasonably request or any Rating Agency may require.

Section 8.             Additional Reporting Under Regulation AB. With respect to any period during which the Trust is subject to the reporting requirements of the Exchange Act, the Mortgage Loan Seller shall provide to the Purchaser and the Certificate Administrator any information that constitutes “Additional Form 10-D Information” or “Additional Form 10-K Information” but only if and to the extent that the Mortgage Loan Seller (or any originator of the Mortgage Loans sold by the Mortgage Loan Seller to the Depositor, if such originator constitutes an “originator” contemplated by Item 1110(b) of Regulation AB and such information is required to be reported with respect to such originator) is the applicable “Party Responsible” (solely in its capacity as a sponsor or originator (or as successor in interest to any predecessor originator), within the meaning of Regulation AB, of any Mortgage Loans) under the terms of Exhibit BB or Exhibit CC to the Pooling and Servicing Agreement (it being acknowledged that the Mortgage Loan Seller (solely as in its capacity as a sponsor or originator (or as successor in interest to any predecessor originator), within the meaning of Regulation AB, of any Mortgage Loans) does not constitute the “Party Responsible” for any “Form 8-K Information” set forth on Exhibit DD of the Pooling and Servicing Agreement). In each case, such delivery shall be made in a form readily convertible to an EDGAR compatible form, or in such other form as otherwise agreed by the Purchaser, the Certificate Administrator and the Mortgage Loan Seller. In each case, such delivery shall be made not later than five (5) calendar days after the related Distribution Date (in the case of any such “Additional Form 10-D Information”), and no later than March 1 of each year subsequent to the fiscal year that the Trust is subject to the Exchange Act reporting requirements (in the case of any such “Additional Form 10-K Information”). In no event shall the Mortgage Loan Seller be required to provide any information that is not required to be reported on Form 10-D or Form 10-K, as the case may be, under the Exchange Act and the rules and regulations of the Commission thereunder.

Section 9.             Costs. Whether or not this Agreement is terminated, the Mortgage Loan Seller will pay its pro rata share (the Mortgage Loan Seller’s pro rata portion to be determined according to the percentage that the aggregate Cut-off Date Balance of all the Mortgage Loans represents as to the aggregate Cut-off Date Balance of all the mortgage loans of the Trust Fund (the “Cut-off Date Pool Balance”)) of all costs and expenses of the Purchaser in connection with the transactions contemplated herein, including, but not limited to: (i) the costs and expenses of the Purchaser in connection with the purchase of the Mortgage Loans; (ii) the costs and expenses of reproducing and delivering the Pooling and Servicing Agreement and this Agreement and printing (or otherwise reproducing) and delivering the Certificates; (iii) the reasonable and documented set-up fees, costs and expenses of the Trustee, the Certificate Administrator and their respective counsel; (iv) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Mortgage Loan Seller with respect to numerical information in respect of the Mortgage Loans and the Certificates included in the Preliminary Prospectus, the Preliminary Private Placement Memorandum, the Prospectus and the Private Placement Memorandum or any other marketing materials or structural and collateral term sheets (or any similar item), including the cost of obtaining any agreed-upon procedures letters with respect to such items; (v) the costs and expenses in connection with the qualification or exemption of the Certificates under state securities or blue sky laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith; (vi) the costs and expenses in connection with any determination of the eligibility of the Certificates for investment by institutional investors in any jurisdiction and the preparation of any legal investment survey, including reasonable fees and disbursements of counsel in connection therewith; (vii) the costs and expenses in connection with printing (or otherwise reproducing) and delivering this Agreement and the furnishing to the Underwriters or the Initial Purchasers, as applicable, of such copies of the Preliminary Prospectus, the Preliminary Private Placement Memorandum, the Prospectus and the Private Placement Memorandum or any other marketing materials or structural and collateral term sheets (or any similar item) and this Agreement as the Underwriters and the Initial Purchasers may reasonably request; (viii) the fees of the rating agency or agencies engaged to consider rating the Certificates or hired and requested to rate the Certificates; (x) all registration fees incurred by the Purchaser in connection with the filing of its Registration Statement allocable to the issuance of the Registered Certificates; (xi) the upfront fee payable to the Asset Representations Reviewer on the Closing Date in the amount agreed by the parties hereto; and (xii) the reasonable fees and expenses of special counsel to the Purchaser.

Section 10.           Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by similar mailed writing, if to the Purchaser, addressed to the Purchaser at 375 Park Avenue, 2nd Floor, J0127-023, New York, New York 10152, Attention: A.J. Sfarra (with copies to the attention of Jeff D. Blake, Esq., Senior Counsel, Wells Fargo Law Department, D1053-300, 301 South College St., Charlotte, North Carolina 28288), or such other address as may be designated by the Purchaser to the Mortgage Loan Seller in writing, or, if to the Mortgage Loan Seller or any of the LC Guarantors, addressed to such party at 345 Park Avenue, 8th Floor, New York, New York 10154, Attention: Pamela McCormack, with electronic copies to: Pamela McCormack (pamela.mccormack@laddercapital.com), Robert Perelman (robert.perelman@laddercapital.com), and David Traitel (david.traitel@laddercapital.com), or such other address as may be designated by the Mortgage Loan Seller or any such LC Guarantor to the Purchaser in writing.

Section 11.          Miscellaneous. Neither this Agreement nor any term or provision hereof may be changed, waived, discharged or terminated except by a writing signed by a duly authorized officer of the party against whom enforcement of such change, waiver, discharge or termination is sought to be enforced. This Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original and all of which shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement in Portable Document Format (PDF) or by facsimile transmission shall be as effective as delivery of a manually executed original counterpart of this Agreement. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, and no other person will have any right or obligation hereunder. The Mortgage Loan Seller shall be an express third party beneficiary to the Pooling and Servicing Agreement to the extent set forth therein. The Asset Representations Reviewer shall be an express third party beneficiary of Sections 4(i), 4(k), and 4(l) of this Agreement.

Section 12.           Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Mortgage Loan Seller or the LC Guarantors delivered pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Mortgage Loan Seller to the Purchaser and by the

Purchaser to the Trust, notwithstanding any restrictive or qualified endorsement or assignment in respect of any Mortgage Loan.

Section 13.           Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

Section 14.          Governing Law; Consent to Jurisdiction; Waiver of Trial by Jury. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THE AGREEMENT, THE RELATIONSHIP OF THE PARTIES, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES WILL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW. TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, EACH OF PARTIES HERETO HEREBY IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO ANY ACTION OR PROCEEDING REGARDING SUCH MATTERS MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, WITH RESPECT TO SUCH COURTS, THE DEFENSE OF AN INCONVENIENT FORUM; (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW; AND (V) WAIVES TO THE EXTENT PERMITTED BY APPLICABLE LAW ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, CLAIM, SUIT, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) RELATING TO OR ARISING OUT OF THIS AGREEMENT.

Section 15.           Further Assurances. The Mortgage Loan Seller and the Purchaser each agrees to execute and deliver such instruments and take such further actions as any other party hereto may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

Section 16.          Successors and Assigns. The rights and obligations of the Mortgage Loan Seller or any of the LC Guarantors under this Agreement shall not be assigned by the Mortgage Loan Seller or such LC Guarantor without the prior written consent of the Purchaser, except that any person into which the Mortgage Loan Seller or any of the LC Guarantors may be merged or consolidated, or any person resulting from any merger, conversion or consolidation to which the Mortgage Loan Seller or any of the LC Guarantors is a party, or any person succeeding to all or substantially all of the business of the Mortgage Loan Seller or any of the LC Guarantors, shall be the successor to the Mortgage Loan Seller or such LC Guarantor, as the case may be, hereunder. In connection with its transfer of the Mortgage Loans to the Trust as contemplated by the recitals hereto, the Purchaser is expressly authorized to assign its rights under this Agreement, in whole or in part, to the Trustee for the benefit of the registered holders and beneficial owners of the Certificates. To the extent of any such assignment, the Trustee, for the benefit of the registered holders and beneficial owners of the Certificates, shall be the Purchaser hereunder. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Mortgage Loan Seller, the LC Guarantors and the Purchaser, and their respective successors and permitted assigns.

Section 17.           Information. The Mortgage Loan Seller shall provide the Purchaser with such information about itself, the Mortgage Loans and the underwriting and servicing procedures applicable to the Mortgage Loans as is (i) required under the provisions of Regulation AB, (ii) required by a Rating Agency or a governmental agency or body or (iii) reasonably requested by the Purchaser for use in a private disclosure document.

Section 18.           Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to the matters addressed herein, and this Agreement supersedes any prior agreements and/or understandings, written or oral, with respect to such matters; provided, however, that in no event shall this provision be construed to limit the effect of the Indemnification Agreement or the memorandum of understanding dated August 1, 2016 between the Mortgage Loan Seller, the Purchaser and certain other parties or any separate acknowledgments and agreements executed and delivered pursuant to such memorandum of understanding.

Section 19.           Obligations of the LC Guarantors. For value received, the receipt and sufficiency of which are hereby acknowledged, LCFH, a limited liability limited partnership duly organized under the laws of the State of Delaware, LC REIT, a series of LCFH, and LC TRS, a series of LCFH, hereby absolutely and unconditionally guarantee, jointly and severally, the prompt and complete payment when due of the obligations and liabilities, whether now in existence or hereafter arising, of the Mortgage Loan Seller, an indirect wholly owned subsidiary of LCFH, to the Purchaser (i) arising out of or under Sections 5 and 9 of this Agreement and (ii) that are owed under such Sections 5 and 9 to the Purchaser or any of its successors and permitted assigns under this Agreement (collectively, the “Obligations”). The guaranty provided for in this Section 19 is one of payment and not of collection. Each of the LC Guarantors hereby waives notice of acceptance of the guaranty provided for in this Section 19 and notice of any of the Obligations to which it may apply, and waives diligence, presentment, demand for payment, protest, notice of protest, notice of dishonor or non-payment of any Obligation, suit or the taking of other action by the Purchaser against, and any other notice to, the Mortgage Loan Seller, any of the LC Guarantors or others.

Each of the LC Guarantors hereby waives any defense arising by reason of, and any and all right to assert against the Purchaser any claim or defense based upon, an election of remedies by the Purchaser which in any manner impairs, affects, reduces, releases, destroys and/or extinguishes the rights of any of the LC Guarantors to proceed against the Mortgage Loan Seller or any other guarantor for reimbursement or contribution, and/or any other rights of the Purchaser to proceed against the Mortgage Loan Seller, any other guarantor, or any other Person or security.

Each of the LC Guarantors acknowledges that it is presently informed of the financial condition of the Mortgage Loan Seller and of all other circumstances which diligent inquiry would reveal and which bear upon the risk of nonpayment of the Obligations.

When pursuing its rights and remedies hereunder against any of the LC Guarantors, the Purchaser may, but shall be under no obligation to, pursue such rights and remedies that the Purchaser may have against the Mortgage Loan Seller or any other Person or any security or other guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Purchaser to pursue such other rights or remedies or to collect any payments from the Mortgage Loan Seller or any such other Person or to realize upon any security or other guarantee or to exercise any such right of offset, or any release of the Mortgage Loan Seller or any such other Person or security or other guarantee or right of offset, shall not relieve such LC Guarantor, of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Purchaser against such LC Guarantor.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Mortgage Loan Seller, LCFH, LC REIT, LC TRS and the Purchaser have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

LADDER CAPITAL FINANCE LLC

By:	/s/ David M. Traitel
Name: David M. Traitel Title: Managing Director

LADDER CAPITAL FINANCE HOLDINGS LLLP

By:	/s/ Michael Mazzel
Name: Michael Mazzel Title: President

SERIES REIT OF LADDER CAPITAL FINANCE HOLDINGS LLLP

By:	/s/ Michael Mazzel
Name: Michael Mazzel Title:President

SERIES TRS OF LADDER CAPITAL FINANCE HOLDINGS LLLP

By:	/s/ Michael Mazzel
Name: Michael Mazzel Title: President

WFCM 2016-LC24 – Mortgage Loan Purchase Agreement – LCF

WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.

By:	/s/ Anthony Sfarra
Name: Anthony Sfarra Title: President

WFCM 2016-LC24 – Mortgage Loan Purchase Agreement – LCF

EXHIBIT A

MORTGAGE LOAN SCHEDULE

Exh. A-1

Wells Fargo Commercial Mortgage Trust 2016-LC24
MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Address	City	State	Zip Code	County	General Property Type	Number of Units	Unit of Measure	Original Principal Balance ($)	Cut-off Date Principal Balance ($)
2.00	LCF	Green Valley Portfolio	Various	Various	Various	Various	Various	Manufactured Housing Community	2,042	Pads	58,750,000.00	58,750,000.00
2.01	LCF	Country Village	2252 Hollowridge Drive	Orange City	FL	32763	Volusia	Manufactured Housing Community	457	Pads	22,840,000.00
2.02	LCF	Birchwood Manor	7131 Birchview Drive	Ravenna	OH	44266	Portage	Manufactured Housing Community	392	Pads	12,550,000.00
2.03	LCF	Pinewood Estates	200 Cedar Lane	Barnegat	NJ	8005	Ocean	Manufactured Housing Community	321	Pads	7,030,000.00
2.04	LCF	Country Estates	1800 Reservoir Road	Lima	OH	45804	Allen	Manufactured Housing Community	226	Pads	4,740,000.00
2.05	LCF	Crestwood Estates	1110 Crestwood Drive	Lima	OH	45805	Allen	Manufactured Housing Community	199	Pads	4,390,000.00
2.06	LCF	Brookfield Acres	479 Warner Road	Brookfield	OH	44403	Trumbull	Manufactured Housing Community	232	Pads	4,090,000.00
2.07	LCF	Highland Estates	2400 Crystal Avenue	Findlay	OH	45840	Hancock	Manufactured Housing Community	215	Pads	3,110,000.00
4	LCF	1140 Avenue of the Americas	1140 Avenue of the Americas	New York	NY	10036	New York	Office	247,183	Sq. Ft.	45,000,000.00	45,000,000.00
5	LCF	One Meridian	1 Meridian Boulevard	Wyomissing	PA	19610	Berks	Office	366,728	Sq. Ft.	37,000,000.00	37,000,000.00
9	LCF	Skyline Village	7510 Concord Boulevard East	Inver Grove Heights	MN	55076	Dakota	Manufactured Housing Community	399	Pads	25,725,000.00	25,725,000.00
14	LCF	FMC Corporation R&D HQ	701 & 801 Charles Ewing Boulevard	Ewing	NJ	8628	Mercer	Office	110,765	Sq. Ft.	21,490,000.00	21,490,000.00
16	LCF	4100 Alpha Road	4100 Alpha Road	Dallas	TX	75244	Dallas	Office	227,096	Sq. Ft.	19,500,000.00	19,500,000.00
18	LCF	Aloft Nashville	7109 South Springs Drive	Franklin	TN	37067	Williamson	Hospitality	143	Rooms	17,520,000.00	17,489,722.63
19	LCF	Hilton Garden Inn Bothell	22600 Bothell Everett Highway	Bothell	WA	98021	Snohomish	Hospitality	128	Rooms	17,500,000.00	17,472,799.64
20	LCF	Aspen at Norman Student Housing	1300 Steamboat Way	Norman	OK	73071	Cleveland	Multifamily	684	Beds	16,600,000.00	16,600,000.00
22	LCF	Latrobe Shopping Center	10 Latrobe 30 Plaza	Latrobe	PA	15650	Westmoreland	Retail	272,846	Sq. Ft.	14,000,000.00	14,000,000.00
24	LCF	2500 East TC Jester Blvd	2500 East TC Jester Boulevard	Houston	TX	77008	Harris	Office	152,250	Sq. Ft.	14,000,000.00	13,952,707.39
28	LCF	Lakeview Center	2660 Eastchase Lane	Montgomery	AL	36117	Montgomery	Office	99,598	Sq. Ft.	12,000,000.00	11,971,018.75
30	LCF	Winchester Ridge	8351 Dove Parkway	Canal Winchester	OH	43110	Fairfield	Multifamily	87	Units	11,100,000.00	11,100,000.00
32	LCF	Walmart Savannah	10530 Abercorn Street	Savannah	GA	31419	Chatham	Retail	41,117	Sq. Ft.	10,500,000.00	10,485,464.90
33.00	LCF	FedEx and Veolia Industrial Portfolio	Various	Various	Various	Various	Various	Industrial	138,960	Sq. Ft.	10,275,000.00	10,275,000.00
33.01	LCF	FedEx	8200 Triad Drive	Greensboro	NC	27409	Guilford	Industrial	68,960	Sq. Ft.	6,165,000.00
33.02	LCF	Veolia Water	913 Industrial Park Drive	Vandalia	OH	45377	Montgomery	Industrial	70,000	Sq. Ft.	4,110,000.00
36.00	LCF	Equity Inns Portfolio	Various	Various	Various	Various	Various	Hospitality	2,690	Rooms	9,600,000.00	9,600,000.00
36.01	LCF	Homewood Suites Seattle	206 Western Avenue West	Seattle	WA	98119	King	Hospitality	161	Rooms	1,742,068.97
36.02	LCF	Homewood Suites Orlando	8745 International Drive	Orlando	FL	32819	Orange	Hospitality	252	Rooms	759,310.34
36.03	LCF	Courtyard Carlsbad	5835 Owens Avenue	Carlsbad	CA	92008	San Diego	Hospitality	145	Rooms	604,137.93
36.04	LCF	Courtyard Houston	12401 Katy Freeway	Houston	TX	77079	Harris	Hospitality	176	Rooms	558,620.69
36.05	LCF	Homewood Suites Stratford	6905 Main Street	Stratford	CT	6614	Fairfield	Hospitality	135	Rooms	517,241.38
36.06	LCF	Hampton Inn Urbana	1200 West University Avenue	Urbana	IL	61801	Champaign	Hospitality	130	Rooms	513,103.45
36.07	LCF	Springhill Suites Asheville	2 Buckstone Place	Asheville	NC	28805	Buncombe	Hospitality	88	Rooms	475,862.07
36.08	LCF	Hilton Garden Inn Louisville	1530 Alliant Avenue	Louisville	KY	40299	Jefferson	Hospitality	112	Rooms	473,793.10
36.09	LCF	Hampton Inn Orlando	8900 Universal Boulevard	Orlando	FL	32819	Orange	Hospitality	170	Rooms	461,379.31
36.10	LCF	Hampton Inn Austin	7619 North Interstate 35	Austin	TX	78752	Travis	Hospitality	121	Rooms	455,172.41
36.11	LCF	Hampton Inn College Station	320 Texas Avenue South	College Station	TX	77840	Brazos	Hospitality	133	Rooms	434,482.76
36.12	LCF	Hampton Inn Indianapolis	6817 East 82nd Street	Indianapolis	IN	46250	Marion	Hospitality	128	Rooms	374,482.76
36.13	LCF	TownePlace Suites Savannah	11309 Abercorn Street	Savannah	GA	31419	Chatham	Hospitality	93	Rooms	351,724.14
36.14	LCF	Hampton Inn East Lansing	2500 Coolidge Road	East Lansing	MI	48823	Ingham	Hospitality	86	Rooms	331,034.48
36.15	LCF	Hampton Inn Naperville	1087 East Diehl Road	Naperville	IL	60563	DuPage	Hospitality	129	Rooms	302,068.97
36.16	LCF	Hilton Garden Inn Rio Rancho	1771 Rio Rancho Drive Southeast	Rio Rancho	NM	87124	Sandoval	Hospitality	129	Rooms	297,931.03
36.17	LCF	Courtyard Dalton	785 College Drive	Dalton	GA	30720	Whitfield	Hospitality	93	Rooms	244,137.93
36.18	LCF	Hampton Inn Alcoa	148 International Drive	Alcoa	TN	37701	Blount	Hospitality	118	Rooms	204,827.59
36.19	LCF	Homewood Suites Augusta	1049 Stevens Creek Road	Augusta	GA	30907	Richmond	Hospitality	65	Rooms	200,689.66
36.20	LCF	Residence Inn Jacksonville	1310 Airport Road	Jacksonville	FL	32218	Duval	Hospitality	78	Rooms	186,206.90
36.21	LCF	Hampton Inn Milford	129 Plains Road	Milford	CT	6461	New Haven	Hospitality	148	Rooms	111,724.14
37	LCF	Maplecrest Apartments	5450 Kinzie Court	Fort Wayne	IN	46835	Allen	Multifamily	94	Units	9,350,000.00	9,350,000.00
38.00	LCF	Indy Portfolio	Various	Indianapolis	IN	Various	Various	Office	207,779	Sq. Ft.	8,800,000.00	8,800,000.00
38.01	LCF	Meridian Park One	9102 North Meridian Street	Indianapolis	IN	46260	Marion	Office	73,510	Sq. Ft.	3,060,870.00
38.02	LCF	Meridian Park Five	9302 North Meridian Street	Indianapolis	IN	46260	Marion	Office	63,199	Sq. Ft.	3,060,870.00
38.03	LCF	Green on Meridian	10291 & 10293 North Meridian Street	Indianapolis	IN	46290	Hamilton	Office	55,253	Sq. Ft.	1,795,318.00
38.04	LCF	Meridian Park Six	9106 North Meridian Street	Indianapolis	IN	46260	Marion	Office	15,817	Sq. Ft.	882,942.00
39.00	LCF	RealOp SC Portfolio	Various	Various	SC	Various	Greenville	Various	100,423	Sq. Ft.	8,587,500.00	8,518,128.44
39.01	LCF	Brendan Way	15 Brendan Way	Greenville	SC	29615	Greenville	Office	38,816	Sq. Ft.	4,875,000.00
39.02	LCF	Webber Place	6000 Pelham Road	Greer	SC	29615	Greenville	Industrial	54,607	Sq. Ft.	3,000,000.00
39.03	LCF	40 Concourse Way	40 Concourse Way	Greer	SC	29650	Greenville	Office	7,000	Sq. Ft.	712,500.00
46.00	LCF	Austin Multifamily Portfolio	Various	Austin	TX	Various	Travis	Multifamily	84	Units	7,200,000.00	7,200,000.00
46.01	LCF	The Oasis at Speedway	3501 Speedway	Austin	TX	78705	Travis	Multifamily	34	Units	2,815,000.00
46.02	LCF	Speedway 38	3704 Speedway	Austin	TX	78705	Travis	Multifamily	26	Units	2,375,000.00
46.03	LCF	The Retreat	4400 Avenue A	Austin	TX	78751	Travis	Multifamily	24	Units	2,010,000.00
48	LCF	TIHT Commercial	One Central Park West	New York	NY	10023	New York	Mixed Use	28,876	Sq. Ft.	7,000,000.00	6,990,791.33
54	LCF	Wingate By Wyndham Raleigh	6115 Corporate Ridge Road	Raleigh	NC	27607	Wake	Hospitality	99	Rooms	6,050,000.00	6,023,394.04
56	LCF	The Rotunda Building	5819 Highway 6	Missouri City	TX	77459	Fort Bend	Office	51,827	Sq. Ft.	6,000,000.00	6,000,000.00
64	LCF	Country Inn Pensacola	2607 Wilde Lake Boulevard	Pensacola	FL	32526	New York	Hospitality	63	Rooms	4,536,000.00	4,516,355.82
66	LCF	Country Inn and Suites Frederick	5579 Spectrum Drive	Frederick	MD	21703	Frederick	Hospitality	99	Rooms	4,300,000.00	4,281,617.81
73	LCF	Walgreens Youngstown	525 East Midlothian Boulevard	Boardman Township	OH	44502	Mahoning County	Retail	14,820	Sq. Ft.	3,780,000.00	3,780,000.00
78.00	LCF	Dollar General Portfolio- Fisher and Fosston	Various	Various	Various	Various	Various	Retail	18,102	Sq. Ft.	1,534,000.00	1,534,000.00
78.01	LCF	DG Fosston	410 US Highway 2 East	Fosston	MN	56542	Polk	Retail	9,100	Sq. Ft.	796,250.00
78.02	LCF	DG Fisher	401 West Division Street	Fisher	IL	61834	Champaign	Retail	9,002	Sq. Ft.	737,750.00
79.00	LCF	Dollar General Portfolio- Osakis and Adrian	Various	Various	MN	Various	Various	Retail	18,200	Sq. Ft.	1,534,000.00	1,534,000.00
79.01	LCF	Dollar General Adrian	306 North Maine Avenue	Adrian	MN	56110	Nobles	Retail	9,100	Sq. Ft.	789,750.00
79.02	LCF	Dollar General Osakis	306 Nokomis Street East	Osakis	MN	56360	Douglas	Retail	9,100	Sq. Ft.	744,250.00
83	LCF	3934 FM1960 Road	3934 West FM 1960	Houston	TX	77068	Harris	Office	42,808	Sq. Ft.	2,350,000.00	2,324,679.96
87	LCF	Family Dollar- Radford	800 West Main Street	Radford	VA	24141	Radford City	Retail	8,360	Sq. Ft.	1,120,000.00	1,120,000.00
88	LCF	Family Dollar- Malone	249 West Main Street	Village of Malone	NY	12953	Franklin	Retail	8,320	Sq. Ft.	1,071,000.00	1,071,000.00
90	LCF	Dollar General Mercedes	6206 FM 1015	Mercedes	TX	78570	Hidalgo	Retail	9,026	Sq. Ft.	825,500.00	825,500.00
91	LCF	Dollar General Aurora	405 South Main Street	Aurora	MN	55705	St. Louis	Retail	9,100	Sq. Ft.	620,750.00	620,750.00

Wells Fargo Commercial Mortgage Trust 2016-LC24
MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Loan Amortization Type	Monthly P&I Payment ($)	Interest Accrual Basis	Mortgage Rate	Administrative Cost Rate	Net Mortgage Rate	Due Date	Stated Maturity Date or Anticipated Repayment Date	ARD Loan Maturity Date	Revised Rate
2.00	LCF	Green Valley Portfolio	Interest-only, Amortizing Balloon	300,687.21	Actual/360	4.586000%	0.013150%	4.572850%	6	6/6/2026	NAP	NAP
2.01	LCF	Country Village
2.02	LCF	Birchwood Manor
2.03	LCF	Pinewood Estates
2.04	LCF	Country Estates
2.05	LCF	Crestwood Estates
2.06	LCF	Brookfield Acres
2.07	LCF	Highland Estates
4	LCF	1140 Avenue of the Americas	Interest-only, Balloon	156,227.60	Actual/360	4.109000%	0.011550%	4.097450%	6	7/6/2026	NAP	NAP
5	LCF	One Meridian	Interest-only, Amortizing Balloon	193,009.51	Actual/360	4.750000%	0.013150%	4.736850%	6	8/6/2026	NAP	NAP
9	LCF	Skyline Village	Interest-only, Amortizing Balloon	130,161.44	Actual/360	4.488000%	0.013150%	4.474850%	6	7/6/2026	NAP	NAP
14	LCF	FMC Corporation R&D HQ	Interest-only, Amortizing ARD	106,726.78	Actual/360	4.330000%	0.013150%	4.316850%	6	8/6/2026	8/6/2030	7.3300%
16	LCF	4100 Alpha Road	Amortizing Balloon	95,608.91	Actual/360	4.222000%	0.013150%	4.208850%	6	9/6/2026	NAP	NAP
18	LCF	Aloft Nashville	Amortizing Balloon	103,357.65	Actual/360	5.850000%	0.053150%	5.796850%	6	7/6/2021	NAP	NAP
19	LCF	Hilton Garden Inn Bothell	Amortizing Balloon	101,794.11	Actual/360	4.950000%	0.013150%	4.936850%	6	8/6/2026	NAP	NAP
20	LCF	Aspen at Norman Student Housing	Interest-only, Amortizing Balloon	87,677.36	Actual/360	4.858000%	0.011550%	4.846450%	6	1/6/2026	NAP	NAP
22	LCF	Latrobe Shopping Center	Interest-only, Amortizing Balloon	70,935.94	Actual/360	4.500000%	0.013150%	4.486850%	6	9/6/2026	NAP	NAP
24	LCF	2500 East TC Jester Blvd	Amortizing Balloon	74,727.80	Actual/360	4.950000%	0.013150%	4.936850%	6	6/6/2026	NAP	NAP
28	LCF	Lakeview Center	Amortizing Balloon	60,446.25	Actual/360	4.450000%	0.053150%	4.396850%	6	7/6/2026	NAP	NAP
30	LCF	Winchester Ridge	Interest-only, Amortizing Balloon	59,451.60	Actual/360	4.980000%	0.013150%	4.966850%	6	12/6/2025	NAP	NAP
32	LCF	Walmart Savannah	Amortizing Balloon	54,589.68	Actual/360	4.430000%	0.013150%	4.416850%	6	8/6/2026	NAP	NAP
33.00	LCF	FedEx and Veolia Industrial Portfolio	Interest-only, ARD	38,675.74	Actual/360	4.455000%	0.013150%	4.441850%	6	6/6/2021	6/6/2026	the sum of (i) 3.500% and (ii) the greater of (a) 4.455% and (b) the sum of (1) the greater of (x) the five-year offered side swap rate, and (y) the five-year treasury rate, in each case, as of 6/6/2021 plus (2) 3.500%
33.01	LCF	FedEx
33.02	LCF	Veolia Water
36.00	LCF	Equity Inns Portfolio	Interest-only, Balloon	40,231.11	Actual/360	4.960000%	0.011550%	4.948450%	6	10/6/2020	NAP	NAP
36.01	LCF	Homewood Suites Seattle
36.02	LCF	Homewood Suites Orlando
36.03	LCF	Courtyard Carlsbad
36.04	LCF	Courtyard Houston
36.05	LCF	Homewood Suites Stratford
36.06	LCF	Hampton Inn Urbana
36.07	LCF	Springhill Suites Asheville
36.08	LCF	Hilton Garden Inn Louisville
36.09	LCF	Hampton Inn Orlando
36.10	LCF	Hampton Inn Austin
36.11	LCF	Hampton Inn College Station
36.12	LCF	Hampton Inn Indianapolis
36.13	LCF	TownePlace Suites Savannah
36.14	LCF	Hampton Inn East Lansing
36.15	LCF	Hampton Inn Naperville
36.16	LCF	Hilton Garden Inn Rio Rancho
36.17	LCF	Courtyard Dalton
36.18	LCF	Hampton Inn Alcoa
36.19	LCF	Homewood Suites Augusta
36.20	LCF	Residence Inn Jacksonville
36.21	LCF	Hampton Inn Milford
37	LCF	Maplecrest Apartments	Interest-only, Amortizing Balloon	51,111.07	Actual/360	5.160000%	0.013150%	5.146850%	6	4/6/2026	NAP	NAP
38.00	LCF	Indy Portfolio	Interest-only, Amortizing Balloon	47,321.01	Actual/360	5.015000%	0.013150%	5.001850%	6	1/6/2026	NAP	NAP
38.01	LCF	Meridian Park One
38.02	LCF	Meridian Park Five
38.03	LCF	Green on Meridian
38.04	LCF	Meridian Park Six
39.00	LCF	RealOp SC Portfolio	Amortizing Balloon	49,392.21	Actual/360	5.617200%	0.013150%	5.604050%	6	1/6/2021	NAP	NAP
39.01	LCF	Brendan Way
39.02	LCF	Webber Place
39.03	LCF	40 Concourse Way
46.00	LCF	Austin Multifamily Portfolio	Interest-only, Amortizing Balloon	37,558.61	Actual/360	4.750000%	0.013150%	4.736850%	6	7/6/2026	NAP	NAP
46.01	LCF	The Oasis at Speedway
46.02	LCF	Speedway 38
46.03	LCF	The Retreat
48	LCF	TIHT Commercial	Amortizing Balloon	33,621.17	Actual/360	4.050000%	0.013150%	4.036850%	6	8/6/2026	NAP	NAP
54	LCF	Wingate By Wyndham Raleigh	Amortizing Balloon	37,108.95	Actual/360	5.488000%	0.013150%	5.474850%	6	6/6/2026	NAP	NAP
56	LCF	The Rotunda Building	Interest-only, Amortizing Balloon	30,436.78	Actual/360	4.510000%	0.013150%	4.496850%	6	9/6/2026	NAP	NAP
64	LCF	Country Inn Pensacola	Amortizing Balloon	28,061.26	Actual/360	5.576000%	0.013150%	5.562850%	6	6/6/2026	NAP	NAP
66	LCF	Country Inn and Suites Frederick	Amortizing Balloon	26,792.33	Actual/360	5.650000%	0.013150%	5.636850%	6	6/6/2026	NAP	NAP
73	LCF	Walgreens Youngstown	Interest-only, ARD	14,563.50	Actual/360	4.560000%	0.013150%	4.546850%	6	9/6/2026	1/6/2030	8.5600%
78.00	LCF	Dollar General Portfolio- Fisher and Fosston	Interest-only, Balloon	6,337.87	Actual/360	4.890000%	0.013150%	4.876850%	6	4/6/2026	NAP	NAP
78.01	LCF	DG Fosston
78.02	LCF	DG Fisher
79.00	LCF	Dollar General Portfolio- Osakis and Adrian	Interest-only, Balloon	6,804.46	Actual/360	5.250000%	0.013150%	5.236850%	6	4/6/2026	NAP	NAP
79.01	LCF	Dollar General Adrian
79.02	LCF	Dollar General Osakis
83	LCF	3934 FM1960 Road	Amortizing Balloon	12,299.82	Actual/360	4.779000%	0.013150%	4.765850%	6	12/6/2025	NAP	NAP
87	LCF	Family Dollar- Radford	Interest-only, ARD	5,100.54	Actual/360	5.390000%	0.013150%	5.376850%	6	2/6/2026	2/6/2031	9.3900%
88	LCF	Family Dollar- Malone	Interest-only, ARD	4,859.29	Actual/360	5.370000%	0.013150%	5.356850%	6	2/6/2026	2/6/2031	9.3700%
90	LCF	Dollar General Mercedes	Interest-only, ARD	3,794.24	Actual/360	5.440000%	0.013150%	5.426850%	6	2/6/2026	2/6/2031	9.4400%
91	LCF	Dollar General Aurora	Interest-only, ARD	2,538.47	Actual/360	4.840000%	0.013150%	4.826850%	6	9/6/2026	9/6/2031	8.8400%

Wells Fargo Commercial Mortgage Trust 2016-LC24
MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Original Term to Maturity or ARD (Mos.)	Remaining Term to Maturity or ARD (Mos.)	Amortization Term (Original) (Mos.)	Amortization Term (Remaining) (Mos.)	Cross Collateralized and Cross Defaulted Loan Flag	Prepayment Provisions	Ownership Interest	Grace Period Late (Days)	Engineering Escrow / Deferred Maintenance ($)	Tax Escrow (Initial)
2.00	LCF	Green Valley Portfolio	120	117	360	360	NAP	L(27),D(89),O(4)	Fee	0	399,526	341,218
2.01	LCF	Country Village
2.02	LCF	Birchwood Manor
2.03	LCF	Pinewood Estates
2.04	LCF	Country Estates
2.05	LCF	Crestwood Estates
2.06	LCF	Brookfield Acres
2.07	LCF	Highland Estates
4	LCF	1140 Avenue of the Americas	120	118	IO	IO	NAP	L(24),GRTR 1% or YM(92),O(4)	Leasehold	0	0	342,123
5	LCF	One Meridian	120	119	360	360	NAP	L(25),D(92),O(3)	Fee	0	0	122,848
9	LCF	Skyline Village	120	118	360	360	NAP	L(26),D(90),O(4)	Fee	0	0	98,207
14	LCF	FMC Corporation R&D HQ	120	119	360	360	NAP	YM(25),YM or D(88),O(7)	Fee	0	0	164,500
16	LCF	4100 Alpha Road	120	120	360	360	NAP	L(24),D(92),O(4)	Fee	0	107,500	248,306
18	LCF	Aloft Nashville	60	58	360	358	NAP	L(26),D(21),O(13)	Fee	0	0	104,417
19	LCF	Hilton Garden Inn Bothell	120	119	300	299	NAP	L(25),D(90),O(5)	Leasehold	0	0	0
20	LCF	Aspen at Norman Student Housing	120	112	360	360	NAP	L(32),D(84),O(4)	Fee	0	0	59,180
22	LCF	Latrobe Shopping Center	120	120	360	360	NAP	L(24),D(93),O(3)	Fee	0	37,735	75,905
24	LCF	2500 East TC Jester Blvd	120	117	360	357	NAP	L(27),D(89),O(4)	Fee	0	70,000	125,434
28	LCF	Lakeview Center	120	118	360	358	NAP	L(26),D(89),O(5)	Fee	0	0	84,608
30	LCF	Winchester Ridge	120	111	360	360	NAP	L(33),D(84),O(3)	Fee	0	0	29,780
32	LCF	Walmart Savannah	120	119	336	335	NAP	L(25),D(92),O(3)	Fee	0	0	0
33.00	LCF	FedEx and Veolia Industrial Portfolio	60	57	IO	IO	NAP	GRTR 1% or YM(56),O(4)	Fee	0	0	0
33.01	LCF	FedEx
33.02	LCF	Veolia Water
36.00	LCF	Equity Inns Portfolio	60	49	IO	IO	NAP	L(26),GRTR 1% or YM(30),O(4)	Fee	0	160,928	890,215
36.01	LCF	Homewood Suites Seattle
36.02	LCF	Homewood Suites Orlando
36.03	LCF	Courtyard Carlsbad
36.04	LCF	Courtyard Houston
36.05	LCF	Homewood Suites Stratford
36.06	LCF	Hampton Inn Urbana
36.07	LCF	Springhill Suites Asheville
36.08	LCF	Hilton Garden Inn Louisville
36.09	LCF	Hampton Inn Orlando
36.10	LCF	Hampton Inn Austin
36.11	LCF	Hampton Inn College Station
36.12	LCF	Hampton Inn Indianapolis
36.13	LCF	TownePlace Suites Savannah
36.14	LCF	Hampton Inn East Lansing
36.15	LCF	Hampton Inn Naperville
36.16	LCF	Hilton Garden Inn Rio Rancho
36.17	LCF	Courtyard Dalton
36.18	LCF	Hampton Inn Alcoa
36.19	LCF	Homewood Suites Augusta
36.20	LCF	Residence Inn Jacksonville
36.21	LCF	Hampton Inn Milford
37	LCF	Maplecrest Apartments	120	115	360	360	NAP	L(29),D(88),O(3)	Fee	0	0	54,103
38.00	LCF	Indy Portfolio	120	112	360	360	NAP	L(32),D(85),O(3)	Fee	0	15,875	58,891
38.01	LCF	Meridian Park One
38.02	LCF	Meridian Park Five
38.03	LCF	Green on Meridian
38.04	LCF	Meridian Park Six
39.00	LCF	RealOp SC Portfolio	60	52	360	352	NAP	L(32),D(25),O(3)	Fee	0	67,188	34,099
39.01	LCF	Brendan Way
39.02	LCF	Webber Place
39.03	LCF	40 Concourse Way
46.00	LCF	Austin Multifamily Portfolio	120	118	360	360	NAP	L(26),D(90),O(4)	Fee	0	51,169	156,667
46.01	LCF	The Oasis at Speedway
46.02	LCF	Speedway 38
46.03	LCF	The Retreat
48	LCF	TIHT Commercial	120	119	360	359	NAP	L(25),D(91),O(4)	Fee	0	0	86,910
54	LCF	Wingate By Wyndham Raleigh	120	117	300	297	NAP	L(27),D(89),O(4)	Fee	0	0	57,070
56	LCF	The Rotunda Building	120	120	360	360	NAP	L(24),D(93),O(3)	Fee	0	23,220	66,532
64	LCF	Country Inn Pensacola	120	117	300	297	NAP	L(27),D(90),O(3)	Fee	0	0	23,743
66	LCF	Country Inn and Suites Frederick	120	117	300	297	NAP	L(27),D(90),O(3)	Fee	0	0	66,937
73	LCF	Walgreens Youngstown	120	120	IO	IO	NAP	YM(24),YM or D(89),O(7)	Fee	0	0	0
78.00	LCF	Dollar General Portfolio- Fisher and Fosston	125	115	IO	IO	Dollar General Portfolio- Fisher and Fosston & Dollar General Portfolio- Osakis and Adrian	L(34),D(88),O(3)	Fee	0	0	447
78.01	LCF	DG Fosston
78.02	LCF	DG Fisher
79.00	LCF	Dollar General Portfolio- Osakis and Adrian	120	115	IO	IO	Dollar General Portfolio- Fisher and Fosston & Dollar General Portfolio- Osakis and Adrian	L(29),D(88),O(3)	Fee	0	0	0
79.01	LCF	Dollar General Adrian
79.02	LCF	Dollar General Osakis
83	LCF	3934 FM1960 Road	120	111	360	351	NAP	L(33),D(83),O(4)	Fee	0	0	4,129
87	LCF	Family Dollar- Radford	120	113	IO	IO	NAP	YM(31),YM or D(82),O(7)	Fee	0	0	0
88	LCF	Family Dollar- Malone	120	113	IO	IO	NAP	YM(31),YM or D(82),O(7)	Fee	0	0	0
90	LCF	Dollar General Mercedes	120	113	IO	IO	NAP	YM(31),YM or D(82),O(7)	Fee	0	0	4,000
91	LCF	Dollar General Aurora	120	120	IO	IO	NAP	YM(24),YM or D(89),O(7)	Fee	0	0	0

Wells Fargo Commercial Mortgage Trust 2016-LC24
MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Monthly Tax Escrow ($)	Tax Escrow - Cash or LoC	Tax Escrow - LoC Counterparty	Insurance Escrow (Initial)	Monthly Insurance Escrow ($)	Insurance Escrow - Cash or LoC	Insurance Escrow - LoC Counterparty	Upfront Replacement Reserve ($)	Monthly Replacement Reserve ($)(15)	Replacement Reserve Cap ($)
2.00	LCF	Green Valley Portfolio	56,870	Cash		0	0	NAP		0	8,508	408,400
2.01	LCF	Country Village
2.02	LCF	Birchwood Manor
2.03	LCF	Pinewood Estates
2.04	LCF	Country Estates
2.05	LCF	Crestwood Estates
2.06	LCF	Brookfield Acres
2.07	LCF	Highland Estates
4	LCF	1140 Avenue of the Americas	171,061	Cash		0	0	NAP		0	0	0
5	LCF	One Meridian	61,424	Cash		16,664	5,555	Cash		0	6,112	0
9	LCF	Skyline Village	16,368	Cash		0	0	NAP		0	1,663	79,800
14	LCF	FMC Corporation R&D HQ	1/12 of estimated amount to pay taxes	Cash		42,228	3,519	Cash		0	0	0
16	LCF	4100 Alpha Road	27,590	Cash		22,483	1,874	Cash		90,838	$3,785 or until the amount on deposit in the capital expenditure account equals the capital expenditure cap	45,420
18	LCF	Aloft Nashville	14,917	Cash		4,829	2,414	Cash		0	the greater of (A) 1/12 of 4.0% of the greater of (i) Gross Revenue generated during the 12 month period ending on the last day of the most recent calendar quarter; (ii) projected Gross Revenue; (B) the amount to be reserved under the Franchise Agreement and/or Management Agreement	0
19	LCF	Hilton Garden Inn Bothell	13,466	Cash		61,008	4,296	Cash		0	20,952	0
20	LCF	Aspen at Norman Student Housing	29,590	Cash		38,283	7,657	Cash		0	5,700	0
22	LCF	Latrobe Shopping Center	16,868	Cash		24,140	4,828	Cash		409,274	3,411	409,274
24	LCF	2500 East TC Jester Blvd	17,919	Cash		15,737	1,967	Cash		60,900	2,538	60,900
28	LCF	Lakeview Center	8,461	Cash		14,603	2,086	Cash		0	1,660	0
30	LCF	Winchester Ridge	4,963	Cash		13,027	1,002	Cash		0	1,833	0
32	LCF	Walmart Savannah	0	NAP		0	0	NAP		0	0	0
33.00	LCF	FedEx and Veolia Industrial Portfolio	0	NAP		0	0	NAP		0	2,946	0
33.01	LCF	FedEx
33.02	LCF	Veolia Water
36.00	LCF	Equity Inns Portfolio	296,738	Cash		0	0	NAP		0	The greater of 1/12 of 4.0% of prior year’s gross revenues and any amount required under the Management Agreement or Franchise Agreement for FF&E Work	0
36.01	LCF	Homewood Suites Seattle
36.02	LCF	Homewood Suites Orlando
36.03	LCF	Courtyard Carlsbad
36.04	LCF	Courtyard Houston
36.05	LCF	Homewood Suites Stratford
36.06	LCF	Hampton Inn Urbana
36.07	LCF	Springhill Suites Asheville
36.08	LCF	Hilton Garden Inn Louisville
36.09	LCF	Hampton Inn Orlando
36.10	LCF	Hampton Inn Austin
36.11	LCF	Hampton Inn College Station
36.12	LCF	Hampton Inn Indianapolis
36.13	LCF	TownePlace Suites Savannah
36.14	LCF	Hampton Inn East Lansing
36.15	LCF	Hampton Inn Naperville
36.16	LCF	Hilton Garden Inn Rio Rancho
36.17	LCF	Courtyard Dalton
36.18	LCF	Hampton Inn Alcoa
36.19	LCF	Homewood Suites Augusta
36.20	LCF	Residence Inn Jacksonville
36.21	LCF	Hampton Inn Milford
37	LCF	Maplecrest Apartments	10,821	Cash		6,739	1,123	Cash		0	1,979	0
38.00	LCF	Indy Portfolio	19,630	Cash		7,605	3,803	Cash		0	3,471	0
38.01	LCF	Meridian Park One
38.02	LCF	Meridian Park Five
38.03	LCF	Green on Meridian
38.04	LCF	Meridian Park Six
39.00	LCF	RealOp SC Portfolio	11,366	Cash		5,966	1,989	Cash		30,000	2,092	0
39.01	LCF	Brendan Way
39.02	LCF	Webber Place
39.03	LCF	40 Concourse Way
46.00	LCF	Austin Multifamily Portfolio	15,667	Cash		3,764	1,882	Cash		30,000	1,750	0
46.01	LCF	The Oasis at Speedway
46.02	LCF	Speedway 38
46.03	LCF	The Retreat
48	LCF	TIHT Commercial	43,455	Cash		0	0	NAP		0	0	0
54	LCF	Wingate By Wyndham Raleigh	5,707	Cash		20,472	2,047	Cash		0	0	0
56	LCF	The Rotunda Building	7,392	Cash		5,869	2,934	Cash		0	1,079	0
64	LCF	Country Inn Pensacola	2,638	Cash		8,481	2,120	Cash		0	1/12 of 4% of Gross Revenue	0
66	LCF	Country Inn and Suites Frederick	5,578	Cash		13,935	1,161	Cash		0	6,251	0
73	LCF	Walgreens Youngstown	0	NAP		0	0	NAP		0	0	0
78.00	LCF	Dollar General Portfolio- Fisher and Fosston	224	Cash		0	1/12th of insurance premiums necessary for renewal of coverage	Cash		0	0	0
78.01	LCF	DG Fosston
78.02	LCF	DG Fisher
79.00	LCF	Dollar General Portfolio- Osakis and Adrian	0	NAP		0	0	NAP		0	0	0
79.01	LCF	Dollar General Adrian
79.02	LCF	Dollar General Osakis
83	LCF	3934 FM1960 Road	4,129	Cash		1,074	358	Cash		17,123	0	17,123
87	LCF	Family Dollar- Radford	0	NAP		0	0	NAP		0	0	0
88	LCF	Family Dollar- Malone	0	NAP		0	0	NAP		0	0	0
90	LCF	Dollar General Mercedes	333	Cash		0	0	NAP		0	0	0
91	LCF	Dollar General Aurora	0	NAP		0	0	NAP		0	0	0

Wells Fargo Commercial Mortgage Trust 2016-LC24
MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Replacement Reserve Escrow - Cash or LoC	Replacement Reserve Escrow - LoC Counterparty	Upfront TI/LC Reserve ($)	Monthly TI/LC Reserve ($)	TI/LC Reserve Cap ($)	TI/LC Escrow - Cash or LoC	TI/LC Escrow - LoC Counterparty	Debt Service Escrow (Initial) ($)	Debt Service Escrow (Monthly) ($)	Debt Service Escrow - Cash or LoC
2.00	LCF	Green Valley Portfolio	Cash		0	0	0	NAP		0	0	NAP
2.01	LCF	Country Village
2.02	LCF	Birchwood Manor
2.03	LCF	Pinewood Estates
2.04	LCF	Country Estates
2.05	LCF	Crestwood Estates
2.06	LCF	Brookfield Acres
2.07	LCF	Highland Estates
4	LCF	1140 Avenue of the Americas	NAP		961,116	0	0	Cash		0	0	NAP
5	LCF	One Meridian	Cash		228,485	41,357	0	Cash		0	0	NAP
9	LCF	Skyline Village	Cash		0	0	0	NAP		0	0	NAP
14	LCF	FMC Corporation R&D HQ	NAP		250,000	0	0	Cash		0	0	NAP
16	LCF	4100 Alpha Road	Cash		700,000	83,000	2,700,000	Cash		0	0	NAP
18	LCF	Aloft Nashville	Cash		0	0	0	NAP		0	0	NAP
19	LCF	Hilton Garden Inn Bothell	Cash		0	0	0	NAP		101,794	0	Cash
20	LCF	Aspen at Norman Student Housing	Cash		0	0	0	NAP		0	0	NAP
22	LCF	Latrobe Shopping Center	LOC		409,274	11,369	409,274	LOC		0	0	NAP
24	LCF	2500 East TC Jester Blvd	Cash		228,375	6,344	$228,375 on and after July 6, 2019	Cash		0	0	NAP
28	LCF	Lakeview Center	Cash		0	10,473	0	Cash		0	0	NAP
30	LCF	Winchester Ridge	Cash		0	0	0	NAP		0	0	NAP
32	LCF	Walmart Savannah	NAP		0	0	0	NAP		0	0	NAP
33.00	LCF	FedEx and Veolia Industrial Portfolio	Cash		0	0	0	NAP		0	0	NAP
33.01	LCF	FedEx
33.02	LCF	Veolia Water
36.00	LCF	Equity Inns Portfolio	Cash		0	0	0	NAP		0	0	NAP
36.01	LCF	Homewood Suites Seattle
36.02	LCF	Homewood Suites Orlando
36.03	LCF	Courtyard Carlsbad
36.04	LCF	Courtyard Houston
36.05	LCF	Homewood Suites Stratford
36.06	LCF	Hampton Inn Urbana
36.07	LCF	Springhill Suites Asheville
36.08	LCF	Hilton Garden Inn Louisville
36.09	LCF	Hampton Inn Orlando
36.10	LCF	Hampton Inn Austin
36.11	LCF	Hampton Inn College Station
36.12	LCF	Hampton Inn Indianapolis
36.13	LCF	TownePlace Suites Savannah
36.14	LCF	Hampton Inn East Lansing
36.15	LCF	Hampton Inn Naperville
36.16	LCF	Hilton Garden Inn Rio Rancho
36.17	LCF	Courtyard Dalton
36.18	LCF	Hampton Inn Alcoa
36.19	LCF	Homewood Suites Augusta
36.20	LCF	Residence Inn Jacksonville
36.21	LCF	Hampton Inn Milford
37	LCF	Maplecrest Apartments	Cash		0	0	0	NAP		0	0	NAP
38.00	LCF	Indy Portfolio	Cash		67,900	17,353	570,000	Cash		0	0	NAP
38.01	LCF	Meridian Park One
38.02	LCF	Meridian Park Five
38.03	LCF	Green on Meridian
38.04	LCF	Meridian Park Six
39.00	LCF	RealOp SC Portfolio	Cash		200,000	2,511	0	Cash		0	0	NAP
39.01	LCF	Brendan Way
39.02	LCF	Webber Place
39.03	LCF	40 Concourse Way
46.00	LCF	Austin Multifamily Portfolio	Cash		0	0	0	NAP		0	0	NAP
46.01	LCF	The Oasis at Speedway
46.02	LCF	Speedway 38
46.03	LCF	The Retreat
48	LCF	TIHT Commercial	NAP		0	0	0	NAP		77,076	0	Cash
54	LCF	Wingate By Wyndham Raleigh	NAP		0	0	0	NAP		0	0	NAP
56	LCF	The Rotunda Building	Cash		0	3,239	233,222	Cash		0	0	NAP
64	LCF	Country Inn Pensacola	Cash		0	0	0	NAP		0	0	NAP
66	LCF	Country Inn and Suites Frederick	Cash		0	0	0	NAP		0	0	NAP
73	LCF	Walgreens Youngstown	NAP		0	0	0	NAP		0	0	NAP
78.00	LCF	Dollar General Portfolio- Fisher and Fosston	NAP		0	0	0	NAP		0	0	NAP
78.01	LCF	DG Fosston
78.02	LCF	DG Fisher
79.00	LCF	Dollar General Portfolio- Osakis and Adrian	NAP		0	0	0	NAP		0	0	NAP
79.01	LCF	Dollar General Adrian
79.02	LCF	Dollar General Osakis
83	LCF	3934 FM1960 Road	Cash		64,212	0	64,212	Cash		0	0	NAP
87	LCF	Family Dollar- Radford	NAP		0	0	0	NAP		0	0	NAP
88	LCF	Family Dollar- Malone	NAP		0	0	0	NAP		0	0	NAP
90	LCF	Dollar General Mercedes	NAP		0	0	0	NAP		0	0	NAP
91	LCF	Dollar General Aurora	NAP		0	0	0	NAP		0	0	NAP

Wells Fargo Commercial Mortgage Trust 2016-LC24
MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Debt Service Escrow - LoC Counterparty	Other Escrow I Reserve Description	Other Escrow I (Initial) ($)	Other Escrow I (Monthly) ($)(11)(16)	Other Escrow I Cap ($)	Other Escrow I Escrow - Cash or LoC	Other Escrow I - LoC Counterparty	Other Escrow II Reserve Description	Other Escrow II (Initial) ($)	Other Escrow II (Monthly) ($)
2.00	LCF	Green Valley Portfolio		NAP	0	0	0	NAP		NAP	0	0
2.01	LCF	Country Village
2.02	LCF	Birchwood Manor
2.03	LCF	Pinewood Estates
2.04	LCF	Country Estates
2.05	LCF	Crestwood Estates
2.06	LCF	Brookfield Acres
2.07	LCF	Highland Estates
4	LCF	1140 Avenue of the Americas		Ground Rent Reserve	116,016	29,004	0	Cash		Free Rent Reserve	712,266	0
5	LCF	One Meridian		Free Rent Reserve	51,100	0	0	Cash		NAP	0	0
9	LCF	Skyline Village		NAP	0	0	0	NAP		NAP	0	0
14	LCF	FMC Corporation R&D HQ		NAP	0	0	0	NAP		NAP	0	0
16	LCF	4100 Alpha Road		Korn/Ferry Expansion - TI	621,180	0	0	Cash		Korn/Ferry Expansion - Free Rent	262,857	0
18	LCF	Aloft Nashville		PIP Reserve	291,375	0	0	Cash		Seasonality Reserve	0	20,000
19	LCF	Hilton Garden Inn Bothell		Land Acquisition / Seasonality Reserve	5,006,544	25.0% of the Seasonality Cap ($77,000)	77,000	Cash		PIP Reserve	0	0
20	LCF	Aspen at Norman Student Housing		Advance Rent Reserve	0	0	0	NAP		NAP	0	0
22	LCF	Latrobe Shopping Center		Letter of Credit Transfer Funds	4,093	0	0	Cash		NAP	0	0
24	LCF	2500 East TC Jester Blvd		NAP	0	0	0	NAP		NAP	0	0
28	LCF	Lakeview Center		Wells Fargo Suite 301 TI Reserve	50,144	0	0	Cash		Wells Fargo Advisors Free Rent Reserve	26,639	0
30	LCF	Winchester Ridge		Performance Reserve Fund	500,000	0	0	Cash		NAP	0	0
32	LCF	Walmart Savannah		NAP	0	0	0	NAP		NAP	0	0
33.00	LCF	FedEx and Veolia Industrial Portfolio		NAP	0	0	0	NAP		NAP	0	0
33.01	LCF	FedEx
33.02	LCF	Veolia Water
36.00	LCF	Equity Inns Portfolio		PIP Reserve (Upfront: 10,000,000; Quarterly: up to 2,500,000)	10,000,000	0	0	Cash		NAP	0	0
36.01	LCF	Homewood Suites Seattle
36.02	LCF	Homewood Suites Orlando
36.03	LCF	Courtyard Carlsbad
36.04	LCF	Courtyard Houston
36.05	LCF	Homewood Suites Stratford
36.06	LCF	Hampton Inn Urbana
36.07	LCF	Springhill Suites Asheville
36.08	LCF	Hilton Garden Inn Louisville
36.09	LCF	Hampton Inn Orlando
36.10	LCF	Hampton Inn Austin
36.11	LCF	Hampton Inn College Station
36.12	LCF	Hampton Inn Indianapolis
36.13	LCF	TownePlace Suites Savannah
36.14	LCF	Hampton Inn East Lansing
36.15	LCF	Hampton Inn Naperville
36.16	LCF	Hilton Garden Inn Rio Rancho
36.17	LCF	Courtyard Dalton
36.18	LCF	Hampton Inn Alcoa
36.19	LCF	Homewood Suites Augusta
36.20	LCF	Residence Inn Jacksonville
36.21	LCF	Hampton Inn Milford
37	LCF	Maplecrest Apartments		NAP	0	0	0	NAP		NAP	0	0
38.00	LCF	Indy Portfolio		Free Rent Reserve	80,845	0	0	Cash		NAP	0	0
38.01	LCF	Meridian Park One
38.02	LCF	Meridian Park Five
38.03	LCF	Green on Meridian
38.04	LCF	Meridian Park Six
39.00	LCF	RealOp SC Portfolio		NAP	0	0	0	NAP		NAP	0	0
39.01	LCF	Brendan Way
39.02	LCF	Webber Place
39.03	LCF	40 Concourse Way
46.00	LCF	Austin Multifamily Portfolio		Seasonality Shortfall Reserve, Leasing Holdback & Certificate of Occupancy Reserve	150,000	0	0	Cash		Tax Protest Deposit	200,000	0
46.01	LCF	The Oasis at Speedway
46.02	LCF	Speedway 38
46.03	LCF	The Retreat
48	LCF	TIHT Commercial		NAP	0	0	0	NAP		NAP	0	0
54	LCF	Wingate By Wyndham Raleigh		NAP	0	0	0	NAP		NAP	0	0
56	LCF	The Rotunda Building		NAP	0	0	0	NAP		NAP	0	0
64	LCF	Country Inn Pensacola		PIP Reserve	325,000	0	0	Cash		Seasonality Reserve	0	lesser of x) 25% of the Seasonality Reserve Cap and y) the amount by which the Available Cash Flow exceeds the Monthly Payment Amount (as defined in the loan documents)
66	LCF	Country Inn and Suites Frederick		PIP Reserve	260,654	0	0	Cash		Seasonality Reserve	0	lessor of 25% of Seasonality Reserve Cap and available cash
73	LCF	Walgreens Youngstown		NAP	0	0	0	NAP		NAP	0	0
78.00	LCF	Dollar General Portfolio- Fisher and Fosston		NAP	0	0	0	NAP		NAP	0	0
78.01	LCF	DG Fosston
78.02	LCF	DG Fisher
79.00	LCF	Dollar General Portfolio- Osakis and Adrian		NAP	0	0	0	NAP		NAP	0	0
79.01	LCF	Dollar General Adrian
79.02	LCF	Dollar General Osakis
83	LCF	3934 FM1960 Road		NAP	0	0	0	NAP		NAP	0	0
87	LCF	Family Dollar- Radford		NAP	0	0	0	NAP		NAP	0	0
88	LCF	Family Dollar- Malone		NAP	0	0	0	NAP		NAP	0	0
90	LCF	Dollar General Mercedes		NAP	0	0	0	NAP		NAP	0	0
91	LCF	Dollar General Aurora		NAP	0	0	0	NAP		NAP	0	0

Wells Fargo Commercial Mortgage Trust 2016-LC24
MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Other Escrow II Cap ($)	Other Escrow II Escrow - Cash or LoC	Other Escrow II - LoC Counterparty	Holdback(7)	Secured by LOC (Y/N)	LOC Amount	Type of Lockbox	Borrower Name	Sponsor Name	Servicing Fee Rate
2.00	LCF	Green Valley Portfolio	0	NAP	NAP	NAP	N	NAP	Springing	Birchwood Manor Mobile Home Park, L.L.C.; Brookfield Associates MHC, LLC; Crestwood Associates, LLC; Country Estates Associates, LLC; Highland Estates of Ohio, L.L.C.; Country Village Orange City Associates, LLC; Pinewood Estates Associates, LLC	Ross H. Partrich	0.0050%
2.01	LCF	Country Village
2.02	LCF	Birchwood Manor
2.03	LCF	Pinewood Estates
2.04	LCF	Country Estates
2.05	LCF	Crestwood Estates
2.06	LCF	Brookfield Acres
2.07	LCF	Highland Estates
4	LCF	1140 Avenue of the Americas	0	Cash	NAP	NAP	N	NAP	Hard/Upfront Cash Management	ARC NYC1140SIXTH, LLC	American Realty Capital New York City REIT, Inc.	0.0050%
5	LCF	One Meridian	0	NAP	NAP	NAP	N	NAP	Hard/Upfront Cash Management	Meridian Blvd Lofts Owner LLC; Agharta Meridian Realty LLC	Leibel Lederman	0.0050%
9	LCF	Skyline Village	0	NAP	NAP	NAP	N	NAP	Springing	CF MH Skyline Fee LLC	Ross H. Partrich	0.0050%
14	LCF	FMC Corporation R&D HQ	0	NAP	NAP	NAP	N	NAP	Hard/Upfront Cash Management	LRF Ewing NJ LLC	Ladder Capital CRE Equity LLC	0.0050%
16	LCF	4100 Alpha Road	0	Cash	NAP	NAP	N	NAP	Springing	4100 Alpha Property, LLC	Andrew J. Segal	0.0050%
18	LCF	Aloft Nashville	86,000	Cash	NAP	NAP	N	NAP	Springing	PHG Franklin, LLC	Shaunak Patel	0.0450%
19	LCF	Hilton Garden Inn Bothell	0	NAP	NAP	NAP	N	NAP	Hard/Springing Cash Management	Bothell Hospitality, LLC	William J. Lawson	0.0050%
20	LCF	Aspen at Norman Student Housing	0	NAP	NAP	NAP	N	NAP	Soft/Upfront Cash Management	Breckenridge Group Norman Oklahoma, LLC	NDSH I, LLC; Greg Henry	0.0050%
22	LCF	Latrobe Shopping Center	0	NAP	NAP	NAP	Y	818,548	Springing	Latrobe 30 Associates Limited Partnership	Arthur B. Cornfeld; Alan E. Fisher	0.0050%
24	LCF	2500 East TC Jester Blvd	0	NAP	NAP	NAP	N	NAP	Springing	2500 TC Jester Property, LLC	Andrew J. Segal	0.0050%
28	LCF	Lakeview Center	0	Cash	NAP	NAP	N	NAP	Springing	Eastchase Office, LLC	James W. Wilson III Trust Dated September 3,2004 and William B. Wilson Trust dated September 3, 2004	0.0450%
30	LCF	Winchester Ridge	0	NAP	NAP	NAP	N	NAP	Springing	Winchester Ridge One LLC	David M. Conwill, Steven B. Kimmelman, Steven B. Kimmelman as Trustee of The Jerome Kimmelman Gift Trust	0.0050%
32	LCF	Walmart Savannah	0	NAP	NAP	NAP	N	NAP	Hard/Upfront Cash Management	10530 Abercorn LLC	Joel Shafran	0.0050%
33.00	LCF	FedEx and Veolia Industrial Portfolio	0	NAP	NAP	NAP	N	NAP	Hard/Upfront Cash Management	ARC FEGBRNC001, LLC and ARC CRVANOH001, LLC	American Realty Capital Global II Operating Partnership, L.P.	0.0050%
33.01	LCF	FedEx
33.02	LCF	Veolia Water
36.00	LCF	Equity Inns Portfolio	0	NAP	NAP	NAP	N	NAP	Hard/Upfront Cash Management	ARC Hospitality Portfolio II Owner, LLC; ARC Hospitality Portfolio II TRS, LLC; ARC Hospitality Portfolio II MISC TRS, LLC; ARC Hospitality Portfolio II HIL TRS, LLC; ARC Hospitality Stratford, LLC; ARC Hospitality TRS Stratford, LLC; ARC Hospitality Portfolio II NTC Owner, LP; ARC Hospitality Portfolio II NTC HIL TRS, LP; ARC Hospitality Portfolio II NTC TRS, LP	American Realty Capital Hospitality Trust, Inc.	0.0025%
36.01	LCF	Homewood Suites Seattle
36.02	LCF	Homewood Suites Orlando
36.03	LCF	Courtyard Carlsbad
36.04	LCF	Courtyard Houston
36.05	LCF	Homewood Suites Stratford
36.06	LCF	Hampton Inn Urbana
36.07	LCF	Springhill Suites Asheville
36.08	LCF	Hilton Garden Inn Louisville
36.09	LCF	Hampton Inn Orlando
36.10	LCF	Hampton Inn Austin
36.11	LCF	Hampton Inn College Station
36.12	LCF	Hampton Inn Indianapolis
36.13	LCF	TownePlace Suites Savannah
36.14	LCF	Hampton Inn East Lansing
36.15	LCF	Hampton Inn Naperville
36.16	LCF	Hilton Garden Inn Rio Rancho
36.17	LCF	Courtyard Dalton
36.18	LCF	Hampton Inn Alcoa
36.19	LCF	Homewood Suites Augusta
36.20	LCF	Residence Inn Jacksonville
36.21	LCF	Hampton Inn Milford
37	LCF	Maplecrest Apartments	0	NAP	NAP	NAP	N	NAP	Springing	Maplecrest One LLC	David M. Conwill; Steven B. Kimmelman; Steven B. Kimmelman as Trustee of the Jerome Kimmelman Gift Trust	0.0050%
38.00	LCF	Indy Portfolio	0	NAP	NAP	NAP	N	NAP	Springing	Meridian In, LLC	Yoav Merary	0.0050%
38.01	LCF	Meridian Park One
38.02	LCF	Meridian Park Five
38.03	LCF	Green on Meridian
38.04	LCF	Meridian Park Six
39.00	LCF	RealOp SC Portfolio	0	NAP	NAP	NAP	N	NAP	Hard/Upfront Cash Management	ROIF Brendan Way, LLC; ROIF Concourse, LLC; ROIF 6000 Pelham, LLC	Paul R. Sparks; Kyle G. Putnam; Reginald D. Bell	0.0050%
39.01	LCF	Brendan Way
39.02	LCF	Webber Place
39.03	LCF	40 Concourse Way
46.00	LCF	Austin Multifamily Portfolio	0	Cash	NAP	NAP	N	NAP	Springing	APC Longhorns Realty, LLC	Brandon Cooper	0.0050%
46.01	LCF	The Oasis at Speedway
46.02	LCF	Speedway 38
46.03	LCF	The Retreat
48	LCF	TIHT Commercial	0	NAP	NAP	NAP	N	NAP	Springing	TIHT Commercial LLC	Donald J. Trump	0.0050%
54	LCF	Wingate By Wyndham Raleigh	0	NAP	NAP	NAP	N	NAP	Hard/Springing Cash Management	Corporate Arena Hotel LLC	Pradeep Sharma	0.0050%
56	LCF	The Rotunda Building	0	NAP	NAP	NAP	N	NAP	Soft/Springing Cash Management	Rotunda Medical Properties, L.P.	Joseph G. Greulich; Ted L. Barr; Benjamin Sheridan	0.0050%
64	LCF	Country Inn Pensacola	51,000	Cash	NAP	NAP	N	NAP	Springing	Shiv-Parvati, Inc.	Nareshkumar Narsinhbhai; Bipinchandra Bhakta; Sumant Patel	0.0050%
66	LCF	Country Inn and Suites Frederick	550,000	Cash	NAP	NAP	N	NAP	Hard/Springing Cash Management	Longman Properties, LLC	Scott Nieh	0.0050%
73	LCF	Walgreens Youngstown	0	NAP	NAP	NAP	N	NAP	Hard/Upfront Cash Management	LWAG Youngstown LLC	Ladder Capital CRE Equity LLC	0.0050%
78.00	LCF	Dollar General Portfolio- Fisher and Fosston	0	NAP	NAP	NAP	N	NAP	Hard/Upfront Cash Management	DGF Sub 1, LLC	Brook Wood	0.0050%
78.01	LCF	DG Fosston
78.02	LCF	DG Fisher
79.00	LCF	Dollar General Portfolio- Osakis and Adrian	0	NAP	NAP	NAP	N	NAP	Hard/Upfront Cash Management	DGF Sub 2, LLC	Brook Wood	0.0050%
79.01	LCF	Dollar General Adrian
79.02	LCF	Dollar General Osakis
83	LCF	3934 FM1960 Road	0	NAP	NAP	NAP	N	NAP	Springing	3934 FM 1960, L.P.	Andrew J. Segal	0.0050%
87	LCF	Family Dollar- Radford	0	NAP	NAP	NAP	N	NAP	Hard/Upfront Cash Management	LFD Radford VA LLC	Ladder Capital CRE Equity LLC	0.0050%
88	LCF	Family Dollar- Malone	0	NAP	NAP	NAP	N	NAP	Hard/Upfront Cash Management	LFD Malone NY LLC	Ladder Capital CRE Equity LLC	0.0050%
90	LCF	Dollar General Mercedes	0	NAP	NAP	NAP	N	NAP	Hard/Upfront Cash Management	LDG Mercedes TX LLC	Ladder Capital CRE Equity LLC	0.0050%
91	LCF	Dollar General Aurora	0	NAP	NAP	NAP	N	NAP	Hard/Upfront Cash Management	LDG Aurora LLC	Ladder Capital CRE Equity LLC	0.0050%

EXHIBIT B-1

REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE MORTGAGE LOAN SELLER

The Mortgage Loan Seller hereby represents and warrants that, as of the Closing Date:

(a)            The Mortgage Loan Seller is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)            The Mortgage Loan Seller’s execution and delivery of, performance under, and compliance with this Agreement, will not violate the Mortgage Loan Seller’s organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other material instrument to which it is a party or by which it is bound, which default or breach, in the good faith and reasonable judgment of the Mortgage Loan Seller, is likely to affect materially and adversely the ability of the Mortgage Loan Seller to perform its obligations under this Agreement.

(c)            The Mortgage Loan Seller has the full power and authority to consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement.

(d)            This Agreement, assuming due authorization, execution and delivery by the other party or parties hereto, constitutes a valid, legal and binding obligation of the Mortgage Loan Seller, enforceable against the Mortgage Loan Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, fraudulent transfer, insolvency, reorganization, receivership, moratorium, liquidation, conservatorship and other laws affecting the enforcement of creditors’ rights generally, (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (C) public policy considerations.

(e)            The Mortgage Loan Seller is not in violation of, and its execution and delivery of, performance under and compliance with this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Mortgage Loan Seller’s good faith and reasonable judgment, is likely to affect materially and adversely the ability of the Mortgage Loan Seller to perform its obligations under this Agreement.

(f)            No consent, approval, authorization or order of any state or federal court or governmental agency or body is required for the consummation by the Mortgage Loan Seller of the transactions contemplated herein, except for (A) those consents, approvals, authorizations or orders that previously have been obtained and (B) those filings and recordings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

Exh. B-1-1

(g)            No litigation, arbitration, suit, proceeding or governmental investigation is pending or, to the best of the Mortgage Loan Seller’s knowledge, threatened against the Mortgage Loan Seller that, if determined adversely to the Mortgage Loan Seller, would prohibit the Mortgage Loan Seller from entering into this Agreement or that, in the Mortgage Loan Seller’s good faith and reasonable judgment, is likely to materially and adversely affect the ability of the Mortgage Loan Seller to perform its obligations under this Agreement.

(h)            The transfer of the Mortgage Loans to the Purchaser as contemplated herein is not subject to any bulk transfer or similar law in effect in any applicable jurisdiction.

(i)             The Mortgage Loan Seller is not transferring the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud its present or future creditors.

(j)             The Mortgage Loan Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, its transfer of the Mortgage Loans to the Purchaser, as contemplated herein.

(k)            After giving effect to its transfer of the Mortgage Loans to the Purchaser, as provided herein, the value of the Mortgage Loan Seller’s assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the Mortgage Loan Seller’s debts and obligations, including contingent and unliquidated debts and obligations of the Mortgage Loan Seller, and the Mortgage Loan Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business.

(l)             The Mortgage Loan Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

(m)           No proceedings looking toward liquidation, dissolution or bankruptcy of the Mortgage Loan Seller are pending or contemplated.

(n)            The principal place of business and chief executive office of the Mortgage Loan Seller is located in the State of New York.

(o)            The consideration received by the Mortgage Loan Seller upon the sale of the Mortgage Loans constitutes at least fair consideration and reasonably equivalent value for such Mortgage Loans.

Exh. B-1-2

EXHIBIT B-2

REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE PURCHASER

The Purchaser hereby represents and warrants that, as of the Closing Date:

(a)            The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of North Carolina.

(b)            The Purchaser’s execution and delivery of, performance under, and compliance with this Agreement, will not violate the Purchaser’s organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other material instrument to which it is a party or by which it is bound, which default or breach, in the good faith and reasonable judgment of the Purchaser, is likely to affect materially and adversely the ability of the Purchaser to perform its obligations under this Agreement.

(c)            This Agreement, assuming due authorization, execution and delivery by the other party or parties hereto, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors’ rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

(d)            No litigation, arbitration, suit, proceeding or governmental investigation is pending or, to the best of the Purchaser’s knowledge, threatened against the Purchaser that, if determined adversely to the Purchaser, would prohibit the Purchaser from entering into this Agreement or that, in the Purchaser’s good faith and reasonable judgment, is likely to materially and adversely affect the ability of the Purchaser to perform its obligations under this Agreement.

(e)            The Purchaser has the full power and authority to consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement.

(f)             The Purchaser is not in violation of, and its execution and delivery of, performance under and compliance with this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser’s good faith and reasonable judgment, is likely to affect materially and adversely the ability of the Purchaser to perform its obligations under this Agreement.

(g)            The Purchaser (A) prepared one or more reports on Form ABS-15G (each, a “Form 15G”) containing the findings and conclusions of the Accountants’ Due Diligence Report and meeting the requirements of that Form 15G, Rule 15Ga-2, and any other rules and regulations of the Commission and the Exchange Act; (B) provided a

Exh. B-2-1

copy of the final draft of each such Form 15G to WFS at least six (6) business days before the first sale in the offering contemplated by the Prospectus and Private Placement Memorandum; and (C) furnished each such Form 15G to the Commission on EDGAR at least five (5) business days before the first sale in the offering contemplated by the Prospectus and Private Placement Memorandum as required by Rule 15Ga-2.

(h)            The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Mortgage Loan Seller, the Underwriters, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or consummation of any of the transactions contemplated hereby.

Exh. B-2-2

EXHIBIT B-3

REPRESENTATIONS AND WARRANTIES WITH RESPECT TO LCFH

LCFH hereby represents and warrants that, as of the Closing Date:

(a)            LCFH is a limited liability limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)            LCFH’s execution and delivery of, performance under, and compliance with this Agreement, will not violate LCFH’s organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other material instrument to which it is a party or by which it is bound, which default or breach, in the good faith and reasonable judgment of LCFH, is likely to affect materially and adversely the ability of LCFH to perform its obligations under this Agreement.

(c)            LCFH has the full limited liability limited partnership power and authority to consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement.

(d)            This Agreement, assuming due authorization, execution and delivery by the other party or parties hereto, constitutes a valid, legal and binding obligation of LCFH, enforceable against LCFH in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors’ rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

(e)            LCFH is not in violation of, and its execution and delivery of, performance under and compliance with this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in LCFH’s good faith and reasonable judgment, is likely to affect materially and adversely the ability of LCFH to perform its obligations under this Agreement.

(f)             No consent, approval, authorization or order of any state or federal court or governmental agency or body is required for the consummation by LCFH of the transactions contemplated herein, except for (A) those consents, approvals, authorizations or orders that previously have been obtained and (B) those filings and recordings of Mortgage Loan Documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

No litigation, arbitration, suit, proceeding or governmental investigation is pending or, to the best of LCFH’s knowledge, threatened against LCFH that, if determined adversely to LCFH, would prohibit LCFH from entering into this Agreement or that, in LCFH’s good faith and reasonable judgment, is likely to materially and adversely affect the ability of LCFH to perform its obligations under this Agreement.

Exh. B-3-1

EXHIBIT B-4

REPRESENTATIONS AND WARRANTIES WITH RESPECT TO LC REIT

LC REIT hereby represents and warrants that, as of the Closing Date:

(a)            LC REIT is a series of LCFH, a Delaware limited liability limited partnership, and is duly established pursuant to Section 17-218 of the Delaware Revised Uniform Limited Partnership Act. LCFH is duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)            LC REIT’s execution and delivery of, performance under, and compliance with this Agreement, will not violate LCFH’s organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other material instrument to which LC REIT is a party or by which it is bound, which default or breach, in the good faith and reasonable judgment of LC REIT, is likely to affect materially and adversely the ability of LC REIT to perform its obligations under this Agreement.

(c)            LC REIT has the full power and authority, as a series of a limited liability limited partnership, to consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement by LC REIT and has duly executed and delivered this Agreement.

(d)            This Agreement, assuming due authorization, execution and delivery by the other party or parties hereto, constitutes a valid, legal and binding obligation of LC REIT, enforceable against LC REIT in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors’ rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

(e)            LC REIT is not in violation of, and its execution and delivery of, performance under and compliance with this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in LC REIT’s good faith and reasonable judgment, is likely to affect materially and adversely the ability of LC REIT to perform its obligations under this Agreement.

(f)             No consent, approval, authorization or order of any state or federal court or governmental agency or body is required for the consummation by LC REIT of the transactions contemplated herein, except for (A) those consents, approvals, authorizations or orders that previously have been obtained and (B) those filings and recordings of Mortgage Loan Documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

No litigation, arbitration, suit, proceeding or governmental investigation is pending or, to the best of LC REIT’s knowledge, threatened against LC REIT that, if determined adversely to LC REIT, would prohibit LC REIT from entering into this Agreement or that, in LC REIT’s good faith and

Exh. B-4-1

reasonable judgment, is likely to materially and adversely affect the ability of LC REIT to perform its obligations under this Agreement.

Exh. B-4-2

EXHIBIT B-5

REPRESENTATIONS AND WARRANTIES WITH RESPECT TO LC TRS

LC TRS hereby represents and warrants that, as of the Closing Date:

(a)            LC TRS is a series of LCFH, a Delaware limited liability limited partnership, and is duly established pursuant to Section 17-218 of the Delaware Revised Uniform Limited Partnership Act. LCFH is duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)            LC TRS’s execution and delivery of, performance under, and compliance with this Agreement, will not violate LCFH’s organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other material instrument to which LC TRS is a party or by which it is bound, which default or breach, in the good faith and reasonable judgment of LC TRS, is likely to affect materially and adversely the ability of LC TRS to perform its obligations under this Agreement.

(c)            LC TRS has the full power and authority, as a series of a limited liability limited partnership, to consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement by LC TRS and has duly executed and delivered this Agreement.

(d)            This Agreement, assuming due authorization, execution and delivery by the other party or parties hereto, constitutes a valid, legal and binding obligation of LC TRS, enforceable against LC TRS in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors’ rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

(e)            LC TRS is not in violation of, and its execution and delivery of, performance under and compliance with this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in LC TRS’s good faith and reasonable judgment, is likely to affect materially and adversely the ability of LC TRS to perform its obligations under this Agreement.

(f)            No consent, approval, authorization or order of any state or federal court or governmental agency or body is required for the consummation by LC TRS of the transactions contemplated herein, except for (A) those consents, approvals, authorizations or orders that previously have been obtained and (B) those filings and recordings of Mortgage Loan Documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

(g)            No litigation, arbitration, suit, proceeding or governmental investigation is pending or, to the best of LC TRS’s knowledge, threatened against LC TRS that, if determined adversely to LC TRS, would prohibit LC TRS from entering into this Agreement or that, in LC

Exh. B-5-1

TRS’s good faith and reasonable judgment, is likely to materially and adversely affect the ability of LC TRS to perform its obligations under this Agreement.

Exh. B-5-2

EXHIBIT C

MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

For purposes of this Exhibit C, the phrase “the Mortgage Loan Seller’s knowledge” and other words and phrases of like import shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Mortgage Loan Seller, its officers and employees directly responsible for the underwriting, origination, servicing or sale of the Mortgage Loans regarding the matters expressly set forth below in each case without having conducted any independent inquiry into such matters and without any obligation to have done so (except (i) having sent to the servicers servicing the Mortgage Loans on behalf of the Mortgage Loan Seller, if any, specific inquiries regarding the matters referred to and (ii) as expressly set forth herein). All information contained in documents which are part of or required to be part of a Mortgage File, as specified in the Pooling and Servicing Agreement (to the extent such documents exist) shall be deemed within the Mortgage Loan Seller’s knowledge.

The Mortgage Loan Seller hereby represents and warrants that, as of the date herein below specified or, if no such date is specified, as of the Closing Date, except with respect to the Exceptions described on Schedule C to this Agreement.

1.            Complete Mortgage File. With respect to each Mortgage Loan, to the extent that the failure to deliver the same would constitute a “Material Defect” in the Pooling and Servicing Agreement and/or Mortgage Loan Purchase Agreement, (i) a copy of the Mortgage File for each Mortgage Loan and (ii) originals or copies of all financial statements, appraisals, environmental reports, engineering reports, seismic assessment reports, leases, rent rolls, Insurance Policies and certificates, legal opinions and tenant estoppels in the possession or under the control of such Mortgage Loan Seller that relate to such Mortgage Loan, will be or have been delivered to the applicable Master Servicer with respect to each Mortgage Loan by the deadlines set forth in the Pooling and Servicing Agreement and/or Mortgage Loan Purchase Agreement. For the avoidance of doubt, the Mortgage Loan Seller shall not be required to deliver any attorney-client privileged communication, draft documents or any documents or materials prepared by it or its Affiliates for internal uses, including without limitation, credit committee briefs or memoranda and other internal approval documents.

2.            Whole Loan; Ownership of Mortgage Loans. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan. At the time of the sale, transfer and assignment to the Depositor, no Mortgage Note or Mortgage was subject to any assignment (other than assignments to the Mortgage Loan Seller), participation or pledge, and the Mortgage Loan Seller had good title to, and was the sole owner of, each Mortgage Loan free and clear of any and all liens, charges, pledges, encumbrances, participations, any other ownership interests and other interests on, in or to such Mortgage Loan other than any servicing rights appointment, subservicing or similar agreement. The Mortgage Loan Seller has full right and authority to sell, assign and transfer each Mortgage Loan, and the assignment to the Depositor constitutes a legal, valid and binding assignment of such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan.

Exh. C-1

3.            Loan Document Status. Each related Mortgage Note, Mortgage, Assignment of Leases (if a separate instrument), guaranty and other agreement executed by or on behalf of the related Mortgagor, guarantor or other obligor in connection with such Mortgage Loan is the legal, valid and binding obligation of the related Mortgagor, guarantor or other obligor (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), as applicable, and is enforceable in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law and except that certain provisions in such Mortgage Loan documents (including, without limitation, provisions requiring the payment of default interest, late fees or Prepayment Premium/Yield Maintenance Charge) may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth above) such limitations or unenforceability will not render such Mortgage Loan documents invalid as a whole or materially interfere with the Mortgagee’s realization of the principal benefits and/or security provided thereby (clauses (i) and (ii) collectively, the “Standard Qualifications”).

Except as set forth in the immediately preceding sentence, there is no valid offset, defense, counterclaim or right of rescission available to the related Mortgagor with respect to any of the related Mortgage Notes, Mortgages or other Mortgage Loan documents, including, without limitation, any such valid offset, defense, counterclaim or right based on intentional fraud by Mortgage Loan Seller in connection with the origination of the Mortgage Loan, that would deny the Mortgagee the principal benefits intended to be provided by the Mortgage Note, Mortgage or other Mortgage Loan documents.

4.            Mortgage Provisions. The Mortgage Loan documents for each Mortgage Loan, together with applicable state law, contain provisions that render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, non-judicial foreclosure subject to the limitations set forth in the Standard Qualifications.

5.            Hospitality Provisions. The Mortgage Loan documents for each Mortgage Loan that is secured by a hospitality property operated pursuant to a franchise or license agreement includes an executed comfort letter or similar agreement signed by the related Mortgagor and franchisor or licensor of such property that, subject to the applicable terms of such franchise or license agreement and comfort letter or similar agreement, is enforceable by the Trust against such franchisor or licensor either (A) directly or as an assignee of the originator, or (B) upon the Mortgage Loan Seller’s or its designee’s providing notice of the transfer of the Mortgage Loan to the Trust in accordance with the terms of such executed comfort letter or similar agreement, which the Mortgage Loan Seller or its designee shall provide, or if neither (A) nor (B) is applicable, the Mortgage Loan Seller or its designee shall apply for, on the Trust’s behalf, a new comfort letter or similar agreement as of the Closing Date. The Mortgage or related security agreement for each Mortgage Loan secured by a hospitality property creates a security interest in the revenues of such property for which a UCC financing statement has been filed in the appropriate filing office. For the avoidance of doubt, no

Exh. C-2

representation is made as to the perfection of any security interest in revenues to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements is required to effect such perfection.

6.            Mortgage Status; Waivers and Modifications. Since origination and except by written instruments set forth in the related Mortgage File or as otherwise provided in the related Mortgage Loan documents (a) the material terms of such Mortgage, Mortgage Note, Mortgage Loan guaranty and related Mortgage Loan documents have not been waived, impaired, modified, altered, satisfied, canceled, subordinated or rescinded in any respect; (b) no related Mortgaged Property or any portion thereof has been released from the lien of the related Mortgage in any manner which materially interferes with the security intended to be provided by such Mortgage or the use or operation of the remaining portion of such Mortgaged Property; and (c) neither the Mortgagor nor the guarantor has been released from its material obligations under the Mortgage Loan. With respect to each Mortgage Loan, except as contained in a written document included in the Mortgage File, there have been no modifications, amendments or waivers, that could be reasonably expected to have a material adverse effect on such Mortgage Loan consented to by the Mortgage Loan Seller on or after the Cut-off Date.

7.            Lien; Valid Assignment. Subject to the Standard Qualifications, each endorsement or assignment of Mortgage and assignment of Assignment of Leases from the Mortgage Loan Seller or its Affiliate is in recordable form (but for the insertion of the name of the assignee and any related recording information which is not yet available to the Mortgage Loan Seller) and constitutes a legal, valid and binding endorsement or assignment from the Mortgage Loan Seller, or its Affiliate, as applicable. Each related Mortgage and Assignment of Leases is freely assignable without the consent of the related Mortgagor. Each related Mortgage is a legal, valid and enforceable first lien on the related Mortgagor’s fee (or if identified on the Mortgage Loan Schedule, leasehold) interest in the Mortgaged Property in the principal amount of such Mortgage Loan or allocated loan amount (subject only to Permitted Encumbrances (as defined below) and the exceptions to paragraph 8 below (each such exception, a “Title Exception”)), except as the enforcement thereof may be limited by the Standard Qualifications. Such Mortgaged Property (subject to Permitted Encumbrances and Title Exceptions) as of origination and, to the Mortgage Loan Seller’s knowledge, as of the Cut-off Date, is free and clear of any recorded mechanics’ or materialmen’s liens and other recorded encumbrances, and as of origination and, to the Mortgage Loan Seller’s knowledge, as of the Cut-off Date, no rights exist which under law could give rise to any such lien or encumbrance that would be prior to or equal with the lien of the related Mortgage, except those which are bonded over, escrowed for or insured against by the applicable Title Policy (as described below). Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid and enforceable lien on property described therein subject to the Permitted Encumbrances and Title Exceptions, except as such enforcement may be limited by Standard Qualifications, subject to the limitations described in paragraph 11 below. Notwithstanding anything herein to the contrary, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements is required to effect such perfection.

Exh. C-3

8.            Permitted Liens; Title Insurance. Each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association loan title insurance policy or a comparable form of loan title insurance policy approved for use in the applicable jurisdiction (or, if such policy is yet to be issued, by a pro forma policy, a preliminary title policy or a “marked up” commitment, in each case with escrow instructions and binding on the title insurer) (the “Title Policy”) in the original principal amount of such Mortgage Loan (or with respect to a Mortgage Loan secured by multiple properties, an amount equal to at least the allocated loan amount with respect to the Title Policy for each such property) after all advances of principal (including any advances held in escrow or reserves), that insures for the benefit of the owner of the indebtedness secured by the Mortgage, the first priority lien of the Mortgage, which lien is subject only to (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet due and payable; (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record specifically identified in the Title Policy; (c) the exceptions (general and specific) and exclusions set forth in such Title Policy; (d) other matters to which like properties are commonly subject; (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property; (f) if the related Mortgage Loan constitutes a Crossed Underlying Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Crossed Mortgage Loan Group, and (g) condominium declarations of record and identified in such Title Policy, provided that none of clauses (a) through (g), individually or in the aggregate, materially interferes with the current marketability or principal use of the Mortgaged Property, the security intended to be provided by such Mortgage, or the current ability of the related Mortgaged Property to generate net cash flow sufficient to service the related Mortgage Loan or the Mortgagor’s ability to pay its obligations when they become due (collectively, the “Permitted Encumbrances”). For purposes of clause (a) of the immediately preceding sentence, any such taxes, assessments and other charges shall not be considered due and payable until the date on which interest and/or penalties would be payable thereon. Except as contemplated by clause (f) of the second preceding sentence none of the Permitted Encumbrances are mortgage liens that are senior to or coordinate and co-equal with the lien of the related Mortgage. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and no claims have been made by the Mortgage Loan Seller thereunder and no claims have been paid thereunder. Neither the Mortgage Loan Seller, nor to the Mortgage Loan Seller’s knowledge, any other holder of the Mortgage Loan, has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Each Title Policy contains no exclusion for, or affirmatively insures (except for any Mortgaged Property located in a jurisdiction where such affirmative insurance is not available in which case such exclusion may exist), (a) that the Mortgaged Property shown on the survey is the same as the property legally described in the Mortgage and (b) to the extent that the Mortgaged Property consists of two or more adjoining parcels, such parcels are contiguous.

9.            Junior Liens. It being understood that B notes secured by the same Mortgage as a Mortgage Loan are not subordinate mortgages or junior liens, except for any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan, as of the Cut-off Date there are no subordinate mortgages or junior mortgage liens encumbering the related Mortgaged Property other than Permitted Encumbrances. The Mortgage Loan Seller has no knowledge of any mezzanine debt secured directly by interests in the related Mortgagor other than as set forth on Exhibit C-32-1.

Exh. C-4

10.            Assignment of Leases and Rents. There exists as part of the related Mortgage File an Assignment of Leases (either as a separate instrument or incorporated into the related Mortgage). Subject to the Permitted Encumbrances and Title Exceptions, each related Assignment of Leases creates a valid first-priority collateral assignment of, or a valid first-priority lien or security interest in, rents and certain rights under the related lease or leases, subject only to a license granted to the related Mortgagor to exercise certain rights and to perform certain obligations of the lessor under such lease or leases, including the right to operate the related leased property, except as the enforcement thereof may be limited by the Standard Qualifications. The related Mortgage or related Assignment of Leases, subject to applicable law and the Standard Qualifications, provides that, upon an event of default under the Mortgage Loan, a receiver may be appointed for the collection of rents or for the related Mortgagee to enter into possession to collect the rents or for rents to be paid directly to the Mortgagee.

11.            Financing Statements. Subject to the Standard Qualifications, each Mortgage Loan or related security agreement establishes a valid security interest in, and a UCC-1 financing statement has been filed and/or recorded (or, in the case of fixtures, the Mortgage constitutes a fixture filing) in all places necessary at the time of the origination of the Mortgage Loan to perfect a valid security interest in, the personal property (creation and perfection of which is governed by the UCC) owned by Mortgagor and necessary to operate such Mortgaged Property in its current use other than (1) non-material personal property, (2) personal property subject to purchase money security interests and (3) personal property that is leased equipment. Each UCC-1 financing statement, if any, filed with respect to personal property constituting a part of the related Mortgaged Property and each UCC-3 assignment, if any, filed with respect to such financing statement was in suitable form for filing in the filing office in which such financing statement was filed. Notwithstanding anything herein to the contrary, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements is required to effect such perfection.

12.            Condition of Property. The Mortgage Loan Seller or the originator of the Mortgage Loan inspected or caused to be inspected each related Mortgaged Property within six months of origination of the Mortgage Loan and within twelve months of the Cut-off Date.

An engineering report or property condition assessment was prepared by a third party engineering consultant in connection with the origination of each Mortgage Loan no more than twelve months prior to the Cut-off Date. To the Mortgage Loan Seller’s knowledge, based solely upon the due diligence customarily performed by the Mortgage Loan Seller in connection with the origination of similar commercial and multifamily loans intended for securitization, and except as set forth in such engineering report or property condition report or with respect to which repairs were required to be reserved for or made, (a) all major building systems for the improvements of each related Mortgaged Property are in good working order, and (b) each related Mortgaged Property (i) is free of any material damage, and (ii) is in good repair and condition, and (iii) is free of patent and observable structural defects, except, as to all statements in clauses (a) and (b) above, to the extent: (x) any damage or deficiencies would not reasonably be expected to materially and adversely affect the use or operation of the Mortgaged Property or the security intended to be provided by such Mortgage, or repairs with respect to such damage or deficiencies are estimated to not exceed 5% of the original principal balance of the Mortgage

Exh. C-5

Loan; (y) such repairs have been completed; or (z) escrows in an aggregate amount consistent with the standards utilized by the Mortgage Loan Seller in connection with the origination of similar commercial and multifamily loans intended for securitization, which escrows will in all events be in an aggregate amount not less than the estimated cost of such repairs.

To the Mortgage Loan Seller’s knowledge, based on the engineering report or property condition assessment and the Sponsor Diligence (as defined in paragraph 42), there are no issues with the physical condition of the Mortgaged Property that the Mortgage Loan Seller believes would have a material adverse effect on the current marketability or principal use of the Mortgaged Property other than those disclosed in the engineering report or Servicing File and those addressed in sub-clauses (x), (y), and (z) of the preceding sentence.

13.            Taxes and Assessments. As of the date of origination and, to the Mortgage Loan Seller’s knowledge, as of the Cut-off Date, all taxes, governmental assessments and other outstanding governmental charges (including, without limitation, water and sewage charges) due with respect to the Mortgaged Property (excluding any related personal property) securing a Mortgage Loan that is or could become a lien on the related Mortgaged Property that became due and owing prior to the Cut-off Date with respect to each related Mortgaged Property have been paid, or, if the appropriate amount of such taxes or charges is being appealed or is otherwise in dispute, the unpaid taxes or charges are covered by an escrow of funds or other security sufficient to pay such tax or charge and reasonably estimated interest and penalties, if any, thereon. For purposes of this representation and warranty, any such taxes, assessments and other charges shall not be considered due and payable until the date on which interest and/or penalties would be payable thereon.

14.            Condemnation. As of the date of origination and to the Mortgage Loan Seller’s knowledge as of the Cut-off Date, there is no proceeding pending and, to the Mortgage Loan Seller’s knowledge as of the date of origination and as of the Cut-off Date, there is no proceeding threatened for the total or partial condemnation of such Mortgaged Property that would have a material adverse effect on the value, use or operation of the Mortgaged Property.

15.            Actions Concerning Mortgage Loan. To the Mortgage Loan Seller’s knowledge, based on evaluation of the Title Policy (as defined in paragraph 8), an engineering report or property condition assessment as described in paragraph 12, applicable local law compliance materials as described in paragraph 26, the Sponsor Diligence (as defined in paragraph 42), and the ESA (as defined in paragraph 43), as of origination there was no pending or filed action, suit or proceeding, arbitration or governmental investigation involving any Mortgagor, guarantor, or Mortgagor’s interest in the Mortgaged Property, an adverse outcome of which would reasonably be expected to materially and adversely affect (a) such Mortgagor’s title to the Mortgaged Property, (b) the validity or enforceability of the Mortgage, (c) such Mortgagor’s ability to perform under the related Mortgage Loan, (d) such guarantor’s ability to perform under the related guaranty, (e) the current marketability of the Mortgaged Property, (f) the principal benefit of the security intended to be provided by the Mortgage Loan documents, (g) the current ability of the Mortgaged Property to generate net cash flow sufficient to service such Mortgage Loan, or (h) the current principal use of the Mortgaged Property.

Exh. C-6

16.            Escrow Deposits. All escrow deposits and escrow payments currently required to be escrowed with Mortgagee pursuant to each Mortgage Loan (including capital improvements and environmental remediation reserves) are in the possession, or under the control, of the Mortgage Loan Seller or its servicer, and there are no delinquencies (subject to any applicable grace or cure periods) in connection therewith, and all such escrows and deposits (or the right thereto) that are required under the related Mortgage Loan documents are being conveyed by the Mortgage Loan Seller to the Depositor or its servicer. Any and all material requirements under the Mortgage Loan as to completion of any material improvements and as to disbursements of any funds escrowed for such purpose, which requirements were to have been complied with on or before the Closing Date, have been complied with in all material respects or the funds so escrowed have not been released unless such release was consistent with the Mortgage Loan Seller’s practices with respect to escrow releases or such released funds were otherwise used for their intended purpose. No other escrow amounts have been released except in accordance with the terms and conditions of the related Mortgage Loan documents.

17.            No Holdbacks. The principal amount of the Mortgage Loan stated on the Mortgage Loan Schedule has been fully disbursed as of the Closing Date and there is no requirement for future advances thereunder (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs, occupancy, performance or other matters with respect to the related Mortgaged Property, the Mortgagor or other considerations determined by the Mortgage Loan Seller to merit such holdback), and any requirements or conditions to disbursements of any loan proceeds held in escrow have been satisfied with respect to any disbursement of any such escrow fund.

18.            Insurance. Each related Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by a property insurance policy providing coverage for loss in accordance with coverage found under a “special cause of loss form” or “all risk form” that includes replacement cost valuation issued by an insurer meeting the requirements of the related Mortgage Loan documents and having a claims-paying or financial strength rating of at least “A-:VIII” (for a Mortgage Loan with a principal balance below $35 million) and “A:VIII” (for a Mortgage Loan with a principal balance of $35 million or more) from A.M. Best Company or “A3” (or the equivalent) from Moody’s Investors Service, Inc. or “A-” from S&P Global Ratings (collectively the “Insurance Rating Requirements”), in an amount (subject to customary deductibles) not less than the lesser of (1) the original principal balance of the Mortgage Loan and (2) the full insurable value on a replacement cost basis of the improvements, furniture, furnishings, fixtures and equipment owned by Mortgagor included in the Mortgaged Property (with no deduction for physical depreciation), but, in any event, not less than the amount necessary or containing such endorsements as are necessary to avoid the operation of any coinsurance provisions with respect to the related Mortgaged Property.

Each related Mortgaged Property is also covered, and required to be covered pursuant to the related Mortgage Loan documents, by business interruption or rental loss insurance (except where an applicable tenant lease does not permit the tenant to abate rent under any circumstances), which (i) covers a period of not less than 12 months (or with respect to each Mortgage Loan with a principal balance of $35 million or more, 18 months), or a specified dollar amount which, in the reasonable judgment of the Mortgage Loan Seller, will cover no less than

Exh. C-7

12 months (18 months for Mortgage Loans with a principal balance of $35 million or more) of rental income; (ii) for a Mortgage Loan with a principal balance of $50 million or more contains a 180 day “extended period of indemnity”; and (iii) covers the actual loss sustained during the time period, or up to the specified dollar amount, set forth in clause (i) above.

If any material part of the improvements, exclusive of a parking lot, located on a Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, the related Mortgagor is required to maintain insurance in the maximum amount available under the National Flood Insurance Program, plus such additional excess flood coverage in an amount as is generally required by the Mortgage Loan Seller for similar commercial and multifamily loans intended for securitization.

If windstorm and/or windstorm related perils and/or “named storms” are excluded from the primary property damage insurance policy the Mortgaged Property is insured by a separate windstorm insurance policy issued by an insurer meeting the Insurance Rating Requirements or endorsement covering damage from windstorm and/or windstorm related perils and/or named storms, in an amount not less than the lesser of (1) the original principal balance of the Mortgage Loan and (2) the full insurable value on a replacement cost basis of the improvements, furniture, furnishings, fixtures and equipment owned by the Mortgagor and included in the Mortgaged Property (with no deduction for physical depreciation), but, in any event, not less than the amount necessary or containing such endorsements as are necessary to avoid the operation of any coinsurance provisions with respect to the related Mortgaged Property by an insurer meeting the Insurance Rating Requirements.

The Mortgaged Property is covered, and required to be covered pursuant to the related Mortgage Loan documents, by a commercial general liability insurance policy issued by an insurer meeting the Insurance Rating Requirements including broad-form coverage for property damage, contractual damage and personal injury (including bodily injury and death) in amounts as are generally required by the Mortgage Loan Seller for similar commercial and multifamily loans intended for securitization, and in any event not less than $1 million per occurrence and $2 million in the aggregate.

An architectural or engineering consultant has performed an analysis of each of the Mortgaged Properties located in seismic zones 3 or 4 in order to evaluate the seismic condition of such property, for the sole purpose of assessing the probable maximum loss or scenario expected loss (“PML”) for the Mortgaged Property in the event of an earthquake. In such instance, the PML was based on a 475-year return period, which correlates to a 10% probability of exceedance in an exposure period of 50 years. If the resulting report concluded that the PML would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such Mortgaged Property was obtained by an insurer rated at least “A:VIII” by A.M. Best Company or “A3” (or the equivalent) from Moody’s Investors Service, Inc. or “A-” by S&P Global Ratings in an amount not less than 100% of the PML.

The Mortgage Loan documents require insurance proceeds in respect of a property loss to be applied either (a) to the repair or restoration of all or part of the related Mortgaged Property, with respect to all property losses in excess of 5% of the then-outstanding principal amount of the related Mortgage Loan, the Mortgagee (or a trustee appointed by it)

Exh. C-8

having the right to hold and disburse such proceeds as the repair or restoration progresses, or (b) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon.

All premiums on all insurance policies referred to in this section that are required by the Mortgage Loan documents to be paid as of the Cut-off Date have been paid, and such insurance policies name the Mortgagee under the Mortgage Loan and its successors and assigns as a loss payee under a mortgagee endorsement clause or, in the case of the general liability insurance policy, as named or additional insured. Such insurance policies will inure to the benefit of the trustee. Each related Mortgage Loan obligates the related Mortgagor to maintain all such insurance and, at such Mortgagor’s failure to do so, authorizes the Mortgagee to maintain such insurance at the Mortgagor’s cost and expense and to charge such Mortgagor for related premiums. All such insurance policies (other than commercial liability policies) require at least 10 days’ prior notice to the Mortgagee of termination or cancellation arising because of nonpayment of a premium and at least 30 days’ prior notice to the Mortgagee of termination or cancellation (or such lesser period, not less than 10 days, as may be required by applicable law) arising for any reason other than non-payment of a premium and no such notice has been received by the Mortgage Loan Seller.

19.            Access; Utilities; Separate Tax Parcels. Based solely on evaluation of the Title Policy (as defined in paragraph 8) and survey, if any, an engineering report or property condition assessment as described in paragraph 12, applicable local law compliance materials as described in paragraph 26, the Sponsor Diligence (as defined in paragraph 42), and the ESA (as defined in paragraph 43), each Mortgaged Property (a) is located on or adjacent to a public road and has direct legal access to such road, or has permanent access from a recorded easement or right of way permitting ingress and egress to/from a public road, (b) is served by or has access rights to public or private water and sewer (or well and septic) and other utilities necessary for the current use of the Mortgaged Property, all of which are adequate for the current use of the Mortgaged Property, and (c) constitutes one or more separate tax parcels which do not include any property which is not part of the Mortgaged Property or is subject to an endorsement under the related Title Policy insuring the Mortgaged Property, or in certain cases, an application has been made or is required to be made to the applicable governing authority for creation of separate tax parcels (or the Mortgage Loan documents so require such application in the future), in which case the Mortgage Loan requires the Mortgagor to escrow an amount sufficient to pay taxes for the existing tax parcel of which the Mortgaged Property is a part until the separate tax parcels are created.

20.            No Encroachments. To the Mortgage Loan Seller’s knowledge based solely on surveys obtained in connection with origination and the Title Policy obtained in connection with the origination of each Mortgage Loan, and except for encroachments that do not materially and adversely affect the current marketability or principal use of the Mortgaged Property: (a) all material improvements that were included for the purpose of determining the appraised value of the related Mortgaged Property at the time of the origination of such Mortgage Loan are within the boundaries of the related Mortgaged Property, except for encroachments that are insured against by the applicable Title Policy; (b) no material improvements on adjoining parcels encroach onto the related Mortgaged Property except for encroachments that are insured against by the applicable Title Policy; and (c) no material

Exh. C-9

improvements encroach upon any easements except for encroachments that are insured against by the applicable Title Policy.

21.            No Contingent Interest or Equity Participation. No Mortgage Loan has a shared appreciation feature, any other contingent interest feature or a negative amortization feature (except that an ARD Loan may provide for the accrual of the portion of interest in excess of the rate in effect prior to the Anticipated Repayment Date) or an equity participation by the Mortgage Loan Seller.

22.            REMIC. The Mortgage Loan is a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code (but determined without regard to the rule in Treasury Regulations Section 1.860G-2(f)(2) that treats certain defective mortgage loans as qualified mortgages), and, accordingly, (A) the issue price of the Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and (B) either: (a) such Mortgage Loan is secured by an interest in real property (including buildings and structural components thereof, but excluding personal property) having a fair market value (i) at the date the Mortgage Loan was originated at least equal to 80% of the adjusted issue price of the Mortgage Loan (together with any related Pari Passu Companion Loans) on such date or (ii) at the Closing Date at least equal to 80% of the adjusted issue price of the Mortgage Loan (together with any related Pari Passu Companion Loans) on such date, provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (A) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (B) a proportionate amount of any lien that is in parity with the Mortgage Loan; or (b) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property which served as the only security for such Mortgage Loan (other than a recourse feature or other third-party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)). If the Mortgage Loan was “significantly modified” prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code, it either (x) was modified as a result of the default or reasonably foreseeable default of such Mortgage Loan or (y) satisfies the provisions of either sub-clause (B)(a)(i) above (substituting the date of the last such modification for the date the Mortgage Loan was originated) or sub-clause (B)(a)(ii), including the proviso thereto. Any Prepayment Premium and Yield Maintenance Charges applicable to the Mortgage Loan constitute “customary prepayment penalties” within the meaning of Treasury Regulations Section 1.860G-1(b)(2). All terms used in this paragraph shall have the same meanings as set forth in the related Treasury Regulations.

23.            Compliance with Usury Laws. The mortgage rate (exclusive of any default interest, late charges, Yield Maintenance Charge or Prepayment Premium) of such Mortgage Loan complied as of the date of origination with, or was exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

24.            Authorized to do Business. To the extent required under applicable law, as of the Cut-off Date or as of the date that such entity held the Mortgage Note, each holder of the Mortgage Note was authorized to transact and do business in the jurisdiction in which each related Mortgaged Property is located, or the failure to be so authorized does not materially and adversely affect the enforceability of such Mortgage Loan by the Trust.

Exh. C-10

25.            Trustee under Deed of Trust. With respect to each Mortgage which is a deed of trust, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or has been substituted in accordance with the Mortgage and applicable law or may be substituted in accordance with the Mortgage and applicable law by the related Mortgagee, and, except in connection with a trustee’s sale after a default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan, no fees are payable to such trustee except for de minimis fees paid.

26.            Local Law Compliance. To the Mortgage Loan Seller’s knowledge, based upon any of a letter from any governmental authorities, a legal opinion, an architect’s letter, a zoning consultant’s report, an endorsement to the related Title Policy, a survey, or other affirmative investigation of local law compliance consistent with the investigation conducted by the Mortgage Loan Seller for similar commercial and multifamily mortgage loans intended for securitization, the improvements located on or forming part of each Mortgaged Property securing a Mortgage Loan are in material compliance with applicable laws, zoning ordinances, rules, covenants, and restrictions (collectively “Zoning Regulations”) governing the occupancy, use, and operation of such Mortgaged Property or constitute a legal non-conforming use or structure and any non-conformity with zoning laws constitutes a legal non-conforming use or structure which does not materially and adversely affect the use, operation or value of such Mortgaged Property. In the event of casualty or destruction, (a) the Mortgaged Property may be restored or repaired to the full extent necessary to maintain the use of the structure immediately prior to such casualty or destruction, (b) law and ordinance insurance coverage has been obtained for the Mortgaged Property in amounts customarily required by the Mortgage Loan Seller for similar commercial and multifamily loans intended for securitization, or (c) the inability to restore the Mortgaged Property to the full extent of the use or structure immediately prior to the casualty would not materially and adversely affect the use or operation of such Mortgaged Property.

27.            Licenses and Permits. Each Mortgagor covenants in the Mortgage Loan documents that it shall keep all material licenses, permits, franchises, certificates of occupancy and applicable governmental approvals necessary for the operation of the Mortgaged Property in full force and effect, and to the Mortgage Loan Seller’s knowledge based upon any of a letter from any government authorities, zoning consultant’s report or other affirmative investigation of local law compliance consistent with the investigation conducted by the Mortgage Loan Seller for similar commercial and multifamily mortgage loans intended for securitization; all such material licenses, permits, franchises, certificates of occupancy and applicable governmental approvals are in effect or the failure to obtain or maintain such material licenses, permits, franchises or certificates of occupancy and applicable governmental approvals does not materially and adversely affect the use and/or operation of the Mortgaged Property as it was used and operated as of the date of origination of the Mortgage Loan or the rights of a holder of the related Mortgage Loan. The Mortgage Loan requires the related Mortgagor to be qualified to do business in the jurisdiction in which the related Mortgaged Property is located and for the Mortgagor and the Mortgaged Property to be in compliance in all material respects with all regulations, zoning and building laws.

28.            Recourse Obligations. The Mortgage Loan documents for each Mortgage Loan (a) provide that such Mortgage Loan becomes full recourse to the Mortgagor and guarantor

Exh. C-11

(which is a natural person or persons, or an entity or entities distinct from the Mortgagor (but may be affiliated with the Mortgagor) that collectively, as of the date of origination of the related Mortgage Loan, have assets other than equity in the related Mortgaged Property that are not de minimis) in any of the following events (or negotiated provisions of substantially similar effect): (i) if any petition for bankruptcy, insolvency, dissolution or liquidation pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by, consented to, or acquiesced in by, the Mortgagor; (ii) Mortgagor or guarantor shall have solicited or caused to be solicited petitioning creditors to cause an involuntary bankruptcy filing with respect to the Mortgagor or (iii) transfers of either the Mortgaged Property or controlling equity interests in Mortgagor made in violation of the Mortgage Loan documents; and (b) contains provisions for recourse against the Mortgagor and guarantor (which is a natural person or persons, or an entity or entities distinct from the Mortgagor (but may be affiliated with the Mortgagor) that collectively, as of the date of origination of the related Mortgage Loan, have assets other than equity in the related Mortgaged Property that are not de minimis), for losses and damages resulting from the following (or negotiated provisions of substantially similar effect): (i) Mortgagor’s misappropriation of rents after an event of default, security deposits, insurance proceeds, or condemnation awards; (ii) Mortgagor’s fraud or intentional misrepresentation; (iii) criminal acts by the Mortgagor or guarantor resulting in the seizure or forfeiture of all or part of the Mortgaged Property; (iv) breaches of the environmental covenants in the Mortgage Loan documents; or (v) Mortgagor’s commission of material physical waste at the Mortgaged Property.

29.            Mortgage Releases. The terms of the related Mortgage or related Mortgage Loan documents do not provide for release of any material portion of the Mortgaged Property from the lien of the Mortgage except (a) a partial release, accompanied by principal repayment, or partial defeasance (as described in paragraph 34) of not less than a specified percentage at least equal to 110% of the related allocated loan amount of such portion of the Mortgaged Property, (b) upon payment in full of such Mortgage Loan, (c) upon a Defeasance (defined in paragraph 34 below), (d) releases of out-parcels that are unimproved or other portions of the Mortgaged Property which will not have a material adverse effect on the underwritten value of the Mortgaged Property and which were not afforded any value in the appraisal obtained at the origination of the Mortgage Loan and are not necessary for physical access to the Mortgaged Property or compliance with zoning requirements, or (e) as required pursuant to an order of condemnation. With respect to any partial release under the preceding clauses (a) or (d), either: (x) such release of collateral (i) would not constitute a “significant modification” of the subject Mortgage Loan within the meaning of Treasury Regulations Section 1.860G-2(b)(2) and (ii) would not cause the subject Mortgage Loan to fail to be a “qualified mortgage” within the meaning of Section 860G(a)(3)(A) of the Code; or (y) the Mortgagee or servicer can, in accordance with the related Mortgage Loan documents, condition such release of collateral on the related Mortgagor’s delivery of an opinion of tax counsel to the effect specified in the immediately preceding clause (x). For purposes of the preceding clause (x), if the fair market value of the real property constituting such Mortgaged Property (reduced by (1) the amount of any lien on the real property that is senior to the Mortgage Loan and (2) a proportionate amount of any lien on the real property that is in parity with the Mortgage Loan) after the release is not equal to at least 80% of the principal balance of the Mortgage Loan (together with any related Pari Passu Companion Loans) outstanding after the release, the Mortgagor is required to make a payment of principal in an amount not less than the amount required by the REMIC Provisions.

Exh. C-12

In the case of any Mortgage Loan, in the event of a taking of any portion of a Mortgaged Property by a State or any political subdivision or authority thereof, whether by legal proceeding or by agreement, the Mortgagor can be required to pay down the principal balance of the Mortgage Loan (together with any related Pari Passu Companion Loans) in an amount not less than the amount required by the REMIC Provisions and, to such extent, the award from any such taking may not be required to be applied to the restoration of the Mortgaged Property or released to the Mortgagor, if, immediately after the release of such portion of the Mortgaged Property from the lien of the Mortgage (but taking into account the planned restoration) the fair market value of the real property constituting the remaining Mortgaged Property (reduced by (1) the amount of any lien on the real property that is senior to the Mortgage Loan and (2) a proportionate amount of any lien on the real property that is in parity with the Mortgage Loan) is not equal to at least 80% of the remaining principal balance of the Mortgage Loan (together with any related Pari Passu Companion Loans).

No such Mortgage Loan that is secured by more than one Mortgaged Property or that is cross-collateralized with another Mortgage Loan permits the release of cross-collateralization of the related Mortgaged Properties or a portion thereof, including due to a partial condemnation, other than in compliance with the REMIC Provisions.

30.            Financial Reporting and Rent Rolls. Each Mortgage Loan requires the Mortgagor to provide the owner or holder of the Mortgage Loan with (a) quarterly (other than for single-tenant properties) and annual operating statements, (b) quarterly (other than for single-tenant properties) rent rolls (or maintenance schedules in the case of Mortgage Loans secured by residential cooperative properties) for properties that have any individual lease which accounts for more than 5% of the in-place base rent, and (c) annual financial statements.

31.            Acts of Terrorism Exclusion. With respect to each Mortgage Loan over $20 million, and to the Mortgage Loan Seller’s knowledge with respect to each Mortgage Loan of $20 million or less, as of origination the related special-form all-risk insurance policy and business interruption policy (issued by an insurer meeting the Insurance Rating Requirements) do not specifically exclude Acts of Terrorism, as defined in the Terrorism Risk Insurance Act of 2002, as amended by the Terrorism Risk Insurance Program Reauthorization Act of 2007 and the Terrorism Risk Insurance Program Reauthorization Act of 2015 (collectively referred to as “TRIPRA”), from coverage, or if such coverage is excluded, it is covered by a separate terrorism insurance policy. With respect to each Mortgage Loan, the related Mortgage Loan documents do not expressly waive or prohibit the Mortgagee from requiring coverage for Acts of Terrorism, as defined in TRIPRA, or damages related thereto, except to the extent that any right to require such coverage may be limited by availability on commercially reasonable terms, or as otherwise indicated on Schedule C.

32.            Due on Sale or Encumbrance. Subject to specific exceptions set forth below, each Mortgage Loan contains a “due-on-sale” or other such provision for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage (which consent, in some cases, may not be unreasonably withheld) and/or complying with the requirements of the related Mortgage Loan documents (which provide for transfers without the consent of the Mortgagee which are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property

Exh. C-13

comparable to the related Mortgaged Property, including, but not limited to, transfers of worn-out or obsolete furnishings, fixtures, or equipment promptly replaced with property of equivalent value and functionality and transfers by leases entered into in accordance with the Mortgage Loan documents), (a) the related Mortgaged Property, or any controlling equity interest in the related Mortgagor, is directly or indirectly pledged, transferred or sold, other than as related to (i) family and estate planning transfers or transfers upon death or legal incapacity, (ii) transfers to certain affiliates as defined in the related Mortgage Loan documents, (iii) transfers of less than, or other than, a controlling interest in a Mortgagor, (iv) transfers to another holder of direct or indirect equity in the Mortgagor, a specific Person designated in the related Mortgage Loan documents or a Person satisfying specific criteria identified in the related Mortgage Loan documents, (v) transfers of common stock in publicly traded companies or (vi) a substitution or release of collateral within the parameters of paragraphs 29 and 34 herein, or (vii) by reason of any mezzanine debt that existed at the origination of the related Mortgage Loan as set forth on Exhibit C-32-1, or future permitted mezzanine debt as set forth on Exhibit C-32-2 or (b) the related Mortgaged Property is encumbered with a subordinate lien or security interest against the related Mortgaged Property, other than (i) any Companion Loan of any Mortgage Loan or any subordinate debt that existed at origination and is permitted under the related Mortgage Loan documents, (ii) purchase money security interests (iii) any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan, as set forth on Exhibit C-32-3 or (iv) Permitted Encumbrances. The Mortgage or other Mortgage Loan documents provide that to the extent any Rating Agency fees are incurred in connection with the review of and consent to any transfer or encumbrance, the Mortgagor is responsible for such payment along with all other reasonable fees and expenses incurred by the Mortgagee relative to such transfer or encumbrance.

33.            Single-Purpose Entity. Each Mortgage Loan requires the Mortgagor to be a Single-Purpose Entity for at least as long as the Mortgage Loan is outstanding. Each Mortgage Loan with a Cut-off Date Balance of $30 million or more has a counsel’s opinion regarding non-consolidation of the Mortgagor. For this purpose, a “Single-Purpose Entity” shall mean an entity, other than an individual, whose organizational documents and the related Mortgage Loan documents (or if the Mortgage Loan has a Cut-off Date Balance equal to $10 million or less, its organizational documents or the related Mortgage Loan documents) provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties and prohibit it from engaging in any business unrelated to such Mortgaged Property or Mortgaged Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any assets other than those related to its interest in and operation of such Mortgaged Property or Mortgaged Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from those of any other person (other than a Mortgagor for a Mortgage Loan that is cross-collateralized and cross-defaulted with the related Mortgage Loan), and that it holds itself out as a legal entity, separate and apart from any other person or entity.

34.            Defeasance. With respect to any Mortgage Loan that, pursuant to the Mortgage Loan documents, can be defeased (a “Defeasance”), (i) the Mortgage Loan documents provide for defeasance as a unilateral right of the Mortgagor, subject to satisfaction of conditions

Exh. C-14

specified in the Mortgage Loan documents; (ii) the Mortgage Loan cannot be defeased within two years after the Closing Date; (iii) the Mortgagor is permitted to pledge only United States “government securities” within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(ii), the revenues from which will be sufficient to make all scheduled payments under the Mortgage Loan when due, including the entire remaining principal balance on the maturity date (or on or after the first date on which payment may be made without payment of a Yield Maintenance Charge or Prepayment Premium) or, if the Mortgage Loan is an ARD Loan, the entire principal balance outstanding on the Anticipated Repayment Date (or on or after the first date on which payment may be made without payment of a yield maintenance charge or prepayment penalty), and if the Mortgage Loan permits partial releases of real property in connection with partial defeasance, the revenues from the collateral will be sufficient to pay all such scheduled payments calculated on a principal amount equal to a specified percentage at least equal to 110% of the allocated loan amount for the real property to be released; (iv) the defeasance collateral is not permitted to be subject to prepayment, call, or early redemption; (v) the Mortgagor is required to provide a certification from an independent certified public accountant that the collateral is sufficient to make all scheduled payments under the Mortgage Note as set forth in clause (iii) above; (vi) the defeased note and the defeasance collateral are required to be assumed by a Single-Purpose Entity; (vii) the Mortgagor is required to provide an opinion of counsel that the Trustee has a perfected security interest in such collateral prior to any other claim or interest; and (viii) the Mortgagor is required to pay all rating agency fees associated with defeasance (if rating confirmation is a specific condition precedent thereto) and all other reasonable expenses associated with defeasance, including, but not limited to, accountant’s fees and opinions of counsel.

35.            Fixed Interest Rates. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of ARD Loans and situations where default interest is imposed.

36.            Ground Leases. For purposes of this Exhibit C, a “Ground Lease” shall mean a lease creating a leasehold estate in real property where the fee owner as the ground lessor conveys for a term or terms of years its entire interest in the land and buildings and other improvements, if any, comprising the premises demised under such lease to the ground lessee (who may, in certain circumstances, own the building and improvements on the land), subject to the reversionary interest of the ground lessor as fee owner.

With respect to any Mortgage Loan where the Mortgage Loan is secured by a Ground Leasehold estate in whole or in part, and the related Mortgage does not also encumber the related lessor’s fee interest in such Mortgaged Property, based upon the terms of the Ground Lease and any estoppel or other agreement received from the ground lessor in favor of Mortgage Loan Seller, its successors and assigns (collectively, the “Ground Lease and Related Documents”), Mortgage Loan Seller represents and warrants that:

(A)            The Ground Lease or a memorandum regarding such Ground Lease has been duly recorded or submitted for recordation in a form that is acceptable for recording in the applicable jurisdiction. The Ground Lease and Related Documents permit the interest of the lessee to be encumbered by the related Mortgage and do not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns in a manner

Exh. C-15

that would materially adversely affect the security provided by the related Mortgage. No material change in the terms of the Ground Lease had occurred since its recordation, except by any written instruments which are included in the related Mortgage File;

(B)            The lessor under such Ground Lease has agreed in a writing included in the related Mortgage File (or in such Ground Lease and Related Documents) that the Ground Lease may not be amended, modified, canceled or terminated by agreement of lessor and lessee without the prior written consent of the Mortgagee and that any such action without such consent is not binding on the Mortgagee, its successors or assigns, provided that Mortgagee has provided lessor with notice of its lien in accordance with the terms of the Ground Lease;

(C)            The Ground Lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by either the Mortgagor or the Mortgagee) that extends not less than 20 years beyond the stated maturity of the related Mortgage Loan, or 10 years past the stated maturity if such Mortgage Loan fully amortizes by the stated maturity (or with respect to a Mortgage Loan that accrues on an actual 360 basis, substantially amortizes);

(D)            The Ground Lease either (i) is not subject to any interests, estates, liens or encumbrances superior to, or of equal priority with, the Mortgage, except for the related fee interest of the ground lessor and the Permitted Encumbrances and Title Exceptions; or (ii) is the subject of a subordination, non-disturbance or attornment agreement or similar agreement to which the Mortgagee on the lessor’s fee interest is subject;

(E)            Subject to the notice requirements of the Ground Lease and Related Documents, the Ground Lease does not place commercially unreasonable restrictions on the identity of the Mortgagee and the Ground Lease is assignable to the holder of the Mortgage Loan and its successors and assigns without the consent of the lessor thereunder (or, if such consent is required it either has been obtained or cannot be unreasonably withheld, provided that such Ground Lease has not been terminated and all amounts due thereunder have been paid), and in the event it is so assigned, it is further assignable by the holder of the Mortgage Loan and its successors and assigns without the consent of the lessor (or, if such consent is required it either has been obtained or cannot be unreasonably withheld, provided that such Ground Lease has not been terminated and all amounts due thereunder have been paid);

(F)            The Mortgage Loan Seller has not received any written notice of material default under or notice of termination of such Ground Lease. To the Mortgage Loan Seller’s knowledge, there is no material default under such Ground Lease and no condition that, but for the passage of time or giving of notice, would result in a material default under the terms of such Ground Lease and to the Mortgage Loan Seller’s knowledge, such Ground Lease is in full force and effect as of the Closing Date;

(G)            The Ground Lease and Related Documents require the lessor to give to the Mortgagee written notice of any default, provides that no notice of default or termination is effective against the Mortgagee unless such notice is given to the Mortgagee;

Exh. C-16

(H)            A Mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the Ground Lease through legal proceedings) to cure any default under the Ground Lease which is curable after the Mortgagee’s receipt of notice of any default before the lessor may terminate the Ground Lease;

(I)            The Ground Lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by the Mortgage Loan Seller in connection with the origination of similar commercial or multifamily loans intended for securitization;

(J)            Under the terms of the Ground Lease and Related Documents, any related insurance proceeds or the portion of the condemnation award allocable to the ground lessee’s interest (other than in respect of a total or substantially total loss or taking as addressed in subpart (K)) will be applied either to the repair or to restoration of all or part of the related Mortgaged Property with (so long as such proceeds are in excess of the threshold amount specified in the related Mortgage Loan documents) the Mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest;

(K)            In the case of a total or substantially total taking or loss, under the terms of the Ground Lease and Related Documents, any related insurance proceeds, or portion of the condemnation award allocable to ground lessee’s interest in respect of a total or substantially total loss or taking of the related Mortgaged Property to the extent not applied to restoration, will be applied first to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest; and

(L)            Provided that the Mortgagee cures any defaults which are susceptible to being cured, the ground lessor has agreed to enter into a new lease with the Mortgagee upon termination of the Ground Lease for any reason, including rejection of the Ground Lease in a bankruptcy proceeding.

37.            Servicing. The servicing and collection of each Mortgage Loan complied with all applicable laws and regulations and was in all material respects legal, proper and in accordance with customary commercial mortgage servicing practices.

38.            Origination and Underwriting. The origination practices of the Mortgage Loan Seller (or the related originator if the Mortgage Loan Seller was not the originator) with respect to each Mortgage Loan have been, in all material respects, legal and as of the date of its origination, such Mortgage Loan and the origination thereof complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan; provided that such representation and warranty does not address or otherwise cover any matters with respect to federal, state or local law otherwise covered in this Exhibit C.

Exh. C-17

39.            Rent Rolls; Operating Histories. The Mortgage Loan Seller has obtained a rent roll (or a maintenance schedule in the case of a Mortgage Loan secured by a residential cooperative property) (the “Certified Rent Roll(s)”) other than with respect to hospitality or single tenant properties certified by the related Mortgagor or the related guarantor(s) as accurate and complete in all material respects as of a date within 180 days of the date of origination of the related Mortgage Loan. The Mortgage Loan Seller has obtained operating histories (the “Certified Operating Histories”) with respect to each Mortgaged Property certified by the related Mortgagor or the related guarantor(s) as accurate and complete in all material respects as of a date within 180 days of the date of origination of the related Mortgage Loan.

40.            No Material Default; Payment Record. No Mortgage Loan has been more than 30 days delinquent, without giving effect to any grace or cure period, in making required payments in the prior 12 months (or since origination if such Mortgage Loan has been originated within the past 12 months), and as of Cut-off Date, no Mortgage Loan is delinquent (beyond any applicable grace or cure period) in making required payments. To the Mortgage Loan Seller’s knowledge, there is (a) no material default, breach, violation or event of acceleration existing under the related Mortgage Loan, or (b) no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration; provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of an exception scheduled to any other representation and warranty made by the Mortgage Loan Seller in this Exhibit C. No person other than the holder of such Mortgage Loan may declare any event of default under the Mortgage Loan or accelerate any indebtedness under the Mortgage Loan documents.

41.            Bankruptcy. As of the date of origination of the related Mortgage Loan and to the Mortgage Loan Seller’s knowledge as of the Cut-off Date, neither the Mortgaged Property (other than any tenants of such Mortgaged Property), nor any portion thereof, is the subject of, and no Mortgagor, guarantor or tenant occupying a single-tenant property is a debtor in state or federal bankruptcy, insolvency or similar proceeding.

42.            Organization of Mortgagor. The Mortgage Loan Seller has obtained an organizational chart or other description of each Mortgagor which identifies all beneficial controlling owners of the Mortgagor (i.e., managing members, general partners or similar controlling person for such Mortgagor) (the “Controlling Owner”). The Mortgage Loan Seller (1) required questionnaires to be completed by each Controlling Owner and guarantor or performed other processes designed to elicit information from each Controlling Owner and guarantor regarding such Controlling Owner’s or guarantor’s prior history regarding any bankruptcies, any felony convictions in accordance with the standards utilized by the Mortgage Loan Seller in connection with the origination of similar commercial and multifamily loans intended for securitization, and (2) performed or caused to be performed searches of the public records or services such as Lexis/Nexis or NCO, or a similar service designed to elicit information about each Controlling Owner and guarantor regarding such Controlling Owner’s or guarantor’s prior history regarding any bankruptcies, any felony convictions, in accordance with the standards utilized by the Mortgage Loan Seller in connection with the origination of similar commercial and multifamily loans intended for securitization. ((1) and (2) collectively, the “Sponsor Diligence”). Based solely on the Sponsor Diligence, to the knowledge of the Mortgage

Exh. C-18

Loan Seller, no Controlling Owner or guarantor (i) was in a state or federal bankruptcy or insolvency proceeding, (ii) had a prior record of having been in a state or federal bankruptcy or insolvency, or (iii) had been convicted of a felony.

43.            Environmental Conditions. A Phase I environmental site assessment (or update of a previous Phase I and or Phase II environmental site assessment) and, with respect to certain Mortgage Loans, a Phase II environmental site assessment (collectively, an “ESA”) meeting ASTM requirements conducted by a reputable environmental consultant in connection with such Mortgage Loan within 12 months prior to its origination date (or an update of a previous ESA was prepared), and such ESA (i) did not identify the existence of recognized environmental conditions (as such term is defined in ASTM E1527-05 or its successor, hereinafter “Environmental Condition”) at the related Mortgaged Property or the need for further investigation, or (ii) if the existence of an Environmental Condition or need for further investigation was indicated in any such ESA, then at least one of the following statements is true: (A) an amount reasonably estimated by a reputable environmental consultant to be sufficient to cover the estimated cost to cure any material noncompliance with applicable Environmental Laws or the Environmental Condition has been escrowed by the related Mortgagor and is held or controlled by the related Mortgagee; (B) if the only Environmental Condition relates to the presence of asbestos-containing materials, radon in indoor air, lead based paint or lead in drinking water, the only recommended action in the ESA is the institution of such a plan, an operations or maintenance plan has been required to be instituted by the related Mortgagor that can reasonably be expected to mitigate the identified risk; (C) the Environmental Condition identified in the related environmental report was remediated or abated in all material respects prior to the date hereof, and, if and as appropriate, a no further action or closure letter was obtained from the applicable governmental regulatory authority (or the environmental issue affecting the related Mortgaged Property was otherwise listed by such governmental authority as “closed” or a reputable environmental consultant has concluded that no further action is required); (D) an environmental policy or a lender’s pollution legal liability insurance policy meeting the requirements set forth below that covers liability for the identified circumstance or condition was obtained from an insurer rated no less than “A-” (or the equivalent) by Moody’s Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings, Inc.; (E) a party not related to the Mortgagor was identified as the responsible party for such condition or circumstance and such responsible party has financial resources reasonably estimated to be adequate to address the situation; or (F) a party related to the Mortgagor having financial resources reasonably estimated to be adequate to address the situation is required to take action. To the Mortgage Loan Seller’s knowledge, except as set forth in the ESA, there is no Environmental Condition (as such term is defined in ASTM E1527-05 or its successor) at the related Mortgaged Property.

In the case of each Mortgage Loan set forth on Exhibit C-43-1, (i) such Mortgage Loan is the subject of an environmental insurance policy, issued by the issuer set forth on Exhibit C-43-1 (the “Policy Issuer”) and effective as of the date thereof (the “Environmental Insurance Policy”), (ii) as of origination and to the Mortgage Loan Seller’s knowledge as of the Cut-off Date the Environmental Insurance Policy is in full force and effect, there is no deductible and the Trustee will within 60 days following the Closing Date be a named insured under such policy either (A) directly or as an assignee of the originator, or (B) upon the Mortgage Loan Seller’s or its designee’s providing notice of the transfer of the Mortgage Loan to the Trust in accordance with the terms of such policy, which the Mortgage Loan Seller or its designee shall provide,

Exh. C-19

(iii)(a) a property condition or engineering report was prepared, if the related Mortgaged Property was constructed prior to 1985, with respect to asbestos-containing materials (“ACM”) and, if the related Mortgaged Property is a multifamily property, with respect to radon gas (“RG”) and lead-based paint (“LBP”), and (b) if such report disclosed the existence of a material and adverse LBP, ACM or RG environmental condition or circumstance affecting the related Mortgaged Property, the related Mortgagor (A) was required to remediate the identified condition prior to closing the Mortgage Loan or provide additional security or establish with the Mortgagee a reserve in an amount deemed to be sufficient by the Mortgage Loan Seller, for the remediation of the problem, and/or (B) agreed in the Mortgage Loan documents to establish an operations and maintenance plan after the closing of the Mortgage Loan that should reasonably be expected to mitigate the environmental risk related to the identified LBP, ACM or RG condition, (iv) on the effective date of the Environmental Insurance Policy, the Mortgage Loan Seller as originator had no knowledge of any material and adverse environmental condition or circumstance affecting the Mortgaged Property (other than the existence of LBP, ACM or RG) that was not disclosed to the Policy Issuer in one or more of the following: (a) the application for insurance, (b) a Mortgagor questionnaire that was provided to the Policy Issuer, or (c) an engineering or other report provided to the Policy Issuer, and (v) the premium of any Environmental Insurance Policy has been paid through the maturity of the policy’s term and the term of such policy extends at least three years beyond the maturity of the Mortgage Loan (or, in the case of an ARD Loan, the related Anticipated Repayment Date).

44.            Lease Estoppels. With respect to each Mortgage Loan secured by retail, office or industrial properties, the Mortgage Loan Seller requested the related Mortgagor to obtain estoppels from each commercial tenant with respect to the Certified Rent Roll (except for tenants for whom the related lease income was excluded from the Mortgage Loan Seller’s underwriting). With respect to each Mortgage Loan predominantly secured by a retail, office or industrial property leased to a single tenant, the Mortgage Loan Seller reviewed such estoppel obtained from such tenant no earlier than 90 days prior to the origination date of the related Mortgage Loan (or such longer period as the Mortgage Loan Seller may deem reasonable and appropriate based on the Mortgage Loan Seller’s practices in connection with the origination of similar commercial and multifamily loans intended for securitization), and to the Mortgage Loan Seller’s knowledge, based solely on the related estoppel, (x) the related lease is in full force and effect and (y) there exists no material default under such lease, either by the lessee thereunder or by the lessor subject, in each case, to customary reservations of tenant’s rights, such as with respect to CAM and pass-through audits and verification of landlord’s compliance with co-tenancy provisions.

45.            Appraisal. The Mortgage File contains an appraisal of the related Mortgaged Property with an appraisal date within 6 months of the Mortgage Loan origination date, and within 12 months of the Cut-off Date. The appraisal is signed by an appraiser that (i) was engaged directly by the originator of the Mortgage Loan or the Mortgage Loan Seller, or a correspondent or agent of the originator of the Mortgage Loan or the Mortgage Loan Seller, and (ii) to the Mortgage Loan Seller’s knowledge, had no interest, direct or indirect, in the Mortgaged Property or the Mortgagor or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan. Each appraiser has represented in such appraisal or in a supplemental letter that the appraisal satisfies

Exh. C-20

the requirements of the “Uniform Standards of Professional Appraisal Practice” as adopted by the Appraisal Standards Board of the Appraisal Foundation.

46.            Mortgage Loan Schedule. The information pertaining to each Mortgage Loan which is set forth in the Mortgage Loan Schedule attached as an exhibit to this Mortgage Loan Purchase Agreement is true and correct in all material respects as of the Cut-off Date and contains all information required by the Pooling and Servicing Agreement to be contained therein.

47.            Cross-Collateralization. No Mortgage Loan is cross-collateralized or cross-defaulted with any other mortgage loan that is outside the Mortgage Pool, except in the case of a Mortgage Loan that is part of a Whole Loan.

48.            Advance of Funds by the Mortgage Loan Seller. Except for loan proceeds advanced at the time of loan origination or other payments contemplated by the Mortgage Loan documents, no advance of funds has been made by the Mortgage Loan Seller to the related Mortgagor, and no funds have been received from any person other than the related Mortgagor or an affiliate, directly, or, to the knowledge of the Mortgage Loan Seller, indirectly for, or on account of, payments due on the Mortgage Loan. Neither the Mortgage Loan Seller nor any affiliate thereof has any obligation to make any capital contribution to any Mortgagor under a Mortgage Loan, other than contributions made on or prior to the date hereof.

49.            Compliance with Anti-Money Laundering Laws. The Mortgage Loan Seller has complied in all material respects with all applicable anti-money laundering laws and regulations, including without limitation the USA Patriot Act of 2001 with respect to the origination of the Mortgage Loan.

For purposes of this Exhibit C, “Mortgagee” means the mortgagee, grantee or beneficiary under any Mortgage, any holder of legal title to any portion of any Mortgage Loan or, if applicable, any agent or servicer on behalf of such party.

Exh. C-21

Exhibit C-32-1

List of Mortgage Loans with Current Mezzanine Debt

Mortgage Loan Number	Property Name
39	RealOp SC Portfolio

Exh. C-32-1-1

Exhibit C-32-2

List of Mortgage Loans with Permitted Mezzanine Debt

Mortgage Loan Number	Property Name
2	Green Valley Portfolio
9	Skyline Village
14	FMC Corporation R&D HQ
16	4100 Alpha Road
24	2500 East TC Jester Blvd
73	Walgreens Youngstown
83	3934 FM1960 Road
87	Family Dollar - Radford
88	Family Dollar - Malone
90	Dollar General Mercedes
91	Dollar General Aurora

Exh. C-32-2-1

Exhibit C-32-3

List of Cross-Collateralized and Cross-Defaulted Mortgage Loans

Dollar General Portfolio – Fisher and Fosston and Dollar General Portfolio – Osakis and Adrian

Exh. C-32-3-1

Exhibit C-43-1

List of Mortgage Loans with Environmental Insurance

Mortgage Loan Number	Property Name
22	Latrobe Shopping Center(1)

(1) Insurance issued by Steadfast Insurance Company.

Exh. C-43-1-1

SCHEDULE C

EXCEPTIONS TO MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

The exceptions to the representations and warranties set forth below are listed by the number of the related representation and warranty set forth on Exhibit C and the mortgage loan name and number identified on Exhibit A. Capitalized terms used but not otherwise defined in this Schedule C shall have the meanings set forth in Exhibit C or, if not defined therein, in this Agreement.

Rep. No. on Exhibit C	Mortgage Loan Name and Number as Identified on Exhibit A	Description of Exception
1	Equity Inns Portfolio (Loan No. 36)	The subject Mortgage Loan is part of a Non-Serviced Whole Loan and, accordingly, none of the documents referred to in Representation and Warranty No. 1 will be delivered to the Master Servicer.
2	1140 Avenue of the Americas (Loan No. 4)	The subject Mortgage Loan is part of a Whole Loan (the “1140 Avenue of the Americas Whole Loan”) that includes four (4) pari passu notes. The subject Mortgage Loan is evidenced by Notes A-3 and A-4, in the aggregate original principal amount of $45,000,000, which is being contributed to the issuing entity by Ladder Capital Finance LLC (“LCF”). Notes A-1 and A-2 are expected to be included in one or more future securitization transactions. The entire 1140 Avenue of the Americas Whole Loan is secured by the same Mortgage encumbering the related Mortgaged Property. Such Whole Loan will initially be serviced under the WFCM 2016-LC24 pooling and servicing agreement; however, upon the securitization of the related controlling note, servicing of such Whole Loan will shift to the pooling and servicing agreement for such future securitization. Accordingly, there may be no assignment of Mortgage or assignment of any related Assignment of Leases to the Trustee; and such assignments will ultimately run to the trustee under the pooling and servicing agreement governing the securitization of the related controlling note.
2	Aspen at Norman Student Housing (Loan No. 20)	The subject Mortgage Loan is part of a Whole Loan (the “Aspen at Norman Student Housing Whole Loan”) that includes two (2) pari passu notes. The subject Mortgage Loan is evidenced by Note A-2, in the original principal amount of $16,600,000, which is being contributed to the issuing entity by LCF. Note A-1 is expected to be included in one or more future securitization transactions. The entire Aspen at Norman Student Housing Whole Loan is secured by the same Mortgage encumbering the related Mortgaged Property. Such Whole Loan will initially be serviced under the WFCM 2016-LC24 pooling and servicing agreement; however, upon the securitization of the related controlling note, servicing of such Whole Loan will shift to the pooling and servicing agreement for such future securitization. Accordingly, there may be no assignment of Mortgage or assignment of any related Assignment of Leases to the Trustee; and such assignments will ultimately run to the trustee under the pooling and servicing agreement governing the securitization of the related

Sch. C-1

Rep. No. on Exhibit C	Mortgage Loan Name and Number as Identified on Exhibit A	Description of Exception
controlling note.
2	Equity Inns Portfolio (Loan No. 36)

The subject Mortgage Loan is part of a Whole Loan (the “Equity Inns Portfolio Whole Loan”) that includes eleven (11) pari passu notes. The subject Mortgage Loan is evidenced by Note A-2-B, in the original principal amount of $9,600,000, which is being contributed to the issuing entity by LCF. Notes A-1-A, A-2-A1, A-4-A, A-4-B, A-5-A, A-5-B and A-6 were each the subject of a prior securitization, and Notes A-1-B, A-2-A2 and A-3 are expected to be included in one or more future securitization transactions. The entire Equity Inns Portfolio Whole Loan is secured by the same Mortgages encumbering the related Mortgaged Property.

In addition, the subject Mortgage Loan is part of a Non-Serviced Whole Loan and, accordingly, there will be no assignment of Mortgage or assignment of any related Assignment of Leases to the Trustee. The related Mortgages and any Assignment of Leases have been assigned to the trustee for the COMM 2015-LC23 Mortgage Trust, which is the mortgagee of record.

5	Aloft Nashville (Loan No. 18)	The related comfort letter provided at origination in connection with the related Mortgaged Property is not enforceable by the securitization trust. Such comfort letter contemplates that the assigning lender make a request to the related franchisor to issue a new comfort letter to the securitization trust on the franchisor’s then current form, which request must be made within a specified period following the origination of the Mortgage Loan and transfer thereof to the securitization trust; provided that the issuance of the new comfort letter will be subject to such conditions as may be set forth in the existing comfort letter.
5	Equity Inns Portfolio (Loan No. 36)	The subject Mortgage Loan is part of a Non-Serviced Whole Loan and, accordingly, any related executed comfort letters or similar agreements signed by the related borrower and franchisor are not enforceable by the Trust but by the COMM 2015-LC23 Mortgage Trust.
8	All Mortgage Loans transferred by LCF	The lien of real property taxes and assessments are not considered due and payable until the earlier of (a) the date on which interest and/or penalties would first be payable thereon and (b) the date on which enforcement is entitled to be taken by the related taxing authority.
8	1140 Avenue of the Americas (Loan No. 4) Aspen at Norman Student Housing (Loan No. 20) Equity Inns Portfolio (Loan No. 36)	With respect to each of the subject Mortgage Loans, the related Mortgage(s) and any related assignment(s) of leases secure the subject Mortgage Loan and the related Companion Loan(s) on a pari passu basis.

Sch. C-2

Rep. No. on Exhibit C	Mortgage Loan Name and Number as Identified on Exhibit A	Description of Exception
8	Green Valley Portfolio (Loan No. 2) Walmart Savannah (Loan No. 32)	With respect to each of the subject Mortgage Loans, the related Mortgaged Property consists (or, in the case of a portfolio of Mortgaged Properties, one or more Mortgaged Properties in the portfolio consist) of two or more noncontiguous parcels.
8

Green Valley Portfolio (Loan No. 2)

4100 Alpha Road (Loan No. 16)

2500 East TC Jester Blvd (Loan No. 24)

Walmart Savannah (Loan No. 32)

Country Inn Pensacola (Loan No. 64)

Walgreens Youngstown (Loan No. 73)

Family Dollar- Radford (Loan No. 87)

Family Dollar- Malone (Loan No. 88)

With respect to each of the subject Mortgage Loans, the related Mortgaged Property or a specified portion thereof is subject to a purchase option, right of first offer or right of first refusal on the part of a tenant (including, if applicable, a master tenant), a homeowners’ association, a franchisor, a lender or another unaffiliated third party.
10	1140 Avenue of the Americas (Loan No. 4)	The related ground lease contains a first-priority assignment of the ground tenant’s interest in the subleases as collateral for the payment of rent, and the ground landlord is entitled to collect rent directly from the subtenant if the ground tenant is in default under the related ground lease.
10	1140 Avenue of the Americas (Loan No. 4) Aspen at Norman Student Housing (Loan No. 20) Equity Inns Portfolio (Loan No. 36)	With respect to each of the subject Mortgage Loans, the related Mortgage(s) and any related assignment(s) of leases secure the subject Mortgage Loan and the related Companion Loan(s) on a pari passu basis.
12	Equity Inns Portfolio (Loan No. 36)	The related engineering report or property condition report is dated a date in August 2015, which is more than 12 months prior to the Cut-off Date, and the related Mortgaged Properties were last inspected by or on behalf of the related Mortgage Loan Seller or originator more than 12 months prior to the Cut-off Date.
12	Walgreens Youngstown (Loan No. 73)	With respect to each of the subject Mortgage Loans, the related engineering report or property condition report is dated a date that is more than 6 months prior to the origination date of the subject

Sch. C-3

Rep. No. on Exhibit C	Mortgage Loan Name and Number as Identified on Exhibit A	Description of Exception
	Dollar General Aurora (Loan No. 91)	Mortgage Loan and more than 12 months prior to the Cut-off Date, and the related Mortgaged Property was last inspected by or on behalf of the related Mortgage Loan Seller or originator more than 6 months prior to the origination date of the subject Mortgage Loan and more than 12 months prior to the Cut-off Date.
15	1140 Avenue of the Americas (Loan No. 4)

The external advisor of New York City Operating Partnership, LP, which is the related non-recourse carveout guarantor, and the sponsor of American Realty Capital New York City REIT, Inc. (“ARC NYC REIT”), which is the 99.993% general partner of the related non-recourse carveout guarantor, are each an affiliate of AR Capital, LLC (“AR Capital”). In addition, AR Capital previously owned, and AR Global Investments, LLC (“AR Global”) (successor business to AR Capital) currently owns, directly or indirectly, a majority interest in each of the external manager of the related non-recourse carveout guarantor and the sponsor of ARC NYC REIT. The key principals and controlling parties of AR Capital and AR Global are Nicholas S. Schorsch and William M. Kahane. Mr. Schorsch and certain family members are the indirect majority owners of AR Capital and AR Global.

AR Capital or companies owned and controlled by AR Capital also previously externally managed American Realty Capital Properties Inc. (“ARCP”) until January 2014, when the company became self-managed. On October 29, 2014, ARCP, a real estate investment trust sponsored by AR Capital, and of which Mr. Schorsch was then the chairman, issued a press release announcing that, based on preliminary findings of ARCP’s audit committee, such committee concluded that previously issued financial statements and other financial information contained in ARCP’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and Quarterly Reports on Form 10-Q for the fiscal periods ended March 31, 2014 and June 30, 2014, and ARCP’s earnings releases and other financial communications for those periods should no longer be relied upon. The audit committee stated that it believed that ARCP incorrectly included certain amounts related to its non-controlling interests in the calculation of adjusted funds from operations (“AFFO”), a non-U.S. GAAP financial measure, and, as a result, overstated AFFO for certain periods. According to the press release, the audit committee believed that this error was identified but intentionally not corrected by the responsible individuals at ARCP, and other AFFO and financial statement errors were intentionally made, resulting in an overstatement of AFFO and an understatement of ARCP’s net loss for the three and six months ended June 30, 2014. As a result of these accounting irregularities, the chief financial officer and chief accounting officer resigned from ARCP. In addition, Mr. Schorsch resigned as chairman of ARCP in October 2014, and also resigned from the boards of certain other companies sponsored by AR Capital.

On March 2, 2015, ARCP (which has changed its name to VEREIT, Inc.) filed amended financial statements. For year-end 2013, the net loss was increased and AFFO decreased by $0.20 per share. As part

Sch. C-4

Rep. No. on Exhibit C	Mortgage Loan Name and Number as Identified on Exhibit A	Description of Exception

of the restatement, the audit committee identified certain payments made to ARC Properties Advisors, LLC and certain affiliates that were not appropriately documented totaling $8.5 million. Additionally, the investigation found that equity awards made to Mr. Schorsch and another former executive in connection with the transition to self-management of the company contained provisions that, as drafted, were more favorable than those approved by the Compensation Committee of the company’s Board of Directors, and also identified certain material weaknesses in the company’s internal controls over financial reporting and its disclosure controls.

ARCP has also disclosed that it has been the subject of various regulatory investigations, including by the Securities and Exchange Commission and the U.S. Attorney’s office for the Southern District of New York. It has further been reported that ARCP has been the subject of an investigation by the Federal Bureau of Investigation. Such investigations may still be ongoing.

Between October 30, 2014 and January 20, 2015, ARCP, AR Capital, Mr. Schorsch, Mr. Kahane and certain other former officers and current and former directors of ARCP were named as defendants in ten securities class action complaints filed in the United States District Court for the Southern District of New York, which were subsequently consolidated under the caption In re American Realty Capital Properties, Inc. Litigation, No. 15-MC-00040 (AKH), which alleged various violations of the Securities Act of 1933 and the Securities Exchange Act of 1934 in connection with the purchase or sale of ARCP’s securities. The complaint also included allegations of payment of inappropriate fees by ARCP to companies controlled by Mr. Schorsch. ARCP, AR Capital, their affiliates, as well as Mr. Schorsch and Mr. Kahane, have also been named in various other lawsuits related to regulatory findings and otherwise, including class actions, derivative actions and securities fraud actions. On October 27, 2015, an additional securities fraud action was filed by The Vanguard Funds against ARCP, AR Capital and Mr. Schorsch, among other persons and entities.

In addition, on November 12, 2015, Realty Capital Securities, LLC (“RCS”), an entity under common control with AR Capital, was charged by the Secretary of the Commonwealth of Massachusetts with fraudulent casting of shareholder proxy votes on investment programs sponsored by AR Capital. On December 2, 2015, RCS Capital Corporation, which controls RCS, announced that (i) RCS had reached an agreement to settle with the Secretary of the Commonwealth of Massachusetts, Securities Division, which agreement includes the payment by RCS of a fine, and (ii) RCS will voluntarily withdraw its broker-dealer license in Massachusetts and all other state and Federal jurisdictions.

15	FedEx and Veolia Industrial Portfolio (Loan No. 33)

The external advisor of American Realty Capital Global II Operating Partnership, L.P., which is the related non-recourse carveout guarantor, and the sponsor of American Realty Capital Global Trust II, Inc. (“ARCGT II”), which is the 99.9% general partner of the

Sch. C-5

Rep. No. on Exhibit C	Mortgage Loan Name and Number as Identified on Exhibit A	Description of Exception

related non-recourse carveout guarantor, are each an affiliate of AR Capital, LLC (“AR Capital”). In addition, AR Capital previously owned, and AR Global Investments, LLC (“AR Global”) (successor business to AR Capital) currently owns, directly or indirectly, a 100% interest in each of the external manager of the related non-recourse carveout guarantor and the sponsor of ARCGT II. The key principals and controlling parties of AR Capital and AR Global are Nicholas S. Schorsch and William M. Kahane. Mr. Schorsch and certain family members are the indirect majority owners of AR Capital and AR Global.

AR Capital or companies owned and controlled by AR Capital also previously externally managed American Realty Capital Properties Inc. (“ARCP”) until January 2014, when the company became self-managed. On October 29, 2014, ARCP, a real estate investment trust sponsored by AR Capital, and of which Mr. Schorsch was then the chairman, issued a press release announcing that, based on preliminary findings of ARCP’s audit committee, such committee concluded that previously issued financial statements and other financial information contained in ARCP’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and Quarterly Reports on Form 10-Q for the fiscal periods ended March 31, 2014 and June 30, 2014, and ARCP’s earnings releases and other financial communications for those periods should no longer be relied upon. The audit committee stated that it believed that ARCP incorrectly included certain amounts related to its non-controlling interests in the calculation of adjusted funds from operations (“AFFO”), a non-U.S. GAAP financial measure, and, as a result, overstated AFFO for certain periods. According to the press release, the audit committee believed that this error was identified but intentionally not corrected by the responsible individuals at ARCP, and other AFFO and financial statement errors were intentionally made, resulting in an overstatement of AFFO and an understatement of ARCP’s net loss for the three and six months ended June 30, 2014. As a result of these accounting irregularities, the chief financial officer and chief accounting officer resigned from ARCP. In addition, Mr. Schorsch resigned as chairman of ARCP in October 2014, and also resigned from the boards of certain other companies sponsored by AR Capital.

On March 2, 2015, ARCP (which has changed its name to VEREIT, Inc.) filed amended financial statements. For year-end 2013, the net loss was increased and AFFO decreased by $0.20 per share. As part of the restatement, the audit committee identified certain payments made to ARC Properties Advisors, LLC and certain affiliates that were not appropriately documented totaling $8.5 million. Additionally, the investigation found that equity awards made to Mr. Schorsch and another former executive in connection with the transition to self-management of the company contained provisions that, as drafted, were more favorable than those approved by the Compensation Committee of the company’s Board of Directors, and also identified certain material weaknesses in the company’s internal

Sch. C-6

Rep. No. on Exhibit C	Mortgage Loan Name and Number as Identified on Exhibit A	Description of Exception

controls over financial reporting and its disclosure controls.

ARCP has also disclosed that it has been the subject of various regulatory investigations, including by the Securities and Exchange Commission and the U.S. Attorney’s office for the Southern District of New York. It has further been reported that ARCP has been the subject of an investigation by the Federal Bureau of Investigation. Such investigations may still be ongoing.

Between October 30, 2014 and January 20, 2015, ARCP, AR Capital, Mr. Schorsch, Mr. Kahane and certain other former officers and current and former directors of ARCP were named as defendants in ten securities class action complaints filed in the United States District Court for the Southern District of New York, which were subsequently consolidated under the caption In re American Realty Capital Properties, Inc. Litigation, No. 15-MC-00040 (AKH), which alleged various violations of the Securities Act of 1933 and the Securities Exchange Act of 1934 in connection with the purchase or sale of ARCP’s securities. The complaint also included allegations of payment of inappropriate fees by ARCP to companies controlled by Mr. Schorsch. ARCP, AR Capital, their affiliates, as well as Mr. Schorsch and Mr. Kahane, have also been named in various other lawsuits related to regulatory findings and otherwise, including class actions, derivative actions and securities fraud actions. On October 27, 2015, an additional securities fraud action was filed by The Vanguard Funds against ARCP, AR Capital and Mr. Schorsch, among other persons and entities.

In addition, on November 12, 2015, Realty Capital Securities, LLC (“RCS”), an entity under common control with AR Capital, was charged by the Secretary of the Commonwealth of Massachusetts with fraudulent casting of shareholder proxy votes on investment programs sponsored by AR Capital. On December 2, 2015, RCS Capital Corporation, which controls RCS, announced that (i) RCS had reached an agreement to settle with the Secretary of the Commonwealth of Massachusetts, Securities Division, which agreement includes the payment by RCS of a fine, and (ii) RCS will voluntarily withdraw its broker-dealer license in Massachusetts and all other state and Federal jurisdictions.

According to filings with the SEC, on November 15, 2015, ARCGT II announced the suspension of its initial public offering, which had been conducted by RCS as exclusive whole distributor, effective December 31, 2015, and on November 18, 2015, RCS suspended sales activities it performed for such initial public offering. In filings with the SEC, ARCGT II also stated that: (i) there can be no assurance as to when, or if, it will resume its initial public offering; (ii) there also can be no assurance that it will be able to generate capital from alternative sources, including from the sale of shares of common stock through its distribution reinvestment plan, to fund its operating and capital needs, including cash required to fund repurchases under its share repurchase program; and (iii) it has also funded a substantial portion of the distributions to its stockholders

Sch. C-7

Rep. No. on Exhibit C	Mortgage Loan Name and Number as Identified on Exhibit A	Description of Exception

from proceeds from its initial public offering.

On January 4, 2016, RCS Capital Corporation announced an agreement in principle with various creditors to reorganize, which agreement included RCS Capital Corporation implementing a prearranged Chapter 11 filing. On January 31, 2016, RCS Capital Corporation and certain of its wholly-owned subsidiaries (including RCS) filed for Chapter 11 bankruptcy protection. In addition, certain other of its wholly-owned subsidiaries filed for Chapter 11 bankruptcy protection on March 26, 2016. In May 2016, RCS Capital Corporation and its affiliated debtors emerged from bankruptcy under the new name, Aretec Group, Inc.

15	Equity Inns Portfolio (Loan No. 36)

The non-recourse carveout guarantor is American Realty Capital Hospitality Trust, Inc. AR Capital, LLC (“AR Capital”) is the direct owner of 100% of the sponsor of American Realty Capital Hospitality Trust, Inc. and the indirect owner of 100% of the external manager of American Realty Capital Hospitality Trust, Inc. The key principals and controlling parties of AR Capital are Nicholas S. Schorsch and William M. Kahane. Mr. Schorsch and certain family members are the indirect majority owners of AR Capital. Mr. Schorsch previously served as the chairman of the board of directors of the guarantor. Mr. Kahane is currently the executive chairman of the board of directors of the guarantor.

The Mortgaged Properties included in the Equity Inns Portfolio are subject to operating management agreements with wholly-owned subsidiaries of AR Capital (the “Operators”) pursuant to which the Operators are responsible for the management of the Mortgaged Properties. The Operators subcontract such management responsibilities under management agreements with four managers, one of which is Crestline Hotels & Resorts, LLC, which is 60% owned by AR Capital or an affiliate of AR Capital, and manages twelve of the 21 Mortgaged Properties. As of the origination of the related Mortgage Loan, AR Capital also owned a less than 3.0% interest in each related borrower.

AR Capital or companies owned and controlled by AR Capital also previously externally managed American Realty Capital Properties Inc. (“ARCP”) until January 2014, when the company became self-managed. On October 29, 2014, ARCP, a real estate investment trust sponsored by AR Capital, and of which Mr. Schorsch was then the chairman, issued a press release announcing that, based on preliminary findings of ARCP’s audit committee, such committee concluded that previously issued financial statements and other financial information contained in ARCP’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and Quarterly Reports on Form 10-Q for the fiscal periods ended March 31, 2014 and June 30, 2014, and ARCP’s earnings releases and other financial communications for those periods should no longer be relied upon. The audit committee stated that it believed that ARCP incorrectly included certain amounts related to its non-controlling interests in the calculation of adjusted funds from operations

Sch. C-8

Rep. No. on Exhibit C	Mortgage Loan Name and Number as Identified on Exhibit A	Description of Exception

(“AFFO”), a non-U.S. GAAP financial measure, and, as a result, overstated AFFO for certain periods. According to the press release, the audit committee believed that this error was identified but intentionally not corrected by the responsible individuals at ARCP, and other AFFO and financial statement errors were intentionally made, resulting in an overstatement of AFFO and an understatement of ARCP’s net loss for the three and six months ended June 30, 2014. As a result of these accounting irregularities, the chief financial officer and chief accounting officer resigned from ARCP. In addition, Mr. Schorsch resigned as chairman of ARCP in October 2014, and also resigned from the boards of certain other companies sponsored by AR Capital, including the guarantor.

On March 2, 2015, ARCP (which has changed its name to VEREIT, Inc.) filed amended financial statements. For year-end 2013, the net loss was increased and AFFO decreased by $0.20 per share. As part of the restatement, the audit committee identified certain payments made to ARC Properties Advisors, LLC and certain affiliates that were not appropriately documented totaling $8.5 million. Additionally, the investigation found that equity awards made to Mr. Schorsch and another former executive in connection with the transition to self-management of the company contained provisions that, as drafted, were more favorable than those approved by the Compensation Committee of the company’s Board of Directors, and also identified certain material weaknesses in the company’s internal controls over financial reporting and its disclosure controls.

ARCP has also disclosed that it has been the subject of various regulatory investigations, including by the Securities and Exchange Commission and the U.S. Attorney’s office for the Southern District of New York. It has further been reported that ARCP has been the subject of an investigation by the Federal Bureau of Investigation. Such investigations may still be ongoing.

Between October 30, 2014 and January 20, 2015, ARCP, AR Capital, Mr. Schorsch, Mr. Kahane and certain other former officers and current and former directors of ARCP were named as defendants in ten securities class action complaints filed in the United States District Court for the Southern District of New York, which were subsequently consolidated under the caption In re American Realty Capital Properties, Inc. Litigation, No. 15-MC-00040 (AKH), which alleged various violations of the Securities Act of 1933 and the Securities Exchange Act of 1934 in connection with the purchase or sale of ARCP’s securities. The complaint also included allegations of payment of inappropriate fees by ARCP to companies controlled by Mr. Schorsch. ARCP, AR Capital, their affiliates, as well as Mr. Schorsch and Mr. Kahane, have also been named in various other lawsuits related to regulatory findings and otherwise, including class actions, derivative actions and securities fraud actions. On October 27, 2015, an additional securities fraud action was filed by The Vanguard Funds against ARCP, AR Capital and Mr. Schorsch, among other persons and entities.

In addition, on November 12, 2015, Realty Capital Securities, LLC

Sch. C-9

Rep. No. on Exhibit C	Mortgage Loan Name and Number as Identified on Exhibit A	Description of Exception

(“RCS”) was charged by the Secretary of the Commonwealth of Massachusetts, Securities Division, with fraudulent casting of shareholder proxy votes on investment programs sponsored by AR Capital.

RCS, an entity under common control with AR Capital, is a broker dealer that has acted as dealer manager for American Realty Capital Hospitality Trust, Inc. and as such RCS has facilitated American Realty Capital Hospitality Trust, Inc.’s access to equity investments.

On November 16, 2015, AR Capital announced it would suspend the acceptance of new subscriptions to certain of its current investment programs, including American Realty Capital Hospitality Trust, Inc., effective December 31, 2015 as a result of regulatory and market uncertainty affecting capital raising for both new and existing offerings in the direct investment industry. In particular, according to filings with the SEC, on November 15, 2015, American Realty Capital Hospitality Trust, Inc. suspended its primary initial public offering, which had been conducted by RCS as exclusive wholesale distributor, effective December 31, 2015, and, on November 18, 2015, RCS suspended sales activities it performs pursuant to the dealer manager agreement for American Realty Capital Hospitality Trust, Inc.’s primary initial public offering, effective immediately.

On December 2, 2015, RCS Capital Corporation, which controls RCS, announced that (i) RCS had reached an agreement to settle with the Secretary of the Commonwealth of Massachusetts, Securities Division, which agreement includes the payment by RCS of a fine, (ii) RCS will voluntarily withdraw its broker-dealer license in Massachusetts and all other state and Federal jurisdictions and (iii) the board of directors of RCS Capital Corporation had authorized plans to wind down the operations of the RCS wholesale distribution business. On January 4, 2016, RCS Capital Corporation announced an agreement in principle with various creditors to reorganize, which agreement included RCS Capital Corporation implementing a prearranged Chapter 11 filing. On January 31, 2016, RCS Capital Corporation and certain of its wholly-owned subsidiaries (including RCS) filed for Chapter 11 bankruptcy protection. In addition, certain other of its wholly-owned subsidiaries filed for Chapter 11 bankruptcy protection on March 26, 2016. In May 2016, RCS Capital Corporation and its affiliated debtors emerged from bankruptcy under the new name, Aretec Group, Inc.

According to filings with the SEC, on January 6, 2016, American Realty Capital Hospitality Trust, Inc.’s board of directors approved the extension of its primary initial public offering to January 7, 2017. However, it was also stated in those filings that: (i) notwithstanding the extension of such primary initial public offering, it is not likely that American Realty Capital Hospitality Trust, Inc. will resume its primary initial public offering; (ii) because such primary initial public offering was American Realty Capital Hospitality Trust, Inc.’s primary source of capital to implement its investment strategy, reduce its borrowings, complete acquisitions, make capital expenditures and pay distributions, American Realty Capital Hospitality Trust, Inc. may

Sch. C-10

Rep. No. on Exhibit C	Mortgage Loan Name and Number as Identified on Exhibit A	Description of Exception
require funds in addition to operating cash flow to meet its current capital requirements; and (iii) American Realty Capital Hospitality Trust, Inc.’s inability to meet its capital requirements could cause it to reduce or eliminate distributions, default under its indebtedness and other obligations and otherwise have a material adverse effect on its business and results of operations. According to filings with the SEC, beginning with distributions payable with respect to April 2016, American Realty Capital Hospitality Trust, Inc. will pay distributions to stockholders in shares of common stock instead of cash. It was stated in those filings that: (i) there can be no assurance that American Realty Capital Hospitality Trust, Inc. will continue to pay distributions in shares of common stock or resume paying distributions in cash in the future; and (ii) American Realty Capital Hospitality Trust, Inc.’s ability to make future cash distributions will depend on its future cash flows and may be dependent on its ability to obtain additional liquidity on favorable terms.
15	TIHT Commercial (Loan No. 48)	The sponsor of the related borrower, Donald J. Trump, is subject to current litigation brought by multiple plaintiffs in various jurisdictions who allege that he operated an unlicensed, illegal educational institution purporting to teach real estate strategies and techniques. The educational institution has ceased conducting business.
16	Equity Inns Portfolio (Loan No. 36)	The subject Mortgage Loan is part of a Non-Serviced Whole Loan and, accordingly, any escrow deposits and payments are being held by or on behalf of the master servicer for the COMM 2015-LC23 Mortgage Trust and will not be delivered to the Depositor or the Master Servicer.
18	All Mortgage Loans transferred by LCF

Except with respect to Mortgage Loans where terrorism insurance is not required or where a tenant is permitted to self-insure, if any of the Policies (as defined in the related loan agreement) contain exclusions for loss, cost, damage or liability caused by “terrorism” or “terrorist acts” (“Acts of Terrorism”), the related borrower must obtain and maintain terrorism coverage to cover such exclusions from an insurer meeting the Insurance Rating Requirements specified in Representation and Warranty No. 18 (a “Qualified Insurer”) or, in the event that such terrorism coverage is not available from a Qualified Carrier, the related borrower must obtain such terrorism coverage from the highest rated insurance company providing such terrorism coverage.

In addition, subject to the other exceptions to Representation and Warranty No. 18, even where terrorism insurance is required, the related borrower may not be required to pay more for terrorism insurance coverage than a specified percentage (at least equal to 200%) of the amount of the insurance premium for the property insurance policy required under the related loan documents (excluding such terrorism coverage and coverage for other catastrophe perils such as flood, windstorm and earthquake), and if the cost of such terrorism insurance exceeds such amount, then the related borrower is required to purchase the maximum amount of terrorism insurance available

Sch. C-11

Rep. No. on Exhibit C	Mortgage Loan Name and Number as Identified on Exhibit A	Description of Exception

with funds equal to such amount.

Subject to the other exceptions to Representation and Warranty No. 18, the related loan documents may require that, if insurance proceeds in respect of a property loss are to be applied to the repair or restoration of all or part of the related Mortgaged Property, then the insurance proceeds may be held by a party other than the lender (or a trustee appointed by it) if such proceeds are less than or equal to 5% of the original principal balance of the related Mortgage Loan, rather than 5% of the then outstanding principal amount of the related Mortgage Loan.

18	1140 Avenue of the Americas (Loan No. 4)	Application of insurance proceeds is subject to the terms of the related ground lease. The related ground lease can be interpreted to the effect that, any insurance proceeds and any condemnation award will each first be used to satisfy any fee mortgage with the remainder of such proceeds delivered to a trustee for application to the restoration of the improvements; provided that any amounts otherwise payable to the related borrower but delivered to the related ground lessor or the lender will be credited against future ground rent payable by the tenant under the related ground lease. Under the related loan documents, in the event of any reduction in the insurance proceeds or condemnation awards made available to the related borrower as a result of the payment of any portion of such insurance proceeds or condemnation awards to the related ground lessor or the lender, the related borrower has the obligation to deposit such amounts (which such amounts constitute the deficiency in the amount of insurance proceeds or condemnation awards otherwise payable to the related borrower (the “Deficiency”)) with the lender. The related borrower’s failure to deposit such amounts is an event of default and there is recourse for losses suffered as a result of the Deficiency.
18	Equity Inns Portfolio (Loan No. 36)	The related loan documents provide that if insurance is provided with multiple insurers, no less than 75% will maintain the rating of “A” or better by S&P (or its equivalent), with the remaining insurers maintaining no less than “BBB+” by S&P (or its equivalent).
18	Walmart Savannah (Loan No. 32)	The related sole tenant is permitted to self-insure so long as it maintains a net worth of at least $100,000,000, and the related borrower’s insurance requirements are tolled so long as the related sole tenant self-insures or so long as the related sole tenant maintains third-party insurance that satisfies the provisions of the related lease.
18	Walgreens Youngstown (Loan No. 73) Family Dollar- Radford (Loan No. 87) Family Dollar- Malone (Loan No. 88)

With respect to each subject Mortgage Loan, the related Mortgaged Property is leased to a single tenant. To the extent (i) the related lease is in full force and effect, (ii) no default beyond any applicable notice and cure period has occurred and is continuing under the related lease, (iii) the related sole tenant is permitted per the terms of its lease to rebuild and/or repair the related Mortgaged Property and is entitled to no period of rent abatement, and (iv) the related sole tenant maintains, either through a program of self-insurance or otherwise, the insurance required to be maintained by it under the related lease as of the date of

Sch. C-12

Rep. No. on Exhibit C	Mortgage Loan Name and Number as Identified on Exhibit A	Description of Exception

origination of the subject Mortgage Loan or as otherwise approved by the lender in writing, the related borrower will not be required to maintain coverage under Section 5.1.1 of the related loan agreement. Such insurance required to be maintained by the sole tenant under its lease as of the date of origination of the subject Mortgage Loan may not satisfy the requirements of Representation and Warranty No. 18.

Notwithstanding anything to the contrary contained in Section 5.1.1(i) of the related loan agreement: (A) if, at any time and from time to time during the term of the subject Mortgage Loan, the insurance policies, or self-insurance, maintained by the related sole tenant as of the date of origination of the subject Mortgage Loan are modified to decrease the type or amount of coverage below that required under the related lease as of the date of origination of the subject Mortgage Loan, or if, at any time and from time to time during the term of the subject Mortgage Loan, the related sole tenant does not self-insure and the insurance policies maintained by the related sole tenant under its lease are obtained from and maintained with an insurance company that is rated below “A-:VIII” by A.M. Best Company (the “Minimum Insurer Ratings”), then in either such case the related borrower is required, upon obtaining knowledge thereof, at its sole cost and expense, to promptly procure from and maintain with an insurance company that at least satisfies the Minimum Insurer Ratings (and promptly notify the lender in writing of such change in coverage and of the coverage procured by the related borrower) either (x) “primary” insurance coverage of the types and for the amounts required under the related lease as of the origination date of the subject Mortgage Loan in the event that the related sole tenant does not provide the applicable insurance coverage required under the related lease as of the origination date of the subject Mortgage Loan or in the event the related sole tenant maintains such coverage with an insurance company that does not satisfy the Minimum Insurer Ratings or (y) “excess and contingent” insurance coverage of the types and for the amounts required under the related lease as of the origination date of the subject Mortgage Loan in the event that the related sole tenant does not provide sufficient insurance coverage required under the related lease as of the origination date of the subject Mortgage Loan or in the event the related sole tenant maintains such coverage with an insurance company that does not satisfy the Minimum Insurer Ratings, in each case, in “concurrent form” with the policies obtained pursuant to the related lease, over and above any other valid and collectible coverage then in existence, as will be necessary to bring the insurance coverage for the related Mortgaged Property to at least the types and amount of coverage required under the related lease as of the date of the related loan agreement; and/or (B) if, at any time and from time to time during the term of the subject Mortgage Loan, the insurance policies maintained by the related sole tenant under the related lease fail to name the lender as an additional insured or beneficiary, as the case may be, the related borrower is required to maintain the insurance policies required under the related lease, regardless of whether such insurance is maintained by the related sole tenant under the related lease.

Sch. C-13

Rep. No. on Exhibit C	Mortgage Loan Name and Number as Identified on Exhibit A	Description of Exception
18	Dollar General Portfolio-Fisher and Fosston (Loan No. 78) Dollar General Portfolio- Osakis and Adrian) (Loan No. 79) Dollar General Mercedes (Loan No. 90) Dollar General Aurora (Loan No. 91)

With respect to each subject Mortgage Loan, the related Mortgaged Property or, in the case of a portfolio of Mortgaged Properties, each Mortgaged Property in the portfolio is leased to a single tenant. To the extent (i) the related lease is in full force and effect, (ii) no default beyond any applicable notice and cure period has occurred and is continuing under the related lease, (iii) the related sole tenant is permitted per the terms of its lease to rebuild and/or repair the related Mortgaged Property and is entitled to no period of rent abatement, and (iv) the related sole tenant maintains the insurance required to be maintained by it under the related lease as of the date of origination of the subject Mortgage Loan or as otherwise approved by the lender in writing, the related borrower will not be required to maintain coverage under Section 5.1.1 of the related loan agreement. Such insurance required to be maintained by the sole tenant under its lease as of the date of origination of the subject Mortgage Loan may not satisfy the requirements of Representation and Warranty No. 18.

Notwithstanding anything to the contrary contained in Section 5.1.1(i) of the related loan agreement: (A) if, at any time and from time to time during the term of the subject Mortgage Loan, the insurance policies maintained by the related sole tenant as of the date of origination of the subject Mortgage Loan are modified to decrease the type or amount of coverage below that required under the related lease as of the date of origination of the subject Mortgage Loan, or if, at any time and from time to time during the term of the subject Mortgage Loan, the insurance policies maintained by the related sole tenant under its lease are obtained from and maintained with an insurance company that is rated below “A-:VIII” by A.M. Best Company (the “Minimum Insurer Ratings”), then in either such case the related borrower is required, upon obtaining knowledge thereof, at its sole cost and expense, to promptly procure from and maintain with an insurance company that at least satisfies the Minimum Insurer Ratings (and promptly notify the lender in writing of such change in coverage and of the coverage procured by the related borrower) either (x) “primary” insurance coverage of the types and for the amounts required under the related lease as of the origination date of the subject Mortgage Loan in the event that the related sole tenant does not provide the applicable insurance coverage required under the related lease as of the origination date of the subject Mortgage Loan or in the event the related sole tenant maintains such coverage with an insurance company that does not satisfy the Minimum Insurer Ratings or (y) “excess and contingent” insurance coverage of the types and for the amounts required under the related lease as of the origination date of the subject Mortgage Loan in the event that the related sole tenant does not provide sufficient insurance coverage required under the related lease as of the origination date of the subject Mortgage Loan or in the event the related sole tenant maintains such coverage with an insurance company that does not satisfy the Minimum Insurer Ratings, in each case, in “concurrent form” with the policies obtained pursuant to the related lease, over and above any other valid and collectible coverage then in existence, as will be necessary to bring the insurance coverage for the related Mortgaged Property to at least

Sch. C-14

Rep. No. on Exhibit C	Mortgage Loan Name and Number as Identified on Exhibit A	Description of Exception
the types and amount of coverage required under the related lease as of the date of the related loan agreement; and/or (B) if, at any time and from time to time during the term of the subject Mortgage Loan, the insurance policies maintained by the related sole tenant under the related lease fail to name the lender as an additional insured or beneficiary, as the case may be, the related borrower is required to maintain the insurance policies required under the related lease, regardless of whether such insurance is maintained by the related sole tenant under the related lease.
25	All Mortgage Loans transferred by LCF	The related loan documents may not prevent fees from being payable to the trustee, but either the related borrower is responsible for all such costs or the trustee’s fees must be reasonable.
26

Green Valley Portfolio (Loan No. 2)

1140 Avenue of the Americas (Loan No. 4)

Skyline Village (Loan No. 9)

4100 Alpha Road (Loan No. 16)

Latrobe Shopping Center (Loan No. 22)

Equity Inns Portfolio (Loan No. 36)

Indy Portfolio (Loan No. 38)

Austin Multifamily Portfolio (Loan No. 46)

TIHT Commercial (Loan No. 48)

Wingate By Wyndham Raleigh (Loan No. 54)

The Rotunda Building (Loan No. 56)

Walgreens Youngstown (Loan No. 73)

For each of the subject Mortgage Loans, the related Mortgaged Property constitutes (or, in the case of a portfolio of related Mortgaged Properties, one or more of the related Mortgaged Properties constitute) a legal non-conforming use or structure which, following a casualty or destruction, may not be restored or repaired to the full extent necessary to maintain the pre-casualty/pre-destruction use of the subject structure/property if the replacement cost exceeds a specified threshold and/or the restoration or repair is not completed (or certain key steps in connection therewith are not taken) within a specified time frame. In each case, law and ordinance insurance coverage was obtained, but such insurance only covers (i) the loss to the subject structure when it must be demolished to comply with code requirements, (ii) the cost to demolish and clear the site of the undamaged portions of the covered structure, where the law requires its demolition, and (iii) increased cost of construction, to the extent such cost is a consequence of the enforcement of an ordinance or law.
28	All Mortgage Loans transferred by LCF	The related loan documents may limit recourse for the related borrower’s commission of material physical waste only to the extent that: (i) such waste was intentional; and/or (ii) there is sufficient cash flow from the related Mortgaged Property to make the requisite

Sch. C-15

Rep. No. on Exhibit C	Mortgage Loan Name and Number as Identified on Exhibit A	Description of Exception
payments to prevent the waste. In addition, the related loan documents may limit the recourse for certain other items such as the failure to pay taxes and/or obtain the release of liens only to situations where there is sufficient cash flow from the related Mortgaged Property to make such payments or otherwise cover such items. Also, misapplication (as opposed to misappropriation or conversion) of insurance proceeds, condemnation proceeds and/or rents following an event of default may not give rise to recourse.
28	Green Valley Portfolio (Loan No. 2) Skyline Village (Loan No. 9)	With respect to each of the subject Mortgage Loans, the related loan documents do not contain provisions for recourse related to criminal acts by the borrower or guarantor resulting in the seizure or forfeiture of all or part of the related Mortgaged Property.
28	1140 Avenue of the Americas (Loan No. 4)	The related loan documents do not contain provisions for recourse for criminal acts by the related borrower or guarantor resulting in the seizure or forfeiture of all or part of the related Mortgaged Property, and recourse for losses resulting from waste is limited to intentional physical waste and does not trigger recourse if (x) funds specifically identified to pay charges which would have prevented such waste were, at the time in question, deposited with the lender and the lender has failed to pay (or make such funds available to pay) such charges (unless the lender is restricted in any manner from making such funds available as a result of a legal impediment caused by the related borrower or any affiliate of the related borrower or (y) gross revenue received during the period in question is insufficient to pay all of the related borrower’s operating expenses for the time period in question.
28	Equity Inns Portfolio (Loan No. 36)

The related loan documents do not contain provisions for recourse for losses for criminal acts by the related borrower or guarantor resulting in the seizure or forfeiture of all or part of the related Mortgaged Property.

In addition, the related loan documents limit recourse for the related borrower’s commission of material physical waste to the extent that (A) funds specifically identified to pay charges to prevent such waste were in the FF&E reserve account, the property improvement plan reserve account and/or the required repairs reserve account, as applicable, and the lender failed to pay (or make such funds available to pay) such charges unless the lender is restricted in any manner from making such funds available as a result of a legal impediment caused by any related borrower or any affiliate of any related borrower or (B) gross revenue was insufficient to pay the related borrower’s operating expenses. In addition, to the extent removal or disposal of property after an event of default constitutes waste, the related loan documents provide for recourse for such removal and disposal only if it is intentional and in violation of the related loan documents.

The existing guaranty provides for full recourse if the related borrower files a voluntary bankruptcy petition. However, if the preferred equity holder exercises its remedies and takes over control of the related borrower, the replacement guaranty provides that the

Sch. C-16

Rep. No. on Exhibit C	Mortgage Loan Name and Number as Identified on Exhibit A	Description of Exception

replacement guarantor’s liability for bankruptcy is capped at the product of (i) the original principal amount of the subject Mortgage Loan plus any interest accrued and unpaid on the subject Mortgage Loan multiplied by (ii) 0.20.

28	TIHT Commercial (Loan No. 48)	The related loan documents limit recourse for the commission of (A) material physical waste only if (1) there is sufficient cash flow from the operation of the related Mortgaged Property after paying all required payments pursuant to the cash management waterfall to maintain the related Mortgaged Property, or (2) there are adequate reserve funds for such purpose and no event of default has occurred and is continuing (unless the lender would be willing to make such reserve funds available for such purpose notwithstanding the continuance of the applicable event of default), or (B) after the occurrence and during the continuance of an event of default, the wrongful removal or disposal of any portion of the related Mortgaged Property, other than the removal or disposal of equipment, fixtures or personal property in the ordinary course of business or which has become obsolete or which is no longer used in the operation of the business at the related Mortgaged Property.
28

FMC Corporation R&D HQ (Loan No. 14)

Walgreens Youngstown (Loan No. 73)

Family Dollar- Radford (Loan No. 87)

Family Dollar- Malone (Loan No. 88)

Dollar General Mercedes (Loan No. 90)

Dollar General Aurora (Loan No. 91)

For each of the subject Mortgage Loans, there is no entity or warm body guarantor separate from the related borrower liable for losses resulting from any breach of the environmental covenants contained in the related loan documents.

29	All Mortgage Loans transferred by LCF	If the loan-to-value ratio of the related Mortgaged Property following a condemnation exceeds 125%, the related borrower may be able to avoid having to pay down the subject Mortgage Loan if it delivers an opinion of counsel to the effect that the failure to make such pay down will not cause the REMIC holding the subject Mortgage Loan to fail to qualify as such.

Sch. C-17

Rep. No. on Exhibit C	Mortgage Loan Name and Number as Identified on Exhibit A	Description of Exception
30

Green Valley Portfolio (Loan No. 2)

One Meridian (Loan No. 5)

FedEx and Veolia Industrial Portfolio (Loan No. 33)

Equity Inns Portfolio (Loan No. 36)

RealOp SC Portfolio (Loan No. 39)

Dollar General Portfolio – Fisher and Fosston (Loan No. 78)

Dollar General Portfolio – Osakis and Adrian (Loan No. 79)

The related loan documents may not require the financial statements of the co-borrowers to be combined.
30

FMC Corporation R&D HQ (Loan No. 14)

Walgreens Youngstown (Loan No. 73)

Family Dollar- Radford (Loan No. 87)

Family Dollar- Malone (Loan No. 88)

Dollar General Mercedes (Loan No. 90)

Dollar General Aurora (Loan No. 91)

For each of the subject Mortgage Loans, the related loan documents provide that so long as the tenant of the related Mortgaged Property is a triple-net tenant, the related borrower’s delivery of a certified rent roll is sufficient to satisfy the financial delivery requirements.
31	All Mortgage Loans transferred by LCF

Except with respect to Mortgage Loans where terrorism insurance is not required or where a tenant is permitted to self-insure, if any of the Policies (as defined in the related loan agreement) contain exclusions for loss, cost, damage or liability caused by “terrorism” or “terrorist acts” (“Acts of Terrorism”), the related borrower must obtain and maintain terrorism coverage to cover such exclusions from an insurer meeting the Insurance Rating Requirements specified in Representation and Warranty No. 18 (a “Qualified Insurer”) or, in the event that such terrorism coverage is not available from a Qualified Carrier, the related borrower must obtain such terrorism coverage from the highest rated insurance company providing such terrorism coverage.

In addition, subject to the other exceptions to Representation and Warranty No. 31, even where terrorism insurance is required, the

Sch. C-18

Rep. No. on Exhibit C	Mortgage Loan Name and Number as Identified on Exhibit A	Description of Exception

related borrower may not be required to pay more for terrorism insurance coverage than a specified percentage (at least equal to 200%) of the amount of the insurance premium for the property insurance policy required under the related loan documents (excluding such terrorism coverage and coverage for other catastrophe perils such as flood, windstorm and earthquake), and if the cost of such terrorism insurance exceeds such amount, then the related borrower is required to purchase the maximum amount of terrorism insurance available with funds equal to such amount.

31	Equity Inns Portfolio (Loan No. 36)	The related loan documents provide that if insurance is provided with multiple insurers, no less than 75% will maintain the rating of “A” or better by S&P (or its equivalent), with the remaining insurers maintaining no less than “BBB+” by S&P (or its equivalent).
31

Walmart Savannah (Loan No. 32)

Walgreens Youngstown (Loan No. 73)

Dollar General Portfolio – Fisher and Fosston (Loan No. 78)

Dollar General Portfolio – Osakis and Adrian (Loan No. 79)

Family Dollar- Radford (Loan No. 87)

Family Dollar- Malone (Loan No. 88)

Dollar General Mercedes (Loan No. 90)

Dollar General Aurora (Loan No. 91)

With respect to each subject Mortgage Loan, the related Mortgaged Property is not, and is not required to be, covered by terrorism insurance.
32	All Mortgage Loans transferred by LCF

Any pledge of a direct or indirect equity interest in the related borrower would be permitted if the transfer of such equity interest to the pledgee would be a permitted transfer under the terms of Representation and Warranty No. 32 or as contemplated by any other exception to Representation and Warranty No. 32 set forth herein.

In addition, with respect to clause (a)(v), mergers, acquisitions and other business combinations involving a publicly traded company may be permitted; and, for certain Mortgage Loans, transfers, sales and pledges of direct or indirect equity interests in the related borrower may be permitted if such equity interests are limited partnership interests, non-managing member interests in a limited liability company or other passive equity interests. Transfers contemplated by an exception to Representation and Warranty No. 29

Sch. C-19

Rep. No. on Exhibit C	Mortgage Loan Name and Number as Identified on Exhibit A	Description of Exception
are also permitted transfers.
32	1140 Avenue of the Americas (Loan No. 4) FedEx and Veolia Industrial Portfolio (Loan No. 33) Equity Inns Portfolio (Loan No. 36)	With respect to each of the subject Mortgage Loans, transfers of a controlling interest in the related guarantor are permitted, provided that, following such transfer, one or more “qualified equity holders” (which such qualified equity holders are required to satisfy the definitions set forth in the related mortgage loan documents) have a controlling interest in each of the related borrower and guarantor. In addition, the sale, transfer or issuance of shares, in the ordinary course of business, are permitted. Subject to the satisfaction of certain conditions set forth in the related loan documents, including, without limitation, payment of an assumption fee, a transfer of the related Mortgaged Property to a “permitted transferee” (which such permitted transferees are required to satisfy the definitions set forth in the related mortgage loan documents) is also permitted.
32

FMC Corporation R&D HQ (Loan No. 14)

Walgreens Youngstown (Loan No. 73)

Family Dollar- Radford (Loan No. 87)

Family Dollar- Malone (Loan No. 88)

Dollar General Mercedes (Loan No. 90)

Dollar General Aurora (Loan No. 91)

For each of the subject Mortgage Loans, the related loan documents permit transfers without the lender’s consent by the related borrower and by and to certain affiliates of Ladder Capital Finance Holdings LLLP.

In addition, with respect to each of the subject Mortgage Loans, corporate financing is permitted provided that such financing is secured by real estate collateral satisfying the requirements of the related loan documents in addition to the pledged interest in the related mortgage borrower. Transfers of the pledged equity interests by reason thereof are permitted.

32	4100 Alpha Road (Loan No. 16) 2500 East TC Jester Blvd (Loan No. 24)	With respect to each of the subject Mortgage Loans, there exists a pledge of interests in the related borrower to secure certain disbursement obligations to a former lender. Transfers of the pledged equity interests by reason thereof are permitted.
33	Country Inn Pensacola (Loan No. 64)	The related borrower was a “recycled” entity that deeded out a residential home adjacent to the related Mortgaged Property at origination.
36	1140 Avenue of the Americas (Loan No. 4)

As per the terms of the related ground lease, the related ground lease may not be cancelled, surrendered or modified or amended without the prior written consent of the lender; however, there is no express statement that any such action without such consent is not binding on lender.

The lender is entitled to the same cure period as the ground tenant, i.e., 30 days to cure a monetary default and 45 days to cure a non-monetary default. In the event such default is not cured within such periods, the related ground lessor may send a termination notice to the related borrower and the lender, specifying the date of

Sch. C-20

Rep. No. on Exhibit C	Mortgage Loan Name and Number as Identified on Exhibit A	Description of Exception

termination which (i) in the case of a monetary default, will be 30 days after the giving of the termination notice and (ii) in the case of a non-monetary default, will be 90 days after the giving of the termination notice. If the related borrower or the lender cures the applicable defaults and all other defaults then existing, the termination notice will be annulled. If there is a dispute over the existence of a default, such matter is to be submitted to arbitration. Additionally, the related ground lease does not limit the obligation on the lender to only cure “curable” defaults.

The related ground lease can be interpreted to the effect that, any insurance proceeds and any condemnation award will each first be used to satisfy any fee mortgage with the remainder of such proceeds delivered to a trustee for application to the restoration of the improvements; provided that any amounts otherwise payable to the related guarantor but delivered to the related ground lessor or the lender will be credited against future ground rent payable by the tenant under the related ground lease. Under the related loan documents, in the event of any reduction in the insurance proceeds or condemnation awards made available to the related borrower as a result of the payment of any portion of such insurance proceeds or condemnation awards to the related ground lessor or the lender, the related borrower has the obligation to deposit such amounts (which such amounts constitute the deficiency in the amount of insurance proceeds or condemnation awards otherwise payable to the related borrower (the “Deficiency”)) with the lender. The related borrower’s failure to deposit such amounts is an event of default and there is recourse for losses suffered as a result of the Deficiency.

The lender is entitled to a new lease in the event the related ground lease is terminated due to an event of default under the related ground lease (which events of default do not expressly include the rejection of the related ground lease in a bankruptcy) provided that the lender (a) contemporaneously with the delivery of its request for a new lease pays all installments of rent and all items of additional rent, (b) pays all rental amounts which would have accrued between the date of the termination of the related ground lease and the commencement of the new lease, together with all of the related ground lessor’s costs and expenses and (c) agrees in writing to cure all curable defaults of the prior tenant.

36	Hilton Garden Inn Bothell (Loan No. 19)

The related ground lease is silent with respect to restricting the amendment, modification, cancelation or termination of the related ground lease by the agreement of the related ground lessor and ground lessee without the prior written consent of the lender. The related ground lease does not expressly state that any such action without such consent is not binding on the lender.

The related ground lease does not extend 10 years past the stated maturity date. However, under the related loan documents, the related borrower is required to exercise its purchase option under the related ground lease and acquire the fee interest in the related Mortgaged Property prior to December 28, 2017 or the debt will become due on

Sch. C-21

Rep. No. on Exhibit C	Mortgage Loan Name and Number as Identified on Exhibit A	Description of Exception

that date and include all prepayment penalties and yield maintenance due. The subject Mortgage Loan is full recourse to the related borrower and guarantor until the fee interest in purchased.

The related ground lease is silent as to an assignment to a purchaser (other than the lender) by foreclosure or deed-in-lieu of foreclosure. The lender has the right to a new lease in the event the related ground lease is terminated and has the right to assign to an assignee having a net worth equal to or exceeding the net worth of the related ground lessee. The related ground lessor is prohibited from unreasonably withholding its consent to an assignment of the related ground lease.

Until December 31, 2017, a casualty destroying 30% or more of the replacement value of the related Mortgaged Property will give rise to the right of the related ground lessee to terminate the related ground lease and all insurance proceeds not payable to the lender will be payable to the related ground lessor.

The related ground lease is silent about entering into a new lease if disaffirmed or rejected in bankruptcy (although the related ground lease does state that if the related ground lease terminates prior to the expiration of the term for any reason, including by operation of law, the related ground lessor is required to enter into a new lease with the lender within 30 days of the termination).

40	Equity Inns Portfolio (Loan No. 36)

The related borrower is in default under the franchise agreement relating to the Residence Inn-Jacksonville Mortgaged Property. The related borrower and the franchisor have executed a Notice of Default and Continuing Forbearance Agreement, dated October 20, 2015, pursuant to which the related borrower acknowledged it was in default and the franchisor agreed to forbear from terminating the franchise agreement provided certain conditions were met. The forbearance agreement further provides that if certain conditions are not satisfied within the time periods specified therein, the franchisor may elect to terminate the franchise agreement. The franchisor agreed to extend the required date of completion to May 1, 2016. The borrower advised Ladder Capital Finance LLC that the required property improvement plan work was completed by the May 1, 2016 deadline and that it is waiting for a certificate of occupancy. Further, with respect to the Mortgaged Property located in Houston, the related borrower received an unacceptable score from the franchisor under its quality assurance program for the July–December 2015 evaluation period, and if the hotel has an unacceptable score within any of the next four evaluation periods, the franchise agreement may be terminated.

The related loan documents provide that if any related borrower defaults under any franchise agreement beyond any notice and/or cure periods thereunder, which default permits a franchisor to terminate or cancel such franchise agreement, an event of default will exist under the subject Mortgage Loan.

42	FMC Corporation R&D	No Sponsor Due Diligence was conducted because the related

Sch. C-22

Rep. No. on Exhibit C	Mortgage Loan Name and Number as Identified on Exhibit A	Description of Exception
	HQ (Loan No. 14) Walgreens Youngstown (Loan No. 73) Family Dollar- Radford (Loan No. 87) Family Dollar- Malone (Loan No. 88) Dollar General Mercedes (Loan No. 90) Dollar General Aurora (Loan No. 91)	borrower is an affiliate of Ladder Capital Finance LLC.
43	Latrobe Shopping Center (Loan No. 22)

A drycleaner has been located on-site at the related Mortgaged Property since at least 1986. No external storage or handling of tetrachloroethylene is conducted at the facility, except for the collection of waste solvent from fluid drainage via absorbent sponges. No evidence of leaking or staining was observed at the interior or exterior of the dry cleaner unit; however, the operation of an on-site dry cleaner for at least 30 years presents a vapor migration concern and a potential for impact to the soil and groundwater beneath the related Mortgaged Property and is therefore a recognized environmental condition.

In the absence of a report confirming the related Mortgaged Property has not been adversely impacted above state regulatory guidelines by the on-site dry cleaning operation, a Phase II subsurface investigation was recommended for the related Mortgaged Property. In lieu of the Phase II, a lender’s environmental insurance policy was obtained, which includes coverage for existing and new pollution conditions arising from on-site dry cleaning operations. The related Mortgaged Property is covered under a Lender Environmental Collateral Protection and Liability Insurance policy issued by Steadfast Insurance Company. The coverage includes Lender Collateral Protection, First Party Cleanup and Third Party Liability. The policy has a limit of $3,000,000 per claim and in the aggregate, has a $50,000 self-insured retention for each claim and is based on a 10-year term with a 3-year tail.

43	Walgreens Youngstown (Loan No. 73) Dollar General Aurora (Loan No. 91)	With respect to each of the subject Mortgage Loans, the related Phase I environmental site assessment is dated a date that is more than 12 months prior to the origination date of the subject Mortgage Loan.
45	Equity Inns Portfolio (Loan No. 36)	The related appraisal is dated a date in August 2015, which is more than 12 months prior to the Cut-off Date.
45	Walgreens Youngstown (Loan No. 73)	With respect to each of the subject Mortgage Loans, the related appraisal is dated a date that is more than 6 months prior to the origination date of the subject Mortgage Loan and more than

Sch. C-23

Rep. No. on Exhibit C	Mortgage Loan Name and Number as Identified on Exhibit A	Description of Exception
	Dollar General Aurora (Loan No. 91)	12 months prior to the Cut-off Date.

Sch. C-24

EXHIBIT D-1

FORM OF CERTIFICATE OF THE SECRETARY OR
AN ASSISTANT SECRETARY OF THE MORTGAGE LOAN SELLER

LADDER CAPITAL FINANCE LLC

SECRETARY’S CERTIFICATE

I, [_____], the duly appointed Secretary of Ladder Capital Finance LLC (the “Mortgage Loan Seller”), HEREBY CERTIFY that:

1.	The Mortgage Loan Seller is a limited liability company duly organized and validly existing under the laws of the State of Delaware.

2.	Attached hereto as Exhibit A are true and correct copies of the Certificate of Formation and Amended and Restated Limited Liability Company Agreement of the Mortgage Loan Seller (as amended by the First Amendment and Second Amendment thereof), which Certificate of Formation and Amended and Restated Limited Liability Company Agreement (as so further amended) are on the date hereof in full force and effect.

3.	Attached hereto as Exhibit B is a certificate of the Secretary of the State of Delaware with respect to the good standing of the Mortgage Loan Seller.

4.	Attached hereto as Exhibit C are true and correct copies of resolutions that were adopted by the directors of the Mortgage Loan Seller.

5.	To the best of my knowledge, no proceedings looking toward liquidation or dissolution of the Mortgage Loan Seller are pending or contemplated.

6.	Each person listed on Exhibit D is and has been a duly elected or appointed and qualified officer or authorized signatory of the Mortgage Loan Seller and his or her genuine signature is set forth opposite his or her name.

7.	Each person listed on Exhibit D who signed, either manually or by facsimile signature, the Mortgage Loan Purchase Agreement, dated as of September 14, 2016 (the “Purchase Agreement”), between the Mortgage Loan Seller, Ladder Capital Finance Holdings LLLP, Series REIT of Ladder Capital Finance Holdings LLLP, Series TRS of Ladder Capital Finance Holdings LLLP and Wells Fargo Commercial Mortgage Securities, Inc. (the “Purchaser”) providing for the purchase of the Mortgage Loans by the Purchaser from the Mortgage Loan Seller, and/or the Indemnification Agreement referred to in the Purchase Agreement, was, at the respective times of such signing and delivery, duly authorized or appointed to execute such documents in such capacity, and the signatures of such persons or facsimiles thereof appearing on such documents are their genuine signatures.

Exh. D-1-1

IN WITNESS WHEREOF, I have signed this Certificate as of September 29, 2016.

By:
Name:
Title:

I, ______, a ________ of the Seller, hereby certify that ________ is the duly elected or appointed, as the case may be, qualified and acting Secretary of the Seller and that the signature appearing above is her genuine signature.

IN WITNESS WHEREOF, the undersigned has executed this certificate as of September 29, 2016.

By:
Name:
Title:

Exh. D-1-2

EXHIBIT D-2

FORM OF CERTIFICATE OF AN AUTHORIZED PERSON OF LCFH

CERTIFICATE OF AUTHORIZED PERSON OF
LADDER CAPITAL FINANCE HOLDINGS LLLP

I, [________], an Authorized Person of Ladder Capital Finance Holdings LLLP (the “Partnership”), hereby certify as follows:

1.	The Partnership is a limited liability limited partnership duly organized and validly existing under the laws of the State of Delaware.

2.	Attached hereto as Exhibit A are true and correct copies of the following documents of the Partnership, which are on the date hereof in full force and effect:

(a)	Amended and Restated Certificate of Limited Partnership of LCFH, filed with the Secretary of State of the State of Delaware on December 5, 2014; and

(b)	Third Amended and Restated Limited Liability Limited Partnership Agreement of Ladder Capital Finance Holdings LLLP, dated as of December 31, 2014.

3.	Attached hereto as Exhibit B is a certificate of the Secretary of the State of Delaware with respect to the good standing of the Partnership.

4.	Attached hereto as Exhibit C are true and correct copies of resolutions of LC REIT and LC TRS (each as defined below) with respect to Authorized Persons acting on behalf of the Partnership.

5.	To the best of my knowledge, no proceedings looking toward liquidation or dissolution of the Partnership are pending or contemplated.

6.	Each person listed on Exhibit D is an authorized signatory of the Partnership and his or her genuine signature is set forth opposite his or her name.

7.	Each person listed on Exhibit D who signed, either manually or by facsimile signature, the Mortgage Loan Purchase Agreement, dated and effective as of September 14, 2016 (the “Purchase Agreement”), between the Partnership, Ladder Capital Finance LLC (the “Seller”), Series REIT of Ladder Capital Finance Holdings LLLP (“LC REIT”), Series TRS of Ladder Capital Finance Holdings LLLP (“LC TRS”) and Wells Fargo Commercial Mortgage Securities, Inc. (the “Purchaser”), providing for the purchase of the Mortgage Loans by the Purchaser from the Seller, and/or the Indemnification Agreement referred to in the Purchase Agreement, was, at the respective times of such signing and delivery, duly authorized or appointed to execute such documents in such capacity, and the signatures of such persons or facsimiles thereof appearing on such documents are their genuine signatures. Capitalized terms not otherwise defined herein have the meanings assigned to them in the Purchase Agreement.

Exh. D-2-1

IN WITNESS WHEREOF, I have signed this Certificate as of September 29, 2016.

By:
Name:
Title:

I, _______, Authorized Person, hereby certify that _________ is an Authorized Person and that the signature appearing above is her genuine signature.

IN WITNESS WHEREOF, I have signed this Certificate as of September 29, 2016.

By:
Name:
Title:

Exh. D-2-2

EXHIBIT D-3

FORM OF CERTIFICATE OF THE SECRETARY OR
AN ASSISTANT SECRETARY OF LC REIT

CERTIFICATE OF OFFICER OF SERIES REIT OF
LADDER CAPITAL FINANCE HOLDINGS LLLP

I, [_______] the duly appointed Secretary of Series REIT of Ladder Capital Finance Holdings LLLP (“LC REIT”), hereby certify as follows:

1.	LC REIT is a series of Ladder Capital Finance Holdings LLLP (“LCFH”), a Delaware limited liability limited partnership, and is duly established pursuant to Section 17-218 of the Delaware Revised Uniform Limited Partnership Act. LCFH is duly organized and validly existing under the laws of the State of Delaware.

2.	Attached hereto as Exhibit A are true and correct copies of the following documents of LCFH, which are on the date hereof in full force and effect:

(a)	Amended and Restated Certificate of Limited Partnership of LCFH, filed with the Secretary of State of the State of Delaware on December 5, 2014

(b)	Third Amended and Restated Limited Liability Limited Partnership Agreement of Ladder Capital Finance Holdings LLLP, dated as of December 31, 2014

3.	Attached hereto as Exhibit B is a certificate of the Secretary of the State of Delaware with respect to the good standing of LCFH.

4.	Attached hereto as Exhibit C are true and correct copies of resolutions of the Board of Directors of LC REIT.

5.	To the best of my knowledge, no proceedings looking toward liquidation or dissolution of LCFH are pending or contemplated.

6.	Each person listed on Exhibit D is and has been a duly elected or appointed and qualified officer or authorized signatory of LC REIT and his or her genuine signature is set forth opposite his or her name:

7.	Each person listed on Exhibit D who signed, either manually or by facsimile signature, on behalf of LC REIT, the Mortgage Loan Purchase Agreement, dated as of September 14, 2016 (the “Purchase Agreement”), between Ladder Capital Finance LLC (the “Seller”), Ladder Capital Finance Holdings LLLP, LC REIT, Series TRS of Ladder Capital Finance Holdings LLLP and Wells Fargo Commercial Mortgage Securities, Inc. (the “Purchaser”) providing for the purchase of the Mortgage Loans by the Purchaser from the Seller, and/or the Indemnification Agreement referred to in the Purchase Agreement, was, at the respective times of such signing and delivery, duly authorized or appointed to execute such documents in such capacity, and the signatures of such persons or facsimiles thereof

Exh. D-3-1

appearing on such documents are their genuine signatures. Capitalized terms not otherwise defined herein have the meanings assigned to them in the Purchase Agreement.

Exh. D-3-2

IN WITNESS WHEREOF, I have signed this Certificate as of September 29, 2016.

By:
Name:
Title:

I, _______, the ________ of LC REIT, hereby certify that _________ is the duly elected or appointed, as the case may be, qualified and acting Secretary of LC REIT and that the signature appearing above is her genuine signature.

IN WITNESS WHEREOF, I have signed this Certificate as of September 29, 2016.

By:
Name:
Title:

Exh. D-3-3

EXHIBIT D-4

FORM OF CERTIFICATE OF THE SECRETARY OR
AN ASSISTANT SECRETARY OF LC TRS

CERTIFICATE OF OFFICER OF SERIES TRS OF
LADDER CAPITAL FINANCE HOLDINGS LLLP

I, [_______] the duly appointed Secretary of Series TRS of Ladder Capital Finance Holdings LLLP (“LC TRS”), hereby certify as follows:

1.	LC TRS is a series of Ladder Capital Finance Holdings LLLP (“LCFH”), a Delaware limited liability limited partnership, and is duly established pursuant to Section 17-218 of the Delaware Revised Uniform Limited Partnership Act. LCFH is duly organized and validly existing under the laws of the State of Delaware.

2.	Attached hereto as Exhibit A are true and correct copies of the following documents of LCFH, which are on the date hereof in full force and effect:

(a)	Amended and Restated Certificate of Limited Partnership of LCFH, filed with the Secretary of State of the State of Delaware on December 5, 2014

(b)	Third Amended and Restated Limited Liability Limited Partnership Agreement of Ladder Capital Finance Holdings LLLP, dated as of December 31, 2014

3.	Attached hereto as Exhibit B is a certificate of the Secretary of the State of Delaware with respect to the good standing of LCFH.

4.	Attached hereto as Exhibit C are true and correct copies of resolutions of the Board of Directors of LC TRS.

5.	To the best of my knowledge, no proceedings looking toward liquidation or dissolution of LCFH are pending or contemplated.

6.	Each person listed on Exhibit D is and has been a duly elected or appointed and qualified officer or authorized signatory of LC TRS and his or her genuine signature is set forth opposite his or her name:

7.	Each person listed on Exhibit D who signed, either manually or by facsimile signature, on behalf of LC TRS, the Mortgage Loan Purchase Agreement, dated as of September 14, 2016 (the “Purchase Agreement”), between Ladder Capital Finance LLC (the “Seller”), Ladder Capital Finance Holdings LLLP, Series REIT of Ladder Capital Finance Holdings LLLP, LC TRS and Wells Fargo Commercial Mortgage Securities, Inc. (the “Purchaser”) providing for the purchase of the Mortgage Loans by the Purchaser from the Seller, and/or the Indemnification Agreement referred to in the Purchase Agreement, was, at the respective times of such signing and delivery, duly authorized or appointed to execute such documents in such capacity, and the signatures of such persons or facsimiles thereof

Exh. D-4-1

appearing on such documents are their genuine signatures. Capitalized terms not otherwise defined herein have the meanings assigned to them in the Purchase Agreement.

Exh. D-4-2

IN WITNESS WHEREOF, I have signed this Certificate as of September 29, 2016.

By:
Name:
Title:

I, _______, the ________ of LC TRS, hereby certify that _________ is the duly elected or appointed, as the case may be, qualified and acting Secretary of LC TRS and that the signature appearing above is her genuine signature.

IN WITNESS WHEREOF, I have signed this Certificate as of September 29, 2016.

By:
Name:
Title:

Exh. D-4-3

EXHIBIT D-5

FORM OF CERTIFICATE OF THE MORTGAGE LOAN SELLER

CERTIFICATE OF MORTGAGE LOAN SELLER

In connection with the execution and delivery by Ladder Capital Finance LLC (“LCF”) of, and the consummation of the various transactions contemplated by, that certain Mortgage Loan Purchase Agreement dated as of September 14, 2016 (the “Mortgage Loan Purchase Agreement”) between LCF, as seller, Ladder Capital Finance Holdings LLLP, Series REIT of Ladder Capital Finance Holdings LLLP, Series TRS of Ladder Capital Finance Holdings LLLP and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser (the “Purchaser”), the undersigned hereby certifies that (i) except as set forth on Schedule C to the Mortgage Loan Purchase Agreement, the representations and warranties of LCF in or made pursuant to Section 4(a) of the Mortgage Loan Purchase Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, (ii) LCF has, in all material respects, complied with all the agreements and satisfied all the conditions on its part required under the Mortgage Loan Purchase Agreement to be performed or satisfied at or prior to the date hereof, and (iii) since the date of the Mortgage Loan Purchase Agreement, there will not have been, immediately prior to the transfer of the Mortgage Loans pursuant to the Mortgage Loan Purchase Agreement, any material adverse change in the financial condition of LCF. Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Mortgage Loan Purchase Agreement.

Certified this September 29, 2016.

LADDER CAPITAL FINANCE LLC

By:
Name:
Title:

Exh. D-5-1

EXHIBIT D-6

FORM OF CERTIFICATE OF LADDER CAPITAL FINANCE HOLDINGS LLLP

CERTIFICATE OF LADDER CAPITAL FINANCE HOLDINGS LLLP

In connection with the execution and delivery by Ladder Capital Finance Holdings LLLP (“LCFH”) of, and the consummation of the various transactions contemplated by, that certain Mortgage Loan Purchase Agreement dated as of September 14, 2016 (the “Mortgage Loan Purchase Agreement”) between Ladder Capital Finance LLC, as seller, LCFH, Series REIT of Ladder Capital Finance Holdings LLLP, Series TRS of Ladder Capital Finance Holdings LLLP and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser (the “Purchaser”), the undersigned hereby certifies that (i) except as set forth on Schedule C to the Mortgage Loan Purchase Agreement, the representations and warranties of LCFH in or made pursuant to Section 4(a) of the Mortgage Loan Purchase Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof and (ii) since the date of the Mortgage Loan Purchase Agreement, there will not have been, immediately prior to the transfer of the Mortgage Loans pursuant to the Mortgage Loan Purchase Agreement, any material adverse change in the financial condition of LCFH. Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Mortgage Loan Purchase Agreement.

Certified this September 29, 2016.

LADDER CAPITAL FINANCE HOLDINGS LLLP

By:
Name:
Title:

Exh. D-6-1

EXHIBIT D-7

FORM OF CERTIFICATE OF SERIES REIT OF
LADDER CAPITAL FINANCE HOLDINGS LLLP

CERTIFICATE OF SERIES REIT OF LADDER CAPITAL FINANCE HOLDINGS LLLP

In connection with the execution and delivery by Series REIT of Ladder Capital Finance Holdings LLLP (“LC REIT”) of, and the consummation of the various transactions contemplated by, that certain Mortgage Loan Purchase Agreement dated as of September 14, 2016 (the “Mortgage Loan Purchase Agreement”) between Ladder Capital Finance LLC, as seller, Ladder Capital Finance Holdings LLLP, LC REIT, Series TRS of Ladder Capital Finance Holdings LLLP and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser (the “Purchaser”), the undersigned hereby certifies that (i) except as set forth on Schedule C to the Mortgage Loan Purchase Agreement, the representations and warranties of LC REIT in or made pursuant to Section 4(a) of the Mortgage Loan Purchase Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof and (ii) since the date of the Mortgage Loan Purchase Agreement, there will not have been, immediately prior to the transfer of the Mortgage Loans pursuant to the Mortgage Loan Purchase Agreement, any material adverse change in the financial condition of LC REIT. Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Mortgage Loan Purchase Agreement.

Certified this September 29, 2016.

SERIES REIT OF LADDER CAPITAL FINANCE HOLDINGS LLLP

By:
Name:
Title:

Exh. D-7-1

EXHIBIT D-8

FORM OF CERTIFICATE OF SERIES TRS OF
LADDER CAPITAL FINANCE HOLDINGS LLLP

CERTIFICATE OF SERIES TRS OF LADDER CAPITAL FINANCE HOLDINGS LLLP

In connection with the execution and delivery by Series TRS of Ladder Capital Finance Holdings LLLP (“LC TRS”) of, and the consummation of the various transactions contemplated by, that certain Mortgage Loan Purchase Agreement dated as of September 14, 2016 (the “Mortgage Loan Purchase Agreement”) between Ladder Capital Finance LLC, as seller, Ladder Capital Finance Holdings LLLP, Series REIT of Ladder Capital Finance Holdings LLLP, LC TRS and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser (the “Purchaser”), the undersigned hereby certifies that (i) except as set forth on Schedule C to the Mortgage Loan Purchase Agreement, the representations and warranties of LC TRS in or made pursuant to Section 4(a) of the Mortgage Loan Purchase Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof and (ii) since the date of the Mortgage Loan Purchase Agreement, there will not have been, immediately prior to the transfer of the Mortgage Loans pursuant to the Mortgage Loan Purchase Agreement, any material adverse change in the financial condition of LC TRS. Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Mortgage Loan Purchase Agreement.

Certified this September 29, 2016.

SERIES TRS OF LADDER CAPITAL FINANCE HOLDINGS LLLP

By:
Name:
Title:

Exh. D-8-1

EXHIBIT E

FORM OF OFFICER’S CERTIFICATE OF
LADDER CAPITAL FINANCE LLC

[______], 20[__]

Wells Fargo Securities, LLC
375 Park Avenue, 2nd Floor, J0127 023
New York, New York 10152
Attention: A.J. Sfarra

Jeff D. Blake, Esq.
Wells Fargo Law Department, D1053 300
301 South College Street
Charlotte, North Carolina 28288

With copies to the Addressees listed on Schedule A

Re: WFCM 2016-LC24 – Officer’s Certificate Pursuant to Section 4(j) of the Mortgage Loan Purchase Agreement

Reference is hereby made to that certain Pooling and Servicing Agreement, dated September 1, 2016, and that certain Mortgage Loan Purchase Agreement, dated September 14, 2016 (the “Mortgage Loan Purchase Agreement”), between the undersigned (the “Mortgage Loan Seller”) and Wells Fargo Commercial Mortgage Securities, Inc. In accordance with Section 4(j) of the Mortgage Loan Purchase Agreement, the Mortgage Loan Seller hereby certifies to the Depositor, as follows:

1.	The Mortgage Loan Seller has delivered the Diligence File (as defined in the Pooling and Servicing Agreement) with respect to each Mortgage Loan to the Designated Site (as defined in the Pooling and Servicing Agreement); and

2.	Each Diligence File constitutes all documents required under the definition of “Diligence File” and such Diligence File is organized and categorized in accordance with the electronic file structure reasonably agreed to by the Depositor and Mortgage Loan Seller.

Capitalized terms used herein without definition have the meanings given them in the Mortgage Loan Purchase Agreement.

IN WITNESS WHEREOF, the undersigned has caused this diligence file certification to be executed by its duly authorized officer or representative, the [___] day of [___].

Exh. E-1-1

Sincerely yours,

LADDER CAPITAL FINANCE LLC

By:
Name:
Title:

Exh. E-1-2

SCHEDULE A

LIST OF ADDRESSEES TO BE COPIED

GENERAL MASTER SERVICER:

Wells Fargo Bank, National Association
Commercial Mortgage Servicing
MAC D1086-120, 550 South Tryon Street, 14th Floor
Charlotte, North Carolina 28202
Attention: WFCM 2016-LC24 Asset Manager
Email: commercial.servicing@wellsfargo.com

GENERAL SPECIAL SERVICER:

Midland Loan Services, a Division of PNC Bank, National Association
10851 Mastin Street
Overland Park, Kansas 66210
Attention: Executive Vice President – Division Head
Telecopy number: 1-888-706-3565

CERTIFICATE ADMINISTRATOR:

Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, Maryland 21045
Attention: Corporate Trust Services – WFCM 2016-LC24

TRUSTEE:

Wilmington Trust, National Association
1100 North Market Street
Wilmington, Delaware 19890
Attention: CMBS Trustee WFCM 2016-LC24

DIRECTING CERTIFICATEHOLDER:

Prime Finance CMBS B-Piece Holdco IV, L.P.
1330 Avenue of the Americas, Suite 2700
New York, New York 10019
Attention: Luke Dann
Facsimile number: (212) 320-0288
Email: ldann@primefinance.com

ASSET REPRESENTATIONS REVIEWER:

Trimont Real Estate Advisors, LLC

One Alliance Center

3500 Lenox Road, Suite G1

Atlanta, Georgia 30326,

Attention: Operating Advisor

Exh. E-1-3

Facsimile No.: (404) 420-5610

Email: operatingadvisor@trimontrea.com;

OPERATING ADVISOR:

Trimont Real Estate Advisors, LLC

One Alliance Center

3500 Lenox Road, Suite G1

Atlanta, Georgia 30326,

Attention: Operating Advisor

Facsimile No.: (404) 420-5610

Email: operatingadvisor@trimontrea.com;

Exh. E-1-4